                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      FINANCIAL PERFORMANCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                       FINANCIAL PERFORMANCE CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

                                                              New York, New York
                                                                   June   , 2001

To the Shareholders of
FINANCIAL PERFORMANCE CORPORATION

     The Annual Meeting of Shareholders of Financial Performance Corporation will be held on August 1, 2001 at The Kimberly Hotel, 145 East 50th Street, New York, New York at 10:00 a.m. for the following purposes:

     (1) To elect directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualify;

     (2) To consider and vote on a proposal to change the state of incorporation of the Company from New York to Delaware, to be effected by a merger of the Company with and into a newly formed, wholly-owned Delaware subsidiary, the effects of which would include the classification of the board of directors, an increase in the authorized capital stock, and a change of the Company's name from "Financial Performance Corporation" to "BrandPartners Group, Inc.";

     (3) To consider and vote on a proposal to adopt the Financial Performance Corporation Incentive Compensation Plan;

     (4) To consider and vote on a proposal to adopt the Financial Performance Corporation 2001 Stock Incentive Plan;

     (5) To consider and vote on a proposal to ratify option grants made to certain officers and directors of the Company in 1999 and 2000;

     (6) To consider and vote on a proposal to ratify conversion rights granted to holders of certain promissory notes delivered by the Company in partial consideration for the acquisition of Willey Brothers, Inc. and to the holders of the Company's Class A Convertible Preferred Stock; and

     (7) To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on June 20, 2001 are entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, BUT WISH THEIR STOCK TO BE VOTED ON MATTERS TO BE PRESENTED TO THE MEETING, ARE URGED TO REVIEW THE ATTACHED PROXY STATEMENT PROMPTLY AND THEN COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID, ADDRESSED ENVELOPE, OR VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS FOR VOTING SET FORTH IN THE ATTACHED PROXY STATEMENT AND ON THE PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                                           By Order of the Board of Directors,

                                                  JEFFREY S. SILVERMAN,
                                                         Chairman

                       FINANCIAL PERFORMANCE CORPORATION
                                777 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                PROXY STATEMENT

     This Proxy Statement is furnished with respect to the solicitation of proxies by the Board of Directors of Financial Performance Corporation (the "Company") for the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. on August 1, 2001 and at any adjournment or adjournments thereof, at The Kimberly Hotel, 145 East 50th Street, New York, New York. The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to shareholders is July 2, 2001.

     As of the close of business on June 20, 2001, the date for determining the shareholders of record entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof, there were issued and outstanding shares of the Company's common stock, the holders thereof being entitled to one vote per share. The presence at the Annual Meeting of a majority of such shares, in person or by proxy, are required for a quorum. All shares that have been properly voted, whether by telephone, Internet or mail, and not revoked, will be treated as being present for the purpose of determining the presence of a quorum at the Annual Meeting and will be voted at the Annual Meeting.

     The form of proxy solicited by the Board of Directors affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares represented by the proxy will be voted and, where the solicited shareholder indicates a choice with respect to any matter to be acted upon, the shares will be voted as specified. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the proxy will have the discretion to vote on those matters.

     The expense of the solicitation of proxies for the meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of the enclosed proxy materials to shareholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors, and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board of Directors by telephone, telefax, and personal interview.

     Shareholders of record may vote by telephone, via the Internet or by mail. A toll-free telephone number and web site address are included on the proxy card. For shareholders who choose to vote by mail, a postage-paid envelope is provided.

     Voting by Telephone. Shareholders of record may vote by using the toll-free number listed on the proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow shareholders to vote their shares and confirm that their instructions have been properly recorded. The Company's telephone voting procedures are designed to authenticate shareholders by using individual control numbers provided on each proxy card. Shareholders who vote by telephone need not return the proxy card. Please see the proxy card for specific instructions.

     Voting via the Internet. Shareholders of record may also vote via the Internet as instructed on the proxy card. Internet voting is available 24 hours a day. As with telephone voting, shareholders will be given the opportunity to confirm that votes have been properly recorded. The Company's Internet voting procedures are designed to authenticate shareholders by using individual control numbers provided on each proxy card. Shareholders who vote via the Internet need not return the proxy card. Please see the proxy card for specific instructions.

     Voting by Mail. If a shareholder chooses to vote by mail, the proxy card should be signed, dated and returned in the postage-paid envelope provided. If a proxy card is signed, dated and mailed without indicating how it should be voted, it will be voted as recommended by the Board of Directors.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The persons named in the accompanying proxy intend to vote for the election as directors the eight nominees listed herein. All of the nominees have consented to serve if elected. All directors will be elected to hold office until the next Annual Meeting of shareholders, and, in each case, each director will serve until his successor is elected and qualified or until his earlier resignation or removal. In the event that Proposal 2 relating to the reincorporation of the Company in Delaware is approved by shareholders at the Annual Meeting, the Board of Directors will be divided into three classes, denominated Class I, Class II and Class III, with the directors in such each such class holding office following the initial classification for terms of one year, two years and three years, respectively, as follows: Class I Directors (term expiring 2002) -- Richard Levy and Ronald Nash; Class II Directors (term expiring 2003) -- J. William Grimes and William Lilley III; and Class III Directors (term expiring 2004) -- Jonathan F. Foster, Nathan Gantcher, Jeffrey
S. Silverman and Edward T. Stolarski. Reference is made to Proposal 2 for a full discussion of the proposal for reincorporation and a classified Board of Directors. If a nominee should be unable to act as a director, which is not anticipated, the persons named in the proxy will vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. Each of the nominees presently serves as a director.

     Set forth below is biographical information for each of the nominees:

     Jonathan F. Foster, 40, has been a director of the Company since August 2000. He has been a Senior Managing Director of Bear, Stearns & Co. Inc.'s Mergers and Acquisitions Group since May 2001. During 2000 he served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Toysrus.com LLC. From 1988 though 1999, Mr. Foster was employed by the investment banking firm of Lazard Freres & Co., LLC, and served as a General Partner and later as a Managing Director of such firm from 1996 to 1999. He is a member of the Economic Club of New York and Board of Trustees of the New York Historical Society.

     Nathan Gantcher, 60, has been a director of the Company since August 2000. From 1997 to 1999 he was Vice Chairman of CIBC World Markets Corp., the U.S.
Section 20 broker-dealer of Canadian Imperial Bank of Commerce. From 1968 to 1997, Mr. Gantcher was employed by Oppenheimer & Co., Inc., and served as its President, Chief Operating Officer and Co-Chief Executive Officer from 1983 until the firm was acquired by CIBC in 1997. Mr. Gantcher is chairman of the Board of Trustees of Tufts University and has been a member of such Board since 1983. He is a member of the Board of Overseers and Chairman of the Nominating Committee at the Columbia University Graduate School of Business. Mr. Gantcher is a member of the Council on Foreign Relations. He is a director of Neuberger Berman Inc., Mack-Cali Realty Corp. and Click Software, a Senior Advisor of RRE Investors, and a former governor of the American Stock Exchange. Mr. Gantcher is a member of the Steering Committee of the Wall Street Division of the United Jewish Appeal, a member of the Board of Directors of the Jewish Communal Fund and a Trustee of the Anti-Defamation League Foundation.

     J. William Grimes, 60, has been a director of the Company since August 2000. He is the co-founder and General Partner of BG Media, a private equity fund founded in 1997 that focuses on the media/communications industries and that was a member of an investor group participating in an equity investment in iMapData.com, Inc. ("iMapData"), a subsidiary of the Company, in February 2001. From 1981 to 1988, Mr. Grimes served as the President and Chief Executive Officer of ESPN. From 1991 to 1993, Mr. Grimes served as the President and Chief Executive Officer of Multimedia (a diversified publishing company with newspapers and television properties, recently bought by Gannett). From 1988 to 1991, Mr. Grimes was the Chief Executive Officer of Univision Holdings, Inc. (a Spanish language media company operating in the United States). From 1994 to 1996, Mr. Grimes was the Chief Executive Officer of Zenith

Media, a media planning and buying agency. Mr. Grimes currently serves on the boards of a number of media companies, including InterVU (recently acquired by Akamai Technologies), a company that delivers live and on-demand video and audio content over the Internet, Lifestyle Ventures, a publisher of teen girl content and owner of American Cheerleader and Dance Spirit magazines, AdOutlet, an internet business-to-business start-up, and Nelligan Sports Marketing, specializing in sports event management and marketing. Mr. Grimes also serves on the boards of BG Media portfolio companies Versaware, i3 Mobile and American Media.

     Richard Levy, 67, has been a director and secretary of the Company since April 1994. Since October 2000, Mr. Levy has been a Senior Managing Director of Insignia/ESG, a real estate management and brokerage firm. From March 1998 to October 2000, Mr. Levy was a Senior Vice President of Tishman Real Estate Services, a real estate consulting and brokerage firm. Until March 1998, Mr. Levy was a Senior Director of Cushman & Wakefield, Inc., a real estate consulting and brokerage firm, and was employed by such firm for almost 40 years.

     William Lilley III, 63, has been a director of the Company since March 2000. He is a co-founder of iMapData, and has been Chairman and Chief Executive Officer of iMapData since it was acquired by the Company in 2000. From 1988 to 2000, Mr. Lilley was Chairman and Chief Executive Officer of InContext, Inc., a District of Columbia corporation, prior to its reincorporation in Delaware as iMapData. From 1980 to 1986, Mr. Lilley was Senior Vice President, Corporate Affairs, of CBS Inc. From 1977 to 1978, Mr. Lilley served as Staff Director of the Budget Committee for the U.S. House of Representatives and from 1975 to 1977 he served as Director of the U.S. Council on Wage and Price Stability. He received his Ph.D. from, and has taught at, Yale University.

     Ronald Nash, 56, has been a director of the Company since November 1999 and was President of the Company from January 2000 to March 2001. From 1998 to 1999, Mr. Nash served as President and Chief Executive Officer of Network Consulting, Inc., a company engaged in both private and public financial markets. Mr. Nash founded and from 1982 to 1998 was the President of Nash Weiss & Co, a brokerage firm specializing in market making for Nasdaq companies. Mr. Nash is also a founder and director of Steinberg & Lyman Investment Bankers.

     Jeffrey S. Silverman, 55, has been Chairman of the Board and Chief Executive Officer of the Company since January 2000 and a director of the Company since November 1999. Mr. Silverman is co-founder and has served as Chairman of LTS Capital Partners, LLC, an investment firm, since 1997. Mr. Silverman has served as a director of Triarc Companies Inc. since 1999 and a director of Boyar Value Fund Inc. since 1998. From June 1982 to August 1997, Mr. Silverman was Chief Executive Officer of PLY GEM Industries, Inc., a home improvement building products supplier, and served as a director of PLY GEM from 1981 through August 1997, becoming its Chairman of the Board in February 1986.

     Edward T. Stolarski, 39, has been Executive Vice President and a Director of the Company since May 2000, and Chief Financial Officer since June 2000. From 1987 to 2000, Mr. Stolarski was employed by GE Capital Corporation, where he was a Senior Vice President of the Capital Funding Group.

     Shares represented by proxies solicited by the Board of Directors will, unless contrary instructions are given, be voted in favor of the election as directors of the nominees named above. If a shareholder wishes to withhold authority to vote for any nominee, such shareholder can do so by following the directions set forth on the form of proxy solicited by the Board of Directors or on the ballot distributed at the Annual Meeting if such shareholder wishes to vote in person. Directors shall be elected by a plurality vote of the shares of common stock present in person or represented by proxy at the meeting. Abstentions and broker non-votes will not have the effect of votes in opposition to a person nominated as a director.

     During fiscal year 2000, the Board of Directors and its executive committee held a total of nine meetings. The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised of Messrs. Foster, Gantcher and Grimes. The Compensation Committee reviews the Company's compensation policies and practices and develops recommendations with respect to compensation for the Company's senior executives. The Audit Committee of the Board of Directors is comprised of Messrs. Gantcher and Grimes. The Audit Committee reviews the audit plan with the Company's independent accountants, the scope and results of their audit and other related audit and accounting issues. The Compensation Committee and the

Audit Committee were formed by the Board of Directors on August 9, 2000, and held no meetings during fiscal year 2000. The Board of Directors as a whole proposes nominees for election to the Board of Directors.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company is comprised of two independent directors and operates under a written charter annually adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Annex A.

     In the performance of its oversight responsibility, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management of the Company. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by the U.S. Statement of Auditing Standards No. 61, as amended (Communication with Audit Committees).

     The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors the independent auditors' independence.

     Based on the review and discussions described above with management and the independent auditors, and subject to the limitations of our role, the Audit Committee recommended to the Board of Directors that the financial statements for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and filed with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee
                                          of the Board of Directors

                                          Nathan Gantcher
                                          J. William Grimes

INDEPENDENT PUBLIC ACCOUNTANTS

     On January 18, 2000, the Company's Board of Directors appointed Grant Thornton LLP as its independent public accountants, replacing Goldstein & Morris.

     During the years ended December 31, 1998 and December 31, 1999 and the subsequent interim period through January 18, 2000, there were no disagreements with Goldstein & Morris on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein & Morris, would have caused them to make reference to the subject matter of the disagreement in their reports. The reports of Goldstein & Morris on our financial statements for the years ended December 31, 1998 and December 31, 1999 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     A letter from Goldstein & Morris to the Securities and Exchange Commission (the "SEC"), dated January 18, 2000, stating that they agree with the foregoing, was filed as an Exhibit to the Company's Form 8-K dated January 18, 2000.

AUDIT AND OTHER FEES:

     For the year ended December 31, 2000, Grant Thornton LLP billed the company for various audit and non-audit services, as follows:

     Audit Fees. The aggregate fees billed by Grant Thornton LLP for professional services rendered in connection with such firm's audit of the Company's financial statements for the fiscal year ended Decem-ber 31, 2000, including the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $351,000.

     Financial Information Systems Design and Implementation Fees. During 2000, Grant Thornton LLP did not perform any professional services for the Company related to financial information systems design and implementation.

     All Other Fees. The aggregate fees billed by Grant Thornton LLP for all other services rendered to the Company in connection with the 2000 fiscal year were $157,000, which included fees for tax-related services and special projects. The Audit Committee of the Board has considered whether provision of these non-audit services by Grant Thornton LLP is compatible with maintaining the independent public accountants' independence.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Company's common stock as of May 29, 2001 by (i) each person who is known to us to be the beneficial owner of more than 5% of the common stock of the Company, (ii) each of our directors, (iii) each of our executive officers, and
(iv) all directors and executive officers of the Company as a group. The following information is based in part upon data furnished by the persons indicated below.

                                                                     AMOUNT            PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED(1)    OF CLASS
------------------------------------                          ---------------------    --------
Robert S. Trump(2)..........................................        4,506,422           34.3%
Jeffrey S. Silverman(3).....................................        4,229,000           27.4%
Ronald Nash(4)..............................................        4,168,000           27.0%
James M. Willey(5)..........................................        1,089,583            8.1%
Thomas P. Willey(5).........................................        1,089,583            8.1%
Laurence DeFranco(6)........................................          450,000            3.4%
William Lilley III(6).......................................          450,000            3.4%
Richard S. Levy(7)..........................................          318,000            2.4%
Nathan Gantcher(8)..........................................          300,000            2.2%
Edward T. Stolarski(9)......................................          250,400            1.9%
Jonathan Foster(10).........................................          160,000            1.2%
J. William Grimes(11).......................................          154,000            1.2%
All directors and executive officers as a group (11
  persons)..................................................       12,658,566           65.0%

---------------
 (1) Directly and indirectly. The inclusion of securities owned by others as beneficially owned by the respective individuals does not constitute an admission that such securities are beneficially owned by them. Unless otherwise indicated, the business address for each of such beneficial owners is c/o Financial Performance Corporation, 777 Third Avenue, 30th Floor, New York, New York 10017.

 (2) Includes: (i) 2,006,422 shares of common stock; and (ii) 2,500,000 shares of common stock subject to options granted by Mr. Trump to Mr. Silverman and Mr. Nash to each purchase 1,250,000 shares of common stock of the Company owned by Mr. Trump (the "Trump Options"). Mr. Silverman is deemed to beneficially own 1,250,000 shares underlying the Trump Options and Mr. Nash is deemed to beneficially own 1,250,000 shares underlying the Trump Options. Mr. Trump has sole dispositive power and may be deemed to share voting power with respect to the 2,006,422 shares beneficially owned by him, and may be deemed to share voting power and, under certain circumstances, dispositive power with respect to the 2,500,000 shares subject to Trump Options, pursuant to the agreements relating to the Trump Options and the agreements among the Company, Messrs. Trump, Silverman and Nash, and other shareholders. The business address of Mr. Trump is c/o Trump Management, Inc., 2611 West Second Street, Brooklyn, New York 11223. See "Executive Compensation and Other Information -- Certain Relationships and Related Transactions" below.

 (3) Includes: (i) 681,000 shares of common stock; (ii) options to purchase 1,000,000 shares of common stock from the Company, exercisable until November 17, 2004, at $.43 per share; (iii) options to purchase 1,000,000 shares of common stock from the Company, exercisable until January 10, 2005 at $14.50 per share; (iv) options to purchase 500,000 shares of common stock of the Company from Mr. Trump, exercisable until November 17, 2001, at $.8125 per share; (v) options to purchase 500,000 shares of common stock of the Company from Mr. Trump, exercisable until November 17, 2002, at $1.3125 per share; (vi) options to purchase 250,000 shares of common stock of the Company from Mr. Trump, exercisable until November 17, 2002, at $5.00 per share; (vii) 200,000 shares upon conversion of the Company's Class A Convertible Preferred Stock into common stock of the Company; and
     (viii) 98,000 shares upon conversion of a subordinated convertible promissory note of the Company held by Mr. Silverman. Mr. Silverman may be deemed to share voting power and dispositive power with respect to the 1,250,000 shares underlying his Trump Options, pursuant to the agreements relating to the Trump Options and the agreements among the Company and Messrs. Trump, Silverman and Nash, and other shareholders. Mr. Silverman may be deemed to share voting power and, under certain circumstances, dispositive power over the shares of common stock of the Company owned by Mr. Trump. Mr. Silverman expressly disclaims beneficial ownership, by reason of the Stockholders Agreement among the Company and Messrs. Trump, Silverman and Nash, of the common stock owned by Mr. Trump. See "Executive Compensation and Other Information -- Certain Relationships and Related Transactions" below.

 (4) Includes: (i) 620,000 shares of common stock; (ii) options to purchase 1,000,000 shares of common stock from the Company, exercisable until November 17, 2004 at $.43 per share; (iii) options to purchase 1,000,000 shares of common stock of the Company, exercisable until January 10, 2005, at $14.50 per share; (iv) options to purchase 500,000 shares of common stock of the Company from Mr. Trump, exercisable until November 17, 2001, at $.8125 per share; (v) options to purchase 500,000 shares of common stock of the Company from Mr. Trump, exercisable until November 17, 2002, at $1.3125 per share; (vi) options to purchase 250,000 shares of common stock of the Company from Mr. Trump, exercisable until November 17, 2002, at $5.00 per share; (vii) 200,000 shares upon conversion of the Company's Class A Convertible Preferred Stock into common stock of the Company; and
     (viii) 98,000 shares upon conversion of a subordinated convertible promissory note of the Company held by Mr. Nash. Mr. Nash may be deemed to share voting and dispositive power with respect to the 1,250,000 shares underlying his Trump Options, pursuant to the agreements relating to the Trump Options and the agreements among the Company and Messrs. Trump, Silverman and Nash, and other stockholders. Mr. Nash may be deemed to share voting power and, under certain circumstances, dispositive power over the shares of common stock of the Company owned by Mr. Trump. Mr. Nash expressly disclaims beneficial ownership, by reason of the Stockholders Agreement among the Company and Messrs. Trump, Silverman and Nash, of the common stock owned by Mr. Trump. See "Executive Compensation and Other Information -- Certain Relationships and Related Transactions" below.

 (5) For each of such individuals, includes 756,250 shares of common stock and 333,333 shares of common stock which may be acquired upon conversion of a convertible subordinated promissory note. The business address for each of such individuals is 10 Main Street, Rochester, New Hampshire 13839.

 (6) The business addresses for the following individuals are as follows:
     William Lilley III, 1615 L Street, Suite 540, Washington, D.C. 20036; and, Laurence DeFranco, 1420 Spring Hill Road, Suite 300, McLean, Virginia 22102.

 (7) Includes 118,000 shares of common stock and 200,000 shares which may be acquired pursuant to stock options which are currently exercisable. The business address of Mr. Levy is c/o Insignia/ESG, One Liberty Plaza, New York, New York 10006.

 (8) Includes 150,000 shares of common stock which may be acquired pursuant to stock options which are currently exercisable and 150,000 shares upon conversion of the Company's Class A Preferred Stock into common stock of the Company.

 (9) Includes 400 shares of common stock and 250,000 shares of common stock which may be acquired pursuant to existing stock options which are exercisable on or before July 28, 2001.

(10) Includes 150,000 shares of common stock which may be acquired pursuant to stock options which are currently exercisable and 10,000 shares upon conversion of the Company's Class A Convertible Preferred Stock into common stock of the Company.

(11) Includes 4,000 shares of common stock and 150,000 shares of common stock which may be acquired pursuant to stock options which are currently exercisable.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the years ended December 31, 2000, December 31, 1999 and December 31, 1998, the compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer and to each of the five most highly compensated executive officers of the Company and its subsidiaries other than the Company's Chief Executive Officer:

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL
                                                   COMPENSATION
                                                      AWARDS
                                                 ----------------     LONG TERM       ALL OTHER
                                                 SALARY    BONUS     COMPENSATION    COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR    ($)      ($)       OPTIONS(#)        ($)(1)
---------------------------                ----  -------  -------    ------------    ------------
Jeffrey S. Silverman(2)..................  2000       --       --     1,000,000(3)          --
  Chairman of the Board and                1999       --       --     1,000,000(4)          --
  Chief Executive Officer
Ronald Nash(5)...........................  2000       --       --     1,000,000(6)          --
  President                                1999       --       --     1,000,000(7)          --
Edward T. Stolarski(8)...................  2000  171,000       --       400,000(9)          --
  Executive Vice President and
  Chief Financial Officer
William F. Finley(10)....................  2000  225,800       --                           --
  Chief Executive Officer                  1999  250,000  287,500            --         55,600
  (1998 and 1999) and                      1998  187,000  100,000            --         18,480
  Chief Financial Officer (2000)
Susan Michaelson(11).....................  2000  325,000  203,000(12)         --        19,500
  Managing Director of                     1999  250,000  383,000(13)         --        18,100
  Michaelson Kelbick Partners Inc.         1998  169,000  857,000(14)
     ("MKP")                                                                 --         18,480
Hillary Kelbick(15)......................  2000  325,000  203,000(12)         --        19,500
  Managing Director of MKP                 1999  250,000  383,000(13)         --        18,100
                                           1998  169,000  857,000(14)         --        18,480

---------------
 (1) "All Other Compensation" is comprised of (i) contributions made by the Company to the named executives pursuant to the Company's 401(k) and profit sharing plans, and (ii) for Mr. Finley in 1999, $37,500, representing the fair market value of 100,000 shares of common stock issued to Mr. Finley on November 17, 1999. See Note 10 below.

 (2) Mr. Silverman was elected to the Board of Directors in November 1999 and became Chairman and Chief Executive Officer in January 2000.

 (3) In January 2000, at the time Mr. Silverman became Chief Executive Officer of the Company, Mr. Silverman agreed to accept, in lieu of salary for the year 2000, options to purchase 1,000,000 shares of common stock of the Company, exercisable for five years, at an exercise price of $14.50 per share, the market price of the Company's common stock on the date of grant, January 10, 2000.

 (4) In November 1999, at the time Mr. Silverman purchased common stock of the Company from Robert Trump, and as an inducement for Mr. Silverman to join the Board of Directors of the Company, the Company granted to Mr. Silverman options to purchase 1,000,000 shares of common stock, exercisable for five years, at an exercise price of $0.43 per share, the market price of the Company's common stock on the date of grant, November 17, 1999.

 (5) Mr. Nash was elected to the Board of Directors in November 1999 and served as President from January 2000 through March 7, 2001.

 (6) In January 2000, at the time Mr. Nash became President of the Company, Mr. Nash agreed to accept, in lieu of salary for the year 2000, options to purchase 1,000,000 shares of common stock of the

     Company, exercisable for five years, at an exercise price of $14.50 per share, the market price of the Company's common stock on the date of grant, January 10, 2000.

 (7) In November 1999, at the time Mr. Nash purchased common stock of the Company from Robert Trump, and as an inducement for Mr. Nash to join the Board of Directors of the Company, the Company granted to Mr. Nash options to purchase 1,000,000 shares of common stock, exercisable for five years, at an exercise price of $0.43 per share, the market price of the Company's common stock on the date of grant, November 17, 1999.

 (8) Mr. Stolarski was elected to the Board of Directors and became Executive Vice President in May 2000, and became Chief Financial Officer in June 2000. The amount of salary paid in 2000 is for the period from commencement of employment with the Company, May 15, 2000, through December 31, 2000.

 (9) On April 26, 2000, as an inducement to join the Company, the Company granted to Mr. Stolarski options to purchase an aggregate of 400,000 shares of common stock of the Company at an exercise price of $6.38 per share, the market price of the Company's common stock on the date of grant. The options are for a term of five years and exercisable as follows: 100,000 on or after the date of grant; 150,000 on or after April 27, 2001; and, 150,000 on or after April 27, 2002.

(10) Mr. Finley's employment agreement with the Company expired on September 30, 2000, at which time he resigned as an officer and director of the Company. Mr. Finley is the husband of Susan Michaelson.

(11) Ms. Michaelson ceased to be a "named executive officer" of the Company in January 2001, at the time the Company disposed of its 80% interest in MKP to MKP. See "Certain Relationships and Related Transactions" below. Ms. Michaelson is the wife of Mr. Finley.

(12) This amount represents the bonus earned in the year ended December 31, 2000. The total amount of bonus actually paid during the year ended December 31, 2000 was $220,000, which includes the bonus earned during the first three quarters of 2000 and the fourth quarter of 1999.

(13) This amount represents the bonus earned in the year ended December 31, 1999. The total amount of bonus actually paid during the year ended December 31, 1999 was $716,000, which includes the bonus earned during the first three quarters of 1999 and the fourth quarter of 1998 and excludes the amount of bonus earned during the fourth quarter of 1999, which was paid in the first quarter of 2000.

(14) This amount represents the bonus earned in the year ended December 31, 1998. The total amount of bonus actually paid during the year ended December 31, 1998 was $627,000, which includes the bonus earned during the first three quarters of 1998 and the fourth quarter of 1997 and excludes the amount of bonus earned during the fourth quarter of 1998, which was paid in the first quarter of 1999.

(15) Ms. Kelbick ceased to be a "named executive officer" of the Company in January 2001, at the time the Company disposed of its 80% interest in MKP. See "Certain Relationships and Related Transactions" below.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options during the year 2000 to each of the Company's executives listed in the Summary Compensation Table above receiving stock options during such period.

     No matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's common stock at a future date. If the price of the Company's common stock increases, all shareholders will benefit commensurably with the optionees. The stock options will have no value to the executives named above or other optionees if the price of the Company's common stock does not increase above the exercise price of the option.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             NUMBER OF
                                            SECURITIES         % OF TOTAL
                                            UNDERLYING       OPTIONS GRANTED    EXERCISE OR
                                          OPTIONS GRANTED     TO EMPLOYEES      BASE PRICE     EXPIRATION
NAME                                            (#)          IN FISCAL YEAR       ($/SH)          DATE
----                                      ---------------    ---------------    -----------    ----------
Jeffrey S. Silverman....................     1,000,000            41.7%            14.50        1/10/05
Ronald Nash.............................     1,000,000            41.7%            14.50        1/10/05
Edward T. Stolarski.....................       400,000            16.6%             6.38        4/26/05

     The options granted to Messrs. Silverman and Nash were exercisable on the date of grant, January 10, 2000. The options granted to Mr. Stolarski are exercisable as follows: 100,000 on or after the date of grant, April 26, 2000; 150,000 on or after April 27, 2001; and, 150,000 on or after April 27, 2002. All options were granted at market value at the date of grant for a term of five years.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the Company's executives listed in the Summary Compensation Table above concerning the number of unexercised options and the value of unexercised options held by such executives as of the end of 2000. No options were exercised by such executives during the year 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                 NUMBER OF SECURITIES             VALUE OF IN-THE-MONEY
                                                UNDERLYING UNEXERCISED             UNEXERCISED OPTIONS
                                                   OPTIONS AT FY-END                  AT FY-END($)
                                               -------------------------        -------------------------
NAME                                           EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
----                                           -------------------------        -------------------------
Jeffrey S. Silverman.........................                2,000,000/0               2,445,000/0
Ronald Nash..................................                2,000,000/0               2,445,000/0
Edward T. Stolarski..........................            100,000/300,000                       0/0
Hillary Kelbick..............................                  150,000/0                 281,250/0
Susan Michaelson.............................                  150,000/0                 281,250/0

     The value of in-the-money unexercised options is based upon the closing price of the Company's common stock on December 29, 2000, $2.875, minus the exercise price of the option. Of the 2,000,000 options exercisable for each of Mr. Silverman and Mr. Nash, 1,000,000 are at an exercise price of $14.50 per share, and 1,000,000 are at an exercise price of $.43 per share. All of Mr. Stolarski's options are at an exercise price of $6.38 per share and all of the options for each of Ms. Kelbick and Ms. Michaelson are at an exercise price of $1.00 per share.

DIRECTOR COMPENSATION

     We do not have a standard arrangement relating to the compensation of our directors. Historically, directors have been compensated for their services and attendance at meetings through the grant of options and warrants to purchase shares of common stock of the Company. On August 9, 2000, as an inducement to become a director of the Company, each of Messrs. Foster, Gantcher and Grimes were granted 150,000 options to purchase common stock of the Company at an exercise price of $8.00 per share. The options were immediately exercisable and expire five years from the date of grant. Directors who are also officers of the Company are not paid any monetary compensation for attendance at directors' meetings or for attending or participating in committee meetings. See "Certain Relationships and Related Transactions" below.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On November 17, 1999, at the time each of Mr. Silverman and Mr. Nash purchased common stock of the Company from Robert Trump, and as an inducement for Messrs. Silverman and Nash to join the Company's Board of Directors, the Company granted to each of Messrs. Silverman and Nash options to purchase 1,000,000 shares of common stock of the Company. The options were immediately exercisable at $.43 per share and expire five years from the date of grant. Messrs. Silverman and Nash were elected to the Board of Directors on such date.

     In connection with the purchase of shares of the Company's common stock by Messrs. Silverman and Nash from Mr. Trump in November 1999, we entered into a Stockholders Agreement dated as of November 17, 1999 with Messrs. Silverman, Nash and Trump. Under the Stockholders Agreement, these stockholders agreed that as long as Mr. Silverman holds more than 500,000 shares of the Company's common stock, Mr. Silverman will have the right to designate himself or another individual as a nominee for election as a director of the Company, and that as long as Mr. Nash holds more than 500,000 shares of the Company's common stock, Mr. Nash will have the right to designate himself or another individual as a nominee for election as a director of the Company. Further, Mr. Trump agreed to vote all of the shares of common stock beneficially owned by him in favor of the election of the Silverman and Nash designees. In addition, under the Stockholders Agreement, Mr. Trump agreed not to vote his shares in favor of any of the following actions without the written consent of Mr. Silverman for so long as Mr. Silverman owns at least 500,000 shares of common stock, or Mr. Nash for so long as Mr. Nash owns at least 500,000 shares of common stock: (i) the making, alteration, amendment or repeal of the certificate of incorporation or any part thereof, or the making, alteration, amendment or repeal of the by-laws or any part thereof, of the Company or any of its subsidiaries; (ii) the sale of all or substantially all of the assets of the Company or any of its subsidiaries in any one transaction or series of related transactions; (iii) the merger, consolidation or other business combination of the Company or any of its subsidiaries with or into any other person or entity or a statutory share exchange between the Company or any of its subsidiaries and any other person or entity; (iv) the liquidation, dissolution or winding up of the Company or any of its subsidiaries; or (v) the entering into of any contract, agreement or commitment to do, the authorization, approval, ratification or confirmation of, or the delegation of the power to act on behalf of the Company or the Board of Directors in respect of, any of the foregoing actions.

     In connection with the transactions described above, we also entered into a Registration Rights Agreement, dated as of November 17, 1999, with Messrs. Trump, Finley, Silverman and Nash. The Registration Rights Agreement covers all of the shares (including the shares underlying the options) owned by Messrs. Trump, Finley, Silverman and Nash on the date of the agreement. The Registration Rights Agreement includes demand registration rights for each stockholder and piggyback registration rights and the requirement to file a shelf registration statement covering the shares owned by Messrs. Trump, Finley, Silverman, and Nash. The Registration Rights agreement replaces and supercedes all prior registration rights granted to Messrs. Trump and Finley.

     Mr. Trump loaned to the Company $500,000 in December 1999. The loan provided for interest at the rate of 10% per year and principal and interest were due on February 15, 2000. The promissory note evidencing the loan was secured by a first priority security interest in a $500,000 certificate of deposit that we purchased with the proceeds of the loan. The $500,000 principal of the loan was repaid to Mr. Trump on February 15, 2000.

     On January 10, 2000, Mr. Silverman was named Chairman and Chief Executive Officer of the Company and Mr. Nash was named President of the Company. Each of Messrs. Silverman and Nash agreed to accept, in lieu of salary for year 2000, options to purchase 1,000,000 shares of common stock of the Company at an exercise price of $14.50 per share. The options were immediately exercisable and expire five years from the date of the grant.

     On January 16, 2001, the Company concluded the acquisition of 100% of the shares of common stock of Willey Brothers, Inc. ("Willey Brothers"). In connection with the acquisition, the Company entered into a Stock Purchase Agreement, dated as of January 11, 2001 (the "Stock Purchase Agreement"), by and among James M. Willey, individually and as trustee of the James M. Willey
Trust -- 1995 ("J. Willey"), Thomas P. Willey, individually and as trustee of The Thomas P. Willey Revocable Trust of 1998 ("T. Willey;" J. Willey and T. Willey are collectively referred to as the "Sellers"), and the Company. The purchase price for the shares of Willey Brothers (the "Purchase Price"), delivered to the Sellers on January 16, 2001, consisted of the following: $15.5 million in cash; two subordinated convertible promissory notes, each in the principal amount of $3,750,000 and convertible, subject to shareholder ratification of such conversion rights by the shareholders of the Company (see Proposal 6 below) and in accordance with their terms, into shares of common stock of the Company at $4.00 per share (the "Subordinated Notes"); 1,512,500 shares of common stock of the Company, restricted in accordance with the terms of the Stock Purchase Agreement; two subordinated convertible promissory notes, each in the principal amount of $1,000,000 and convertible in accordance with their terms into shares of common stock of the Company at $3.00 per share; and, an earn-out opportunity to each of the Sellers, pursuant to which they have the opportunity to receive aggregate cash payments of up to $600,000 annually for each of the next five years in the event earnings before interest, taxes, depreciation and amortization of Willey Brothers exceeds certain targets as defined in the Stock Purchase Agreement. At the time of the transaction, the Company entered into employment agreements with each of J. Willey and T. Willey. Pursuant to the terms of such agreements, J. Willey and T. Willey will serve as co-chief executive officers of Willey Brothers for a period of five years with automatic extensions for additional one year periods unless notice of election not to extend is provided by either party at least 90 days prior to expiration of the then-current term, at a base salary of $200,000 per annum. Each of J. Willey and T. Willey are eligible to participate in the employee benefit plans offered by Willey Brothers to senior executive employees.

     In January 2001 the Company issued 1,650,000 shares of Class A Convertible Preferred Stock, at a purchase price of $2.50 per share. The Class A Convertible Preferred Stock is non-voting and convertible into shares of common stock of the Company on a share-for-share basis upon approval of the shareholders of the Company. A proposal seeking shareholder approval of such conversion is included in Proposal 6 below. In addition to certain unrelated third parties, the following officers and directors purchased such Class A Convertible Preferred Stock, as follows: Mr. Silverman -- 200,000 shares; Mr. Nash -- 200,000 shares; Mr. Gantcher -- 150,000; and, Mr. Foster -- 10,000 shares. A portion of the aggregate of $4,125,000 received by the Company from the issuance of the Class A Convertible Preferred Stock was used to pay, in part, the Purchase Price for the shares of Willey Brothers acquired on January 16, 2001, as described above.

     In connection with the transactions described above, the Company entered into an Agreement, dated as of January 11, 2001, with Robert Trump, Jeffrey S. Silverman, Ronald Nash, William Lilley III, Laurence J. DeFranco, James M. Willey and Thomas P. Willey, pursuant to which the Company agreed to submit to its shareholders, as soon as practicable, a Proxy Statement, including, among other matters, a proposal seeking shareholder ratification of conversion of the Class A Convertible Preferred Stock into common stock of the Company and the conversion rights of the Sellers to convert the Subordinated Notes into common stock of the Company in accordance with their terms. Such proposals are included in Proposal 6 below. The individuals who are parties to said Agreement have agreed to vote in favor of Proposal 6 below. In March 2001, the parties amended said agreement to provide that such parties will vote their shares for a proposal to ratify the options granted in 1999 and 2000 by the Company to each of Messrs. Silverman, Nash, Stolarski, Foster, Gantcher and Grimes. Such proposal is included in Proposal 5 below.

     In January 2001, as of the closing of the Willey Brothers acquisition, the Company disposed of all of the shares of capital stock of MKP owned by the Company, to MKP. The proceeds of $2 million in cash received by the Company from the disposition of the MKP shares was used to pay a portion of the Purchase Price for the shares of Willey Brothers. Prior to the disposition, the Company owned 80% of MKP, and each of Ms. Michaelson and Ms. Kelbick owned 10%. The Company and MKP agreed that other than MKP's obligation to pay to the Company consulting fees for 2001 the Company would have been otherwise entitled to from MKP, each of MKP and the Company shall have no obligations to the other under the Restated and Amended Shareholders Agreement of MKP, dated as of October 1, 1998, as amended.

     During 2000, Mr. Lilley loaned to iMapData $100,000, evidenced by a Promissory Note dated February 12, 2001. The loan provides for no payment of interest, but provides that iMapData's tax accountant shall determine the portions of each principal payment which shall be categorized as "imputed principal" and

"imputed interest" in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Payment of the outstanding principal balance of the loan is due and payable on April 1, 2002.

     During 2000, each of Messrs. Silverman and Nash loaned to iMapData $50,000, evidenced by a Promissory Note dated February 12, 2001. The loans provide for no payment of interest. Payments of principal are payable on January 31 of each year after the second anniversary of the Notes, in amounts equal to 5% of iMapData's total cash receipts, gross sales proceeds and amounts set aside as reserves by management of iMapData which management has determined are no longer necessary, less total cash disbursements of iMapData, and less reasonable operating reserves set aside by iMapData in accordance with iMapData's approved budget. In addition, during 2000, each of Messrs. Silverman and Nash loaned to the Company an aggregate of $245,000, which were subsequently extended and modified by a Subordinated Convertible Promissory Note dated March 1, 2001. Each of the Promissory Notes provides for payment of the $245,000 principal, with interest accrued thereon at the applicable Federal rate per annum, on February 12, 2006. Each of the Promissory Notes allows the holder thereof to convert the principal and accrued but unpaid interest into shares of common stock of the Company at a conversion rate of $2.50 per share, the closing price of the Company's common stock on March 1, 2001. The Company's obligations under the Promissory Notes are subordinate to present and future indebtedness or obligations of the Company and its affiliates for borrowed money.

     In March 2000, the Company acquired 100% of the shares of common stock of iMapData and, in consideration thereof, delivered 500,000 shares of the common stock of the Company to each of Laurence DeFranco and William Lilley III. At the time, Mr. Lilley was elected to the Board of Directors of the Company. On February 12, 2001, an investor group, including BG Media Intermediate Fund L.P. of New York, of which Mr. Grimes, a director of the Company, is a principal, made a $3 million equity investment in exchange for a minority position in iMapData. At the time of such investment, each of Mr. Lilley and Mr. DeFranco exchanged 50,000 shares of the Company's common stock they had acquired at the time they sold iMapData to the Company in March 2000, for a 2.5% interest in iMapData. The Company is a party to a Stockholders Agreement, dated February 12, 2001, among the Company, iMapData, BG Media Intermediate Fund L.P., 1404467 Ontario Limited, William Lilley III and Laurence DeFranco.

     In October 1998, in consideration for services rendered by Richard Levy, a director of the Company, we granted to Mr. Levy warrants to purchase 100,000 shares of common stock, exercisable at $0.50 per share, through October 2001. In November 1999, we extended the expiration date of these warrants to November 30, 2004. All of the warrants owned by Mr. Levy are exercisable immediately. In December 1999, we issued to Mr. Levy 150,000 shares of common stock as compensation for services rendered in connection with the transactions by and among Messrs. Trump, Silverman, Nash and the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of its common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with during the year 2000, except that each of Mr. Lilley, Ms. Kelbick and Ms. Michaelson filed one late Form 4.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN CONTROL AGREEMENTS

     Edward T. Stolarski. On April 26, 2000, we entered into an employment agreement with Mr. Stolarski pursuant to which Mr. Stolarski agreed to serve as an Executive Vice President of the Company for a two-year term commencing on May 15, 2000 and ending on May 14, 2002. Under the provisions of the agreement, the term is automatically extended for successive one year periods unless either the Company or Mr. Stolarski provides notice of its or his election not to so extend the term at least ninety days prior to expiration of the then current term. Pursuant to the employment agreement, the Company has agreed to pay Mr. Stolarski a salary of $250,000 per annum. He is also eligible to receive an annual cash bonus based upon performance, as determined by the Company's board of directors in their sole discretion, provided that Mr. Stolarski shall receive a guaranteed minimum bonus of $150,000 per annum. In addition, Mr. Stolarski is entitled to receive incentive performance payments, payable at the discretion of the Company in either cash or common stock of the Company, upon the closing of any equity or debt (not including debt refinancings) raised by the Company or any of its subsidiaries, provided Mr. Stolarski participates in structuring and closing the transaction, in accordance with the following formula: between $2.5 million and $5 million, a total of $100,000; and, above $5 million, 5% of the total equity or debt raised, net of reasonable and customary expenses. In the event that Mr. Stolarski elects to terminate his employment with the Company following a change of control, the Company has agreed to pay to Mr. Stolarski, in one lump sum payment, an amount equal to his salary, minimum guaranteed bonus and lost benefits through the remainder of the then term of the agreement.

     William F. Finley. The following is a description of the employment arrangements with Mr. Finley in effect through September 30, 2000, the date such arrangements expired and Mr. Finley resigned as an officer and director of the Company. On September 1, 1995, we entered into a five-year employment agreement with Mr. Finley. Under the agreement, Mr. Finley's initial annual salary was $125,000, subject to increases as determined by the Board of Directors. Mr. Finley's salary was subsequently increased through a series of revised employment agreements to $250,000 per year. On November 17, 1999, we entered into an amended and restated employment agreement with Mr. Finley, providing for a base salary of $250,000 per annum, and a term through September 30, 2000. We paid Mr. Finley $250,000 upon execution of the new employment agreement and issued to him 100,000 shares of common stock. The 1999 employment agreement eliminated Mr. Finley's right to terminate his employment and receive payments upon a change of control. On January 12, 2000, Mr. Finley's employment agreement was further amended to reflect that he would no longer continue to serve as the Chief Executive Officer or Chairman of the Board of the Company but would continue in his capacities as Chief Financial Officer of the Company and President of FPC Information Corp. In May 2000, Mr. Finley's employment agreement was amended to reflect that Mr. Finley would no longer continue to serve in his capacity as Chief Financial Officer of the Company. Mr. Finley's employment agreement expired on September 30, 2000, at which time Mr. Finley resigned as an officer and director of the Company.

     Susan Michaelson and Hillary Kelbick. The following is a description of the employment arrangements between each of Ms. Michaelson and Ms. Kelbick, and MKP. In January 2001, the Company disposed of its 80% interest in MKP at which time Ms. Michaelson and Ms. Kelbick ceased to be "named executive officers" of the Company. On November 16, 1999, Ms. Michaelson and Ms. Kelbick each entered into a Restated and Amended Managing Directors' Agreement with MKP, pursuant to which the annual base salary payable to each of Ms. Michaelson and Ms. Kelbick was $250,000, subject to periodic increases to be determined by MKP's Board of Directors, and the term was extended to September 10, 2001, subject to annual extensions. The employment agreements also provided for an annual incentive compensation payment for each of Ms. Michaelson and Ms. Kelbick equal to a percentage, determined annually by MKP's Board of Directors, based on a joint recommendation of Ms. Michaelson and Ms. Kelbick, MKP's annual net profits before taxes as determined by MKP's outside accounting firm (not to exceed 30% in the aggregate for both Ms. Michaelson and Ms. Kelbick), and contained certain change in control provisions. For the years ended December 31, 1998, December 31, 1999 and December 31, 2000, Ms. Michaelson and Ms. Kelbick each received approximately $627,000, $716,000 and $203,000, respectively, under the incentive program.

     As part of the Company's disposition of its interest in MKP to MKP, the parties agreed that except for the obligation of MKP to pay to the Company consulting fees otherwise due to it from MKP in 2001 in accordance with the Restated and Amended Shareholders Agreement, dated as of October 1, 1998, as amended (the "MKP Agreement"), the parties shall have no obligation to each other under such agreement. Prior to such disposition, the Company owned 80% of MKP, and each of Ms. Michaelson and Ms. Kelbick owned 10%. Under the MKP Agreement, each of Ms. Michaelson and Ms. Kelbick had the option to require MKP to purchase all of their respective stock of MKP at the cash value (as defined in the agreement) of such stock in the event of the termination of employment, provided, however, that if MKP terminated Ms. Michaelson or Ms. Kelbick for cause, MKP would only be required to pay fifty percent of the cash value of the stock. If either Ms. Michaelson or Ms. Kelbick did not exercise their respective right to have MKP purchase the stock, MKP had the option to purchase such stock at the "agreed value" (as defined in the MKP Agreement).

PENSION PLAN

     In January 1997, we established a 401(k) salary deferred benefit plan. In September 1997, we amended the 401(k) plan to provide a provision for discretionary profit sharing plan contributions. In February 2001, in connection with our disposition of our 80% interest in MKP to MKP, and given that substantially all employees participating in the plan were employees of MKP, the plan was amended to provide that MKP is the sponsoring employer. At the same time, MKP agreed to indemnify the Company for actions or omissions of MKP in its administration of the plan. The plan required us to make contributions equal to one-half of each participant's elected contribution, up to a maximum of 3% of each participant's elected contribution percentage. Total contributions under the plan (401(k) and profit sharing) were approximately $120,174 for the year ended December 31, 1999 and $152,764 for the year ended December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Jonathan F. Foster, Nathan Gantcher and J. William Grimes served as members of the Compensation Committee of the Board of Directors during fiscal year 2000.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors consists of three non-employee directors. The Committee reviews the Company's executive compensation policies and practices and develops recommendations to the Board with respect to compensation for the Company's senior executives. If approved by shareholders, the Committee will also administer the Company's Incentive Compensation Plan (see Proposal 3 below) and the 2001 Stock Incentive Plan (see Proposal 4 below).

     The goals of the Company's compensation policies are as follows:

     - to attract, retain, reward and motivate executive officers and employees by establishing compensation levels generally competitive with the marketplace;

     - to align executive compensation with the Company's business objectives;

     - to position compensation to reflect the individual's performance as well as the level of responsibility, skill and strategic value of the executive; and

     - to align the interests of the Company's employees with those of its shareholders.

     The Company's compensation program consists of three main components: base salary, cash bonus or incentive awards, and long-term stock-based incentives. The ability of the Company to implement its program is subject to shareholder approval of the proposals to adopt the Company's Incentive Compensation Plan and the 2001 Stock Option Plan.

     With respect to certain senior executives, including Messrs. Silverman and Stolarski, and assuming shareholder approval of Proposal 3 below, annual incentive award opportunities may be set in accordance with the Company's Incentive Compensation Plan. The Compensation Committee, in consultation with management, will establish target levels of either earnings before income taxes, net earnings and/or return on equity for the Company or a business unit. If the designated minimum target is not achieved, the participants will receive no incentive award for the fiscal year performance under the Incentive Compensation Plan (although in its discretion, the Compensation Committee could authorize an award outside of the Incentive Compensation Plan).

     Subject to shareholder approval of Proposal 4 below, the Company's senior executives will be eligible to receive stock options and/or restricted stock in accordance with the Company's 2001 Stock Incentive Plan. The objectives of such participation are to align executive and shareholder long term interests and to enable executives to develop a stock ownership position in the Company. The Compensation Committee has the responsibility of granting stock options and restricted stock awards to executive and management employees. In granting stock options, the Compensation Committee will take into account Company performance, subsidiary performance and individual performance, utilizing the same factors as those used in the determination of cash compensation. The Compensation Committee will also take into account the number of options held by an individual and the total number of stock options outstanding.

     The Chairman of the Board and Chief Executive Officer of the Company is Jeffrey S. Silverman. The criteria by which the Compensation Committee determines salary, bonus and the grant of stock options for senior executives, as set forth above, will be utilized by the Compensation Committee in determining cash compensation and stock option awards for Mr. Silverman. The Executive Vice President and Chief Financial Officer of the Company is Edward T. Stolarski. The Company is a party to an employment agreement with Mr. Stolarski, as described above under "Employment Contracts and Termination of Employment and Change-in-Control Agreements."

     The Company's general policy is to award compensation to individuals pursuant to plans that satisfy the requirements of Section 162(m) of the Code. Nevertheless, the Compensation Committee believes it is important to maintain the flexibility to authorize compensation that does not satisfy the requirements of Section 162(m). Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m), no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) will in fact do so.

                                          Submitted by the Compensation
                                          Committee of the Board of Directors

                                          Jonathan F. Foster
                                          Nathan Gantcher
                                          J. William Grimes

                                   PROPOSAL 2

                    APPROVAL OF REINCORPORATION IN DELAWARE

     The Board of Directors has approved and declared advisable a proposal to change the Company's state of incorporation from New York to Delaware.

     The reincorporation will be effected by merging the Company with and into a Delaware corporation called "Financial Performance Corporation" ("FPCX Delaware"), a newly formed wholly-owned subsidiary of the Company, (the "Merger") in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement") approved and adopted by the Board of Directors. Upon filing of the Merger Agreement, FPCX Delaware's name will be changed to "BrandPartners Group, Inc." (See "Company Name" below.) A copy of the form of Merger Agreement is attached to the Proxy Statement as Exhibit A.

     Upon the effective date of the Merger, each outstanding share of the Company's common stock and preferred stock will be automatically converted into one share of the common stock or preferred stock of FPCX Delaware, the new Delaware corporation. The Company will cease to exist as a New York corporation, and FPCX Delaware will be the continuing or surviving corporation of the Merger. Thus, FPCX Delaware will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of the liabilities and obligations of the Company. The Merger, therefore, will not involve any change in the business, properties or management of the Company.

PURPOSE OF MERGER AND REINCORPORATION

     The purpose of the Merger is to change the state of incorporation and legal domicile of the Company from New York to Delaware. The Board of Directors believes that this change in the domicile would be in the best interests of the Company and its shareholders.

     Delaware has long been a leading state in adopting, construing, and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, the Delaware General Corporation Law is widely regarded to be one of the best-defined bodies of corporate law in the United States. The Delaware legislature is particularly sensitive to corporate law issues, and Delaware courts have developed considerable expertise in construing Delaware's corporate law. Accordingly, the Board of Directors believes that Delaware law would provide greater predictability in the Company's legal affairs than is currently available under New York law.

     The interests of the Company's Board of Directors, management, and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under New York law. A discussion of the principal differences between New York and Delaware law as they affect shareholders is set forth below in the section entitled "Significant Changes Caused by Reincorporation."

"ANTI-TAKEOVER" IMPLICATIONS OF REINCORPORATION

     Reincorporation in Delaware may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors of a corporation can seriously disrupt the business and management of a corporation and result in a transaction that is less favorable to all of the shareholders than a board-approved transaction would have been. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

     The proposal to include anti-takeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of the Company of any currently proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences described above and may frequently provide all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain elements that may have the effect of discouraging or deterring hostile takeover attempts, including the classification of the Board of Directors and the elimination of the ability of the shareholders to act by written consent without a meeting. The Board of Directors believes that adopting these measures will enable the Board of Directors to consider fully any proposed takeover attempt and negotiate terms that maximize the benefit to the Company or its shareholders.

     In considering the reincorporation proposal, shareholders should be aware that the overall effect of certain of the proposed changes might be to make it more difficult for holders of a majority of the outstanding shares of common stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.

     The new provisions in the Company's organizational documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to effect a change in control of the Company that is opposed by the Board of Directors. Accordingly, the Board of Directors recognizes that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board of Directors believes that the primary purpose of these provisions is to ensure that the Board of Directors will have sufficient time to consider fully any proposed takeover attempt in light of the short- and long-term benefits and other opportunities available to the Company and, to the extent the Board of Directors determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its shareholders.

     The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed organizational documents outweigh the possible disadvantages. In particular, the Board of Directors believes that enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth, and certainty of the Delaware General Corporation Law, make the proposed reincorporation beneficial to the Company, its management, and its shareholders.

COMPANY NAME

     Upon the completion of the Merger, the Company's name will be changed from "Financial Performance Corporation" to "BrandPartners Group, Inc." The Board of Directors believes that this change is in the best interests of the Company because the new name better reflects the Company's corporate identity.

AUTHORIZED SHARES OF STOCK

     The Company's certificate of incorporation authorizes 50,000,000 shares of common stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $.01 per share, of which 13,138,640 shares of common stock and 1,650,000 shares of preferred stock are issued and outstanding as of June 20, 2001. FPCX Delaware's certificate of incorporation authorizes 100,000,000 shares of common stock, par value $.01 per share and 20,000,000 shares of preferred stock, $.01 par value per share. The reasons for this increase, which has been recommended by the Board of Directors, are discussed below in the section entitled "Capitalization; Blank Check Preferred." No shares of any capital stock will be issued by FPCX Delaware in connection with the reincorporation, other than the shares into which our shares of common stock and preferred stock will convert.

CONVERSION OF THE STOCK

     Assuming shareholder approval of this proposal, as soon as the reincorporation becomes effective, each outstanding share of the Company's common stock and, if Proposal 6 below is not approved by shareholders, preferred stock will automatically convert into one share of common stock or preferred stock of FPCX Delaware, and the Company shareholders will automatically become shareholders of FPCX Delaware on the following terms:

     - the conversion will be on a one-for-one basis;

     - each share of the Company common stock and preferred stock that is outstanding at the effective date will become one share of common stock or preferred stock of FPCX Delaware; and

     - each share of common stock held in the treasury of the Company will become one share of treasury common stock in FPCX Delaware.

     In addition, each outstanding option, right or warrant to acquire shares of the Company's common stock will be converted into an option, right or warrant to acquire an equal number of shares of common stock of FPCX Delaware, under the terms and conditions as the original options, rights or warrants. All of the Company's employee benefit plans will be continued by FPCX Delaware following reincorporation.

STOCK CERTIFICATES

     Shareholders do not need to take any action to exchange their stock certificates for FPCX Delaware stock certificates. Upon completion of the reincorporation, stock certificates representing the Company's shares will automatically represent an equal number of FPCX Delaware shares. Shareholders should not destroy their old certificates and should not send their old certificates to the Company or the Company's transfer agent, either before or after the effective date of reincorporation. After reincorporation, those who are shareholders of the Company may continue to make sales or transfers using their Company stock certificates. FPCX Delaware will issue new certificates representing shares of FPCX Delaware common stock for transfers occurring after the reincorporation. On request, FPCX Delaware will issue new certificates to anyone who holds Company stock certificates. Any request for new certificates will be subject to normal stock transfer requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

TRANSFERABILITY OF SHARES

     Shareholders whose shares of the Company's common stock were freely tradable before reincorporation will own shares of FPCX Delaware that are freely tradable after reincorporation. Similarly, any shareholders holding securities with transfer restrictions before reincorporation will hold shares of FPCX Delaware that have the same transfer restrictions after reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold FPCX Delaware stock certificates will be deemed to have acquired their shares on the date they originally acquired their Company shares.

     After reincorporation, FPCX Delaware will continue to be a publicly held company, and, like the Company's shares, shares of FPCX Delaware will be quoted on the Nasdaq SmallCap Market. FPCX Delaware will also file with the SEC and provide to its shareholders the same types of information that the Company has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. We strongly urge you to consult your tax advisors to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

     The following discussion sets forth the principal U.S. federal income tax consequences of the reincorporation to the Company shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. The following disclosure is based on the Code, laws regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of reincorporation. No rulings have been or will be requested from the Internal Revenue Service with to the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

     The reincorporation provided for in the merger agreement is intended to be a tax-free reorganization under the Code. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of the Company's capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or FPCX Delaware. Each former holder of the Company's capital stock will have the same basis in the capital stock of FPCX Delaware received by that holder pursuant to the reincorporation as that holder has in the Company's capital stock held by that holder at the time the reincorporation is consummated. Each shareholder's holding period with respect to FPCX Delaware's capital stock will include the period during which that holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation was consummated.

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

ACCOUNTING TREATMENT

     In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control and recorded at historical cost.

REGULATORY APPROVALS

     The Merger is not expected to be consummated until the Company has obtained all required consents of governmental authorities, including the filing of a Certificate of Merger with the Secretary of State of the State of New York and the filing of a Certificate of Ownership and Merger with the Secretary of the State of Delaware.

                                 REQUIRED VOTE

     Under New York law, the affirmative vote of the holders of at least two-thirds of the shares of the Company common stock outstanding on the record date is required for approval of the reincorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes. Approval of the reincorporation will constitute approval of the Merger and the Merger Agreement, and all of the provisions of FPCX Delaware's certificate of incorporation and by-laws, including the provisions having "anti-takeover" implications, limiting director liability and providing for the indemnification of directors and officers under Delaware law.

     If approved by the shareholders, the reincorporation and the Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of New York and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware. The Board of Directors intends that the reincorporation be consummated as soon as practicable following the Annual Meeting. Nonetheless, the Merger Agreement allows for the Board of Directors to abandon or postpone the Merger or to amend the Merger Agreement either before or after the shareholders' approval has been obtained, if circumstances arise causing the Board of Directors to deem either such action advisable, except that any amendment that would effect a material change from the organizational document provisions discussed in this Proxy Statement would require further approval by the holders of at least two-thirds of the shares of the Company's common stock outstanding.

                 SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

     In general, the Company's corporate affairs are governed at present by the Business Corporation Law of New York (the "New York Law") and by the certificate of incorporation filed in New York (the "New York Certificate") and the by-laws adopted pursuant to New York Law (the "New York By-laws"). The New York Certificate and New York By-laws are available for inspection during business hours at the Company's principal executive offices. In addition, copies may be obtained by writing to the Company at Financial Performance Corporation, 777 Third Avenue, Thirtieth Floor, New York, NY 10017, Attention: Vice
President -- Finance.

     If shareholders approve the reincorporation proposal, the Company will merge into, and its business will be continued by, FPCX Delaware. Following the Merger, issues of corporate governance and control would be controlled by the General Corporation Law of Delaware ("Delaware Law"), rather than New York Law. The New York Certificate and New York By-laws will, in effect, be replaced by the certificate of incorporation of FPCX Delaware (the "Delaware Certificate") and the by-laws of FPCX Delaware (the "Delaware By-laws"), forms of which are attached as Exhibits B and C, respectively, to this Proxy Statement. Accordingly, the differences among these documents and between Delaware Law and New York Law are relevant to your decision whether to approve the reincorporation proposal.

     Certain differences between New York Law and Delaware Law and between the various organizational documents that the Board of Directors, with the advice of counsel, considers to be significant are discussed below. Shareholders are advised that many provisions of Delaware Law and New York Law may be subject to differing interpretations, and that those offered in this Proxy Statement may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional guidance as to how to interpret them. In addition, the following discussion is qualified in its entirety by reference to Delaware Law, New York Law, case law applicable in Delaware and in New York, and the organizational documents of each of the companies. Shareholders are requested to read the following discussion in conjunction with the Merger Agreement, the Delaware Certificate and the Delaware By-laws attached to this Proxy Statement.

     Under New York Law a person who owns stock of the Company is referred to as a "shareholder." Under Delaware Law such person is known as a "stockholder." Such terms have the same meaning and are used herein interchangeably.

CAPITALIZATION; BLANK CHECK PREFERRED

     The Company's capital stock currently consists of 50,000,000 authorized shares of common stock, $.01 par value, of which 13, 138,640 were issued and outstanding as of June 20, 2001, and 10,000,000 authorized shares of preferred stock, of which 1,650,000 were issued and outstanding as of June 20, 2001. In connection with the proposed reincorporation, the Company is seeking shareholder approval to increase the authorized shares of the Company's capital stock to 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. The Company is also seeking shareholder ratification of certain conversion rights granted to the holders of Class A Convertible Preferred Stock of the Company. (See Proposal 6 below.) If Proposal 6 is approved and adopted by the shareholders, all of the outstanding shares of Class A Convertible Preferred Stock will be automatically converted into common stock of the Company, on a one-for-one basis, increasing the number of common shares issued and outstanding to 14,788,640, and decreasing the number of preferred shares issued and outstanding to zero. Assuming shareholder approval of the reincorporation and of Proposal 6, upon effectiveness of the reincorporation, FPCX Delaware will have 100,000,000 authorized shares of common stock $.01 par value, of which 14,788,640 will be issued and outstanding, and 20,000,000 authorized shares of preferred stock, of which none will be issued and outstanding. Delaware FPCX will not issue any shares of any stock in connection with the reincorporation, other than the shares into which shares of common stock and preferred stock, if any, will convert.

     The Board of Directors has recommended the increase in the authorized shares of the Company for possible stock splits, acquisitions, financings and other corporate purposes. The Company does not currently plan to issue any of the additional shares of common stock or preferred stock and is subject to some restrictions on its ability to do so. The Marketplace Rules of The Nasdaq Stock Market (the "Nasdaq Rules") require shareholder approval of issuances of common stock under certain circumstances including when the number of shares to be issued equals or exceeds 20% of the voting power outstanding (for the Company as of June 20, 2001, issuance of more than 2,627,728 shares of common stock). Otherwise, the Board can issue shares from time to time in accordance with SEC rules and the Nasdaq Rules without obtaining the approval of shareholders.

     Newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote per share and to receive dividends paid by the Company. Although authorization would not, in itself, have any effect on the rights of current shareholders, issuance of additional shares of common stock for other than a stock split or dividend could, under certain circumstances, have a dilutive effect on voting rights and earnings per share. Neither the New York Certificate nor the Delaware Certificate provide for preemptive rights for shareholders.

     Under the Delaware Certificate, as under the New York Certificate, the Board of Directors may authorize the issuance of preferred stock as the Board of Directors may determine, including for the purpose of adopting a shareholder rights (or "poison pill") plan. The Delaware Certificate expressly authorizes the Board of Directors to create and adopt such a "poison pill" plan. Under both the New York Certificate and the Delaware Certificate, the Board of Directors has the authority to determine the designations and such voting powers, full or limited, or no voting powers, and such of the preferences and relative, participating, optional, or other special rights, and the qualifications, limitations or restrictions thereof, of any series of the preferred stock to the full extent permitted by the applicable law.

     The Board of Directors does not currently intend to seek shareholder approval prior to any issuance of preferred stock if the reincorporation proposal is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for shareholder approval of a specific issuance would be a detriment to FPCX Delaware and its shareholders. The Board of Directors does not intend to issue any preferred stock except on terms which the Board of Directors deems to be in the best interests of FPCX Delaware and its then existing shareholders.

     In addition to the various anti-takeover measures that would be available to FPCX Delaware after the reincorporation due to the application of Delaware Law, FPCX Delaware would retain the rights currently available to the Company under New York Law to issue shares of its authorized but unissued capital stock. Shares of authorized and unissued common stock and preferred stock of FPCX Delaware could (within the limits imposed by applicable law) be issued in one or more transactions, or preferred stock could be issued with terms, provisions, and rights which would make more difficult, and therefore less likely, a takeover of FPCX Delaware. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of FPCX Delaware.

     It should be noted that the voting rights to be accorded to any unissued series of preferred stock of FPCX Delaware remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware Law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such preferred stock could also be convertible into a large number of shares of common stock of FPCX Delaware under certain circumstances or have other terms that might make acquisition of a controlling interest in FPCX Delaware more difficult or more costly, including the right to elect additional directors to the Board of Directors of FPCX Delaware. Potentially, preferred stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of FPCX Delaware. Also, preferred stock could be privately placed with purchasers who might side with the management of FPCX Delaware in opposing a hostile tender offer or other attempt to obtain control.

CLASSIFIED BOARD

     Both New York Law and Delaware Law permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. New York Law permits as many as four classes, Delaware Law only up to three. FPCX does not now have a classified board. The Delaware Certificate divides the Board of Directors into three classes (denominated Class I, Class II and Class
III). The directors in each class will hold office following their initial classification for terms of one year, two years and three years, respectively. Thus, the term of office of the Class I Directors will expire at the year 2002 Annual Meeting of Stockholders, the term of office of the Class II Directors will expire at the year 2003 Annual Meeting of Stockholders, and the term of office of the Class III Directors will expire at the year 2004 Annual Meeting of Stockholders. Thereafter, the successors to each class of directors shall be elected for terms of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified.

     If each of the nominees for director listed in Proposal 1 are elected, and this Proposal 2 is approved by the shareholders, upon completion of the reincorporation the Company's Board of Directors will be classified as follows:
Class I Directors (term expiring 2002) -- Richard Levy and Ronald Nash; Class II Directors (term expiring 2003) -- J. William Grimes and William Lilley III; and Class III Directors (term expiring 2004) -- Jonathan F. Foster, Nathan Gantcher, Jeffrey S. Silverman and Edward T. Stolarski.

     The Delaware Certificate provides that directors may be removed only for cause and only by either (i) the affirmative vote of the holders of at least 80% of the shares then outstanding or (ii) a resolution adopted by a majority of the Board of Directors and approved by the affirmative vote of the holders of at least a majority of the shares then outstanding (see "Removal of Directors by Shareholders" below). In the event that there are vacancies on the Board of Directors created by an increase in the number of directors or by the death, resignation, disqualification or removal of any director, such vacancies may be filled by the affirmative vote of a majority of the remaining directors (even though less than a quorum of the board), and not by the stockholders. Any directors so elected shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been duly elected and qualified.

     The Board of Directors believes that classification will promote continuity and stability in the Company's management and policies since a majority of the Company's directors at any given time will have prior experience with the Company. The Board of Directors also believes that the classified board proposal will facilitate long-range planning. Currently, our entire Board of Directors stand for election at each Annual Meeting of Shareholders. Accordingly, although the Company has not experienced problems with continuity with its Board of Directors or management in the past, it is possible that all or a majority of the current directors could be replaced at any given Annual Meeting. The Board of Directors of FPCX Delaware will be divided into three classes upon approval of the Merger, only one of which classes will stand for election at each Annual Meeting thereafter.

     In addition, classification of the Board of Directors may have the effect of delaying, deferring or preventing a change of control of the Company since only one-third of the directors are up for election each year and directors may not be removed, except for cause. The Board of Directors believes that increased management stability and continuity fostered by the classified Board of Directors will enhance the capacity of the Board of Directors to defend against undesirable takeover attempts, and, in the event of the sale of the Company, would enhance the Board of Directors' ability to negotiate a transaction that is in the stockholders' best interest.

     The classification of the Delaware corporation's Board of Directors is not being recommended in response to a pending or threatened attempt to acquire control of the Company.

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SHAREHOLDER VOTE

     New York Law allows shareholders to act by written consent in lieu of a meeting only by unanimous written consent of those shareholders who would have been entitled to vote on a given action at a meeting, unless the certificate of incorporation permits that action to be taken by the holders of outstanding shares having at least the minimum number of votes required to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. The New York Certificate does not contain such a provision. Conversely, Delaware Law states that unless the certificate of incorporation provides otherwise, shareholders may act by written consent of at least the minimum number of votes required to authorize that action at a meeting at which all shares entitled to vote thereon were present and voted. The Delaware Certificate provides that shareholders may not take action by written consent, unless the action to be effected by written consent of the shareholders and the taking of that action by written consent have been expressly approved in advance by the Board of Directors of FPCX Delaware.

     Eliminating the ability of shareholders to take action by written consent may lengthen the time required to take shareholder actions, as certain actions by written consent are not subject to the minimum notice requirement for a meeting of shareholders. It will also deter hostile takeover attempts, due to the lengthened shareholder approval process. The Board of Directors believes this provision, like certain other provisions to be included in the Delaware Certificate and Delaware By-laws, will enhance the Board of Directors' ability to fully consider and effectively negotiate in the context of a takeover attempt.

AMENDMENT OF CERTIFICATE AND BY-LAWS

     Delaware Law allows a Board of Directors to recommend that shareholders amend the certificate of incorporation, and a majority of the shares entitled to vote at a stockholders' meeting are normally enough to approve that amendment. Under New York Law, except for certain ministerial changes to the certificate of incorporation that the Board of Directors may authorize and except as otherwise required by the certificate of incorporation, the Board of Directors recommends an amendment to the certificate of incorporation for approval by shareholders, and a majority of the shares entitled to vote at a shareholders' meeting is enough to approve that amendment. Both laws require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.

     The New York Certificate makes no special provision with respect to the amendment of the Certificate. Therefore, under New York Law, the Certificate may be amended by the vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders. The Delaware Certificate provides that FPCX Delaware reserves the right to amend, alter, change or repeal any provision contained in the Delaware Certificate, and to add or insert any other provisions authorized by Delaware Law, in the manner prescribed by Delaware Law, except that the affirmative vote of at least 80% of the outstanding shares entitled to vote thereon is required to alter, amend, adopt any provision inconsistent with or repeal Article V (Stockholders), Article VI (Board of Directors), Article VII (Amendment of By-laws) and portions of Article VIII (Amendment of Certificate of Incorporation).

     The New York By-laws provide that they may be amended or repealed, or new by-laws may be adopted, by the Board of Directors, except that the directors may not amend or repeal any by-law or adopt any new by-law, the statutory control over which is vested exclusively in the shareholders or the incorporators. The Delaware Certificate specifically permits the Board of Directors of FPCX Delaware to adopt, amend or repeal any of the Delaware By-laws, subject to the power of the stockholders of FPCX Delaware to adopt by-laws and to amend or repeal by-laws adopted by the Board of Directors; provided, however, that any proposed alteration or repeal of, or the adoption of any By-law inconsistent with, Sections 3 (Special Meetings), 9 (Introduction of Business at a Meeting of Stockholders or 10 (No Action by Written Consent) of Article I (Stockholders), or Sections 1 (Number and Classification), 6 (Vacancies), 7 (Removal of Directors) or 12 (Nominations of Directors) of Article II (Directors), or
Article VII(Amendments) of the By-laws by the stockholders shall require the affirmative vote of at least 80% of the outstanding shares entitled to vote thereon.

WHO MAY CALL A SPECIAL MEETING OF SHAREHOLDERS

     Under both New York Law and Delaware Law, the Board of Directors or anyone authorized in the certificate of incorporation or by-laws may call a special meeting of shareholders. Currently, the New York By-laws provide that a special meeting can be called by the directors or by any officer instructed by the directors to call the meeting, except when the directors are required by New York Law to call a meeting, or except when the shareholders are entitled by New York Law to demand the call of a meeting. The Delaware By-laws provide that a meeting of stockholders may be called by the Board of Directors, the Chairman of the Board or the President of the Company.

RIGHT OF SHAREHOLDERS TO INSPECT SHAREHOLDER LIST

     Under New York Law, a shareholder of record may inspect the list of shareholders of record if at least five days previously it issued a written demand to do so. A corporation may deny a shareholder's demand if the shareholder refuses to give an affidavit that its inspection is not for certain purposes unrelated to company business and that the shareholder has not been involved in the last five years in selling or offering to sell a list of record shareholders. Under Delaware Law, any stockholder may, upon making a demand under oath stating the purpose thereof, inspect the stockholders' list for any purpose reasonably related to that person's interest as a stockholder. In addition, for at least ten days prior to each stockholders' meeting, as well as at the meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

VOTE REQUIRED FOR CERTAIN TRANSACTIONS

     Until February 1998, New York Law required the holders of at least two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, a New York corporation then in existence, which would include the Company, may provide in its certificate of incorporation that the holders of a majority of the outstanding stock may approve such transactions. The Company has not, however, adopted such a provision in its certificate of incorporation, and so the holders of at least two-thirds of the Company's outstanding stock must approve such transactions.

     Under Delaware Law, unless the certificate of incorporation or by-laws provide otherwise (but in no case may such requirement be less than one-third of the outstanding stock entitled to vote on such transactions), the holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation, or sale of all or substantially all the assets. The Delaware Certificate does not contain any provision otherwise, so the holders of a majority of the outstanding stock entitled to vote thereon may approve a merger, consolidation, or sale of all or substantially all of the Company's assets. Notwithstanding the foregoing, under Delaware Law the vote of the stockholders of the surviving corporation is not required to authorize a merger if these three conditions are met:

     - the merger agreement does not amend the surviving corporation's certificate of incorporation;

     - each share of stock of the surviving corporation that is outstanding or in the treasury immediately prior to the effective date of the Merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

     - the merger results in no more than a 20% increase in its outstanding common stock.

     Special vote requirements may apply to certain business combinations with interested shareholders. See the discussion of these requirements below under the heading "Business Combinations with Interested Shareholders."

REMOVAL OF DIRECTORS BY SHAREHOLDERS

     Under New York Law, directors may be removed for cause by the shareholders, or, if the certificate of incorporation or by-laws provide, by either the shareholders or the directors. Furthermore, if the certificate of incorporation or by-laws so provide, directors may be removed without cause by a vote of the shareholders. The New York Certificate and By-laws provide that directors may be removed with or without cause by the shareholders; directors may be removed with cause by the Board of Directors. After the reincorporation, directors under Delaware Law would generally be subject to removal with or without cause by a majority of the stockholders, unless the certificate of incorporation provides otherwise, but in a Delaware corporation with a classified board, unless the certificate of incorporation provides otherwise, directors can only be removed by shareholders for cause. The Delaware Certificate does contain such a provision, providing that directors may be removed from office only for cause and only by either (i) the affirmative vote of the holders of at least 80% of the shares then outstanding or (ii) a resolution adopted by a majority of the Board of Directors and approved by the affirmative vote of the holders of at least a majority of the shares then outstanding.

LIMITATION OF DIRECTORS' LIABILITY

     Both New York Law and Delaware Law permit a corporation to limit a director's personal liability for actions taken in that director's official capacity. Under New York Law, a director is not liable to the corporation for the benefit of its creditors or shareholders for damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. New York Law also permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director, with certain specific exceptions, to the corporation or its shareholders for damages for any breach of duty in that capacity. The New York Certificate does not contain such a provision. Under Delaware Law limits on a director's liability must be addressed in the certificate of incorporation. The Delaware Certificate limits directors' monetary liability to the fullest extent permitted by Delaware Law. However, in some cases directors may be liable despite these limitations. Delaware Law forbids any limitation of liability where (1) a director breached the duty of loyalty to the corporation or its stockholders, (2) a director's acts or omissions were not in good faith or involved intentional misconduct or a knowing violation of law, (3) a director received an improper personal benefit from a transaction involving the corporation, or (4) a director authorized an unlawful dividend or stock repurchase or redemption.

INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE

     With some variations, both New York Law and Delaware Law allow a corporation to "indemnify," that is, to make whole, any person who is or was a director or officer of the corporation if that person is held liable for something that person did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines, and penalties, both laws also allow the corporation to advance certain reasonable expenses the person incurs or to reimburse the person's expenses after they are incurred. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

     Additionally, each of the two laws permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. New York Law, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage to which he or she was not legally entitled.

     Neither New York Law nor Delaware Law permit indemnification of a director or officer if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, if the corporation sues the person because of some act or omission, the corporation does not need to indemnify the person unless a court determines the person was not liable. In addition, New York Law and Delaware Law generally require that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the corporation.

     The New York By-laws currently provide for indemnification to the fullest extent permitted by New York Law, and the Delaware Certificate and By-laws provide for indemnification to the fullest extent permitted by Delaware Law.

     If the reincorporation is approved by the Company's shareholders, the New York Law indemnification provisions will continue to apply to acts and omissions that occurred prior to the effective date of the reincorporation.

TRANSACTIONS WITH INTERESTED DIRECTORS

     New York Law provides several methods for establishing the validity of transactions between a corporation and interested directors, including a vote by the uninterested directors. The comparable provision of Delaware Law provides that no transaction between a corporation and an interested director is void or voidable solely because such director is present at or participates in the meeting or because that director's votes are counted if the material facts of that director's interest are known to the board of directors and the board of directors in good faith authorizes the transaction by vote of a majority of the disinterested directors, or if that director's interest is disclosed to stockholders and the stockholders in good faith approve the transaction.

LOANS AND GUARANTEES OF OBLIGATIONS FOR DIRECTORS

     Under New York Law, a corporation may not lend money to or guarantee the obligation of a director unless (1) the shareholders (other than the interested director) approve the transaction or (2) the certificate of incorporation provides that the board may approve any such loan or guarantee that it determines will benefit the corporation. The New York Certificate makes no provision for approval by the Board of Directors of such a loan or guaranty. For purposes of shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefitted by the loan or guarantee are not included in the quorum. Under Delaware Law, a board of directors may authorize loans or guarantees of indebtedness to, or otherwise assist, employees, officers, and directors whenever, in the judgment of the board of directors, such a loan, assistance or guaranty may reasonably be expected to benefit the corporation.

ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS, AND EMPLOYEES

     New York Law requires that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation as an incentive to service or continued service to the corporation must be authorized as required by the policies of all stock exchanges or automated quotation systems on which the corporation's shares are listed or authorized for trading, or, if the corporation's shares are not so listed or authorized, by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, or be authorized by and consistent with a plan adopted by such a vote of shareholders. The Delaware Law does not require stockholder approval of such transactions. Because the Company's shares are, and Delaware FPCX's shares will be, listed on the Nasdaq SmallCap Market, the Company is, and FPCX Delaware will be, subject to the Nasdaq Rules, which require (with certain limited exceptions) shareholder approval of any plans under which such rights or options may be issued. The Company is seeking shareholder approval of its 2001 Stock Incentive Plan (Proposal 4) and ratification of option grants made to certain officers and directors (Proposal 5).

CONSIDERATION FOR SHARES

     Under New York Law, consideration for the issuance of shares may consist of money or other property, tangible or intangible, labor or services actually received, a binding obligation to pay the purchase price, a binding obligation to perform services, or any combination of the above. Stock certificates may not be issued until the amount of consideration determined to be stated capital has been paid in the form of cash, services rendered, personal or real property, or any combination of these, plus consideration for the balance, if any, which may include the above-referenced binding obligations. Under Delaware Law a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under Delaware Law may pay an amount equal to or greater than the par value of those shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

DIVIDENDS; REDEMPTION OF STOCK

     Subject to its charter provisions, under both New York Law and Delaware Law, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption, or distribution. The assets supplied to such a distribution may not be greater than the corporation's "surplus."

     Under New York Law, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation remaining after any such payment or distribution must be at least equal to the amount of surplus. New York Law defines surplus as the excess of net assets over stated capital and permits the board to adjust stated capital. Delaware Law defines surplus as the excess of net assets over capital and permits the board to adjust capital. If there is no surplus, Delaware Law allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock that has a preference on any distribution of assets.

     In general, with certain restrictions, New York Law permits a corporation to provide in its certificate of incorporation for redemption of one or more classes or series of its shares. One such restriction provides that common stock may be redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption. Delaware Law permits redemption of a corporation's common stock only when, among other things, no class of preferred stock is outstanding, with certain exceptions.

APPRAISAL RIGHTS

     Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets. New York Law also extends appraisal rights to an exchange of a corporation's shares. New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on the New York Stock Exchange or another national securities exchange. However, in the case of shares not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. On the other hand, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

     Similarly, under Delaware Law, appraisal rights are not available to a stockholder if, among other things, the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger that does not require the approval of the surviving corporation's stockholders. However, regardless of the foregoing, a dissenting shareholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:

     - shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;

     - shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by more than 2,000 stockholders of record after the merger or consolidation occurs; or

     - cash instead of fractional shares of the surviving corporation or another corporation.

BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS

     Provisions in both New York Law and Delaware Law may help to prevent or delay changes of corporate control. In particular, both New York Law and Delaware Law restrict or prohibit an interested shareholder from entering into certain types of business combinations unless the Board of Directors approves the transaction in advance.

     Under New York Law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an "interested shareholder," unless the Board of Directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired its shares. An "interested shareholder" under New York Law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock or is an affiliate or associate of a corporation who owned at least 20% of the outstanding stock within the preceding five years. "Business combinations" under New York Law include the following:

     - mergers and consolidations between corporations or with an interested shareholder;

     - sales, leases, mortgages, pledges, transfers or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation;

     - issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation;

     - liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder;

     - reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and

     - the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

     New York Law allows such a business combination to take place five or more years after the interested shareholder became an interested shareholder if the transaction is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met and in certain other circumstances.

     Section 203(a) of Delaware Law generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder unless:

     - before the stockholder became an interested stockholder, the Board of Directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

     - after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules; or

     - on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

     An "interested stockholder" under Delaware Law is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock or is an affiliate or associate of the corporation who owned at least 15% of the outstanding stock within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

     - mergers or consolidations;

     - sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation;

     - any transactions resulting in the issuance or transfer by the corporation of stock in the corporation to the interested stockholder except in limited instances;

     - receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; and

     - any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

     Delaware Law permits a corporation to elect not to be governed by the provisions of Section 203. The Board of Directors has determined that it would be in the best interests of the Company to make such an election and, accordingly, the Delaware Certificate includes an election by the Company not to be governed by the Section 203 provisions.

PROXIES

     Under New York Law, a proxy cannot be voted or acted upon after 11 months from its date unless the proxy provides for a longer period. Under Delaware Law a proxy cannot be voted or acted upon after three years from its date unless the proxy provides for a longer period.

NOMINATION OF DIRECTORS

     Neither the New York Certificate nor the New York By-laws contain provisions regarding the nomination of directors. The Delaware By-laws provide that nominations of directors may be made at annual meetings of stockholders by or at the direction of the Board of Directors, or by any stockholder entitled to vote for the election of directors at such annual meeting who provides timely notice to the Secretary of the Corporation.

NUMBER OF DIRECTORS; FILLING VACANCIES

     The New York By-laws provide that the number of directors constituting the Board of Directors may be fixed from time to time by action of the shareholders or by a majority vote of the entire Board of Directors, provided that the number of directors must be at least three. The Company currently has eight members on its Board of Directors.

     The Delaware Certificate provides that the number of directors constituting the Board of Directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board of Directors, provided that such number shall be no fewer than three and no more than eleven. In addition, the Delaware Certificate provides that any vacancy on the FPCX Delaware Board of Directors that results from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders, and that any director elected by the Board to fill such vacancy shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred.

QUORUM

     The New York By-laws provide that the holders of a majority of the outstanding shares shall constitute a quorum at a meeting of the shareholders. The Delaware By-laws provide that the presence of a majority of the shares entitled to vote, in person or represented by proxy, constitutes a quorum.

OTHER CHANGES TO REFLECT TECHNICAL DIFFERENCES BETWEEN DELAWARE LAW AND NEW YORK LAW

     In addition to the changes described above, certain technical changes have been made in the Delaware Certificate and Delaware By-laws from the New York Certificate and New York By-laws to reflect differences between Delaware Law and New York Law. Such technical changes include designation of a registered office and registered agent in the State of Delaware, changes in the minimum and maximum number of days applicable for giving notice of meetings and providing for setting record dates consistent with Delaware Law.

     The foregoing discussion is an attempt to summarize certain differences in the corporation laws of Delaware and New York and in the New York Certificate and the New York By-laws and the Delaware Certificate and the Delaware By-laws, and does not purport to be an exhaustive discussion of all of the differences. Those differences can be determined in full by reference to New York Law and to Delaware Law, and to the New York Certificate and the New York By-laws, and to the Delaware Certificate and the Delaware By-laws, attached as Exhibits B and C, respectively, to this Proxy Statement. In addition, both New York Law and Delaware Law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the certificate of incorporation or by-laws of the corporation.

                              BOARD RECOMMENDATION

     The Board of Directors recommends that shareholders vote FOR the proposal to change the state of incorporation of the Company from New York to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary.

     A vote FOR the reincorporation proposal will constitute approval of the Merger, the Delaware Certificate, the Delaware By-laws, and adoption and assumption by FPCX Delaware of each of the Company's stock option, stock purchase, and employee benefit plans.

                                   PROPOSAL 3

               APPROVAL OF THE FINANCIAL PERFORMANCE CORPORATION
                          INCENTIVE COMPENSATION PLAN

INTRODUCTION

     The Board of Directors has adopted, subject to shareholder approval, the Financial Performance Corporation Incentive Compensation Plan. The Incentive Compensation Plan is intended to qualify awards paid under it as "performance-based compensation" for purposes of Section 162(m) of the Code. Under Section 162(m), a company will not be entitled to a federal tax deduction for compensation in excess of $1 million paid to each of certain executive officers unless the compensation qualifies as "performance-based" or certain other exceptions apply. The Incentive Compensation Plan provides for the award of both annual and long-term incentive payments, subject to individual payment limits which are tied directly to the Company's operating income.

     The Incentive Compensation Plan is intended to promote the interests of the Company (a) through incentive award opportunities for officers, senior executives and other key employees which are tied to Company and/or business unit performance and (b) by providing compensation that is intended to be tax deductible to the Company by virtue of its being "performance-based" within the meaning of Section 162(m). The Board of Directors believes that the proposal is in the best interests of the Company and its stockholders and recommends that the stockholders vote FOR approval of the Incentive Compensation Plan.

     The principal features of the Incentive Compensation Plan are summarized below. This summary is qualified in its entirely by reference to the Incentive Compensation Plan itself. Copies of the Incentive Compensation Plan will be available at the Annual Meeting and may also be obtained by written request to the Company at Financial Performance Corporation, 777 Third Avenue, New York, NY 10017, Attn: Vice President -- Finance.

ADMINISTRATION

     The Incentive Compensation Plan will be administered by a committee comprised of two or more non-employee members of the Board of Directors, as designated from time to time by the Board of Directors (the "Committee"). Each of the Committee members is required to meet the requirements of Section 162(m). The Committee will have exclusive power to make all determinations and decisions regarding awards under the Incentive Compensation Plan, including interpretation of the Incentive Compensation Plan and the adoption of such rules and regulations as it deems necessary and appropriate to meet the Incentive Compensation Plan's intent. No member of the Committee may receive any award under the Incentive Compensation Plan.

PARTICIPATION

     The Committee will select all participants under the Incentive Compensation Plan from among the officers and other key employees of the Company (currently approximately 10 persons).

DETERMINATION OF AWARDS

     The Committee designates the "performance periods" over which performance is measured under the Incentive Compensation Plan. The Incentive Compensation Plan contemplates both annual and three-year performance periods, but the Committee can also establish other performance periods. Three-year performance periods can overlap one another. For each performance period, the Committee establishes target award amounts which can be earned by participants if the performance measures specified by the Committee are
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

attained. The performance measures that the Committee may use consist of earnings before income taxes, net earnings, and return on equity, as applied to either the Company as a whole or an individual business unit.

AMOUNT OF AWARD

     Awards under the Incentive Compensation Plan are payable only to the extent the applicable performance measures specified by the Committee have been attained. The maximum payment that can be made to a participant for any annual or long-term award is 25% of the Company's income for the applicable period. The Committee has the right, in its discretion, to reduce or eliminate the bonus payments otherwise payable under the Incentive Compensation Plan.

PAYMENTS AND PAYMENT DEFERRED

     Awards will be paid after the close of the applicable performance period and the Committee's determination of the payment amounts. In the Committee's discretion, awards may be paid, in whole or in part, to participants who terminated employment before the end of the performance period. Payment may be made in cash, shares of common stock or a combination of both.

     The Committee may mandate the deferral of payment or may permit participants to elect payment deferrals. The Committee may provide for the payment or crediting of interest on deferred amounts, or of dividend equivalents with respect to amounts deferred in the form of common stock equivalents.

INCENTIVE COMPENSATION PLAN AMENDMENT

     The Board has the authority to amend the Incentive Compensation Plan, without stockholder approval, except for an amendment which would increase the maximum individual payment limits for annual and long-term awards.

OTHER COMPANY PLANS

     Participation in the Incentive Compensation Plan shall not preclude an employee's participation in any other incentive, bonus, compensation or benefit plan established by the Company.

SHAREHOLDER APPROVAL

     Adoption of the Incentive Compensation Plan requires an affirmative vote by the holders of a majority of the votes cast for or against the proposal. For this purpose, abstentions and broken non-votes are disregarded. The directors recommend that shareholders vote FOR the approval of the Incentive Compensation Plan.

                                   PROPOSAL 4

               APPROVAL OF THE FINANCIAL PERFORMANCE CORPORATION
                           2001 STOCK INCENTIVE PLAN

     The Board of Directors has adopted, subject to approval at the 2001 Annual Meeting of Stockholders, the 2001 Stock Incentive Plan (the "Stock Incentive Plan"). The purposes of the Stock Incentive Plan are to enable the Company to attract, retain and reward employees by offering employees an equity interest in the Company, to enable the Company to offer equity incentives to employees of entities which the Company may acquire, and to enable the Company to pay part of the compensation of its outside directors in options to purchase common stock.

PRINCIPAL PROVISIONS OF THE STOCK INCENTIVE PLAN

     The following summary of the Stock Incentive Plan, as adopted by the Board of Directors (subject to shareholder approval), is qualified by reference to the full text of the Stock Incentive Plan, which will be available at the Annual Meeting and may also be obtained by written request to the Company at Financial Performance Corporation, 777 Third Avenue, New York, NY 10017, Attn: Vice President-Finance.
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GENERAL PROVISIONS

     The Stock Incentive Plan authorizes the granting of awards to employees (including officers) of the Company and certain related companies in the form of any combination of (1) options to purchase shares of common stock, (2) stock appreciation rights ("SARs"), (3) shares of restricted common stock ("restricted stock"), (4) shares of deferred common stock ("deferred stock"), (5) bonus stock, (6) loans, and (7) tax-offset payments with respect to any of such awards. The Stock Incentive Plan also authorizes the granting of awards to directors who are not employees or officers of the Company ("Outside Directors") of options to purchase shares of common stock and related limited SARs and tax-offset payments.

     Administration. The Stock Incentive Plan is administered by a committee of the Company's Board of Directors, which consists of at least two Outside Directors. The Committee has authority to interpret the Stock Incentive Plan, adopt administrative regulations, and determine and amend the terms of awards to employees. The Board of Directors has similar authority with respect to Outside Directors (although the Stock Incentive Plan also provides for certain automatic grants to Outside Directors).

     Eligibility. The Committee may make awards under the Stock Incentive Plan to employees (including officers) of the Company or of any entity in which the Company owns at least a 20% interest. All employees (currently numbering approximately 200) and Outside Directors (currently numbering 3) are eligible to receive awards under the Stock Incentive Plan.

     Limitations on Awards. The aggregate number of shares of common stock which may be issued under the Stock Incentive Plan is 5,000,000. Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a SAR for cash or for the settlement of any other award in cash will not count against this share limit. Shares subject to lapsed, forfeited or canceled awards, including options canceled upon the exercise of tandem SARs for cash, will not count against this limit and can be regranted under the Stock Incentive Plan. If the exercise price of an option is paid in common stock or if shares are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares also will not count against the above limit.

     No recipient may be granted stock options, SARs, restricted stock, deferred stock, or bonus stock under the Stock Incentive Plan with respect to more than 1,500,000 shares of common stock in any fiscal year. No employee or Outside Director may be granted tax-offset payments with respect to more than the number of shares of common stock covered by awards held by such employee. The Stock Incentive Plan does not limit awards which may be made under other plans of the Company.

AWARDS

     The Stock Incentive Plan authorizes the Committee (or, with respect to awards to Outside Directors, the Board) to grant the following types of awards:

     1. Stock Options. The Committee (or, with respect to awards to Outside Directors, the Board) is authorized to grant incentive stock options ("ISOs") and non-qualified stock options to purchase such number of shares of common stock as the Committee (or, with respect to awards to Outside Directors, the Board) determines. An option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee (or, with respect to awards to Outside Directors, the Board) determines, and at an exercise price determined by the Committee, which may be less than the fair market value of the common stock at the date of grant of the option. The Committee (or, with respect to awards to Outside Directors, the Board) has authority to waive any vesting conditions it may have imposed.

     2. Stock Appreciation Rights. Upon exercise of a SAR the holder is entitled to receive, for each share with respect to which the SAR is exercised, an amount (the "appreciation") equal to the excess of the fair market value of a share of common stock on the exercise date over the "base amount" determined by the Committee. The appreciation is payable in cash, common stock, or a combination of both, as determined by the Committee. The Committee (or, with respect to awards to Outside Directors, the Board) may grant a SAR which can only be exercised within the 60-day period following a Change of Control (as such term is defined in the Stock Incentive Plan and summarized below). The Committee (or, with respect to awards to
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

Outside Directors, the Board) may also provide that in the event of a Change of Control, the amount to be paid by the Company upon the exercise of the SAR will be based on the Change of Control Price (as defined in the Stock Incentive Plan and summarized below). Such a SAR is sometimes referred to as a limited SAR.

     3. Restricted Stock. The Committee is authorized to award restricted stock subject to such terms and conditions as the Committee may determine in its sole discretion. The Committee has authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which (or conditions under which) the restricted stock will vest. The Committee has authority to waive any vesting conditions it may have imposed. The Committee also has authority to determine whether the employee will have the right to vote and/or receive dividends on shares of restricted stock, and whether the certificates for such shares will be held by the Company or delivered to the employee bearing legends to restrict their transfer.

     4. Deferred Stock. A deferred stock award is a commitment to deliver a specified number of shares of common stock (or their cash value) at a future date. The award may be made subject to vesting, based on future service or satisfaction of other conditions. The Committee has authority to waive any vesting conditions it may have imposed. During the deferral period set by the Committee, the employee may not sell, transfer, pledge or assign the deferred stock award.

     5. Bonus Stock. The Committee may award bonus stock subject to such terms and conditions as it may determine. Such awards may be conditioned upon attainment of specific performance goals or such other criteria as the Committee may determine, and the Committee may waive such conditions in its discretion.

     6. Loans. The Committee may provide that the Company will make, or arrange for, a loan to an employee with respect to the exercise of any stock option granted under the Stock Incentive Plan, with respect to the payment of the purchase price, if any, of any stock awarded under the Stock Incentive Plan, and/or with respect to any taxes arising from an award under the Stock Incentive Plan, provided that the Company will not loan to an employee more than the sum of (i) the excess of the purchase or exercise price of an award over the par value of any shares awarded, plus (ii) the amount of any taxes arising from such award. The Committee will determine the terms of any such loans which shall be recourse loans secured by collateral other than the options or the underlying shares.

     7. Tax-Offset Payments. The Committee (or, with respect to awards to Outside Directors, the Board) is authorized to provide for a tax-offset payment by the Company not in excess of the amount necessary to pay the federal, state, local, and other taxes payable with respect to any award and the receipt of the tax-offset payment, assuming the recipient is taxed at the maximum tax rate applicable to such income.

     8. Performance Awards. The Committee can designate any awards to employees under the Stock Incentive Plan as "Performance Awards." Awards so designated are to be granted and administered so as to qualify as "performance-based compensation" under Section 162(m) of the Code. The grant or vesting of a Performance Award will be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, which the Committee may apply to the Company on a consolidated basis and/or to a business unit, and which the Committee may use either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

     9. Deferral of Awards. The Committee may permit an employee to defer receipt of any award for a specified period or until a specified event.

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

PROVISIONS RELATING TO A CHANGE OF CONTROL

     As a general matter, upon the occurrence of a Change of Control, (1) all outstanding stock options, SARs, and limited SARs, including those held by Outside Directors, will become fully exercisable and vested, (2) all restrictions applicable to outstanding restricted stock and deferred stock awards under the Stock Incentive Plan will lapse, and such awards will be deemed fully vested, and (3) to the extent the cash payment of any award is based on the fair market value of stock, such fair market value will be the Change of Control Price. The Committee may provide exceptions from the above rule with respect to grants to employees.

     A "Change of Control" is deemed to occur on the date (1) any person or group (with certain exceptions) acquires beneficial ownership of securities representing 20% or more of the Company's total voting power, (2) individuals who constitute the "Incumbent Directors" (as defined in the Stock Incentive
Plan) fail to constitute at least two-thirds of the Board of Directors, (3) a merger or consolidation becomes effective unless the transaction is approved by the Board of Directors, a majority of the members of which were in place prior to the transaction or, following such transaction, (a) the beneficial owners of the Company's common stock before the transaction own securities representing more than 50% of the total voting power of the company resulting from the transaction, and (b) at least a majority of members of the board of directors of the Company resulting from the transaction were members of the Company's Board of Directors immediately prior to the transaction, or (4) the shareholders of the Company approve a liquidation of the Company or a sale of substantially all of its assets.

     The Change of Control Price is the highest price per share of common stock paid in any open market transaction, or paid or offered to be paid in any transaction related to a Change of Control, during the 90-day period ending with the Change of Control, except that for a SAR granted in tandem with an ISO, such price is the highest price paid on the date the SAR is exercised.

OTHER PROVISIONS

     Tax Withholding. The Stock Incentive Plan permits participants to satisfy all or a portion of their minimum statutory federal, state, local or other tax liability with respect to awards under the Stock Incentive Plan by delivering previously-owned shares held at least six months or by having the Company withhold from the shares otherwise deliverable to such participant shares having a value equal to the liability to be so satisfied.

     Adjustments. In the event of specified changes in the Company's capital structure, the Committee will have the power to adjust the number and kind of shares or other property authorized by the Stock Incentive Plan (including any limitations on individual awards), and the number, option price and kinds of shares or other property covered by outstanding awards (including those held by Outside Directors), and to make such other adjustments in awards under the Stock Incentive Plan as it deems appropriate, provided that no such adjustment may increase the aggregate value of outstanding awards. In addition, if the Company is dissolved or liquidated, of if there is a reorganization, merger or consolidation where the Company is not the surviving corporation, or if the Company sells substantially all of its assets, the Board will have the power to provide that outstanding stock options shall be (i) cashed out, (ii) assumed by the surviving corporation, and/or (iii) exercised within ten (10) days of any such event.

     Amendments. The Board of Directors may amend the Stock Incentive Plan without shareholder approval, unless such approval is required by law. Amendment or discontinuation of the Stock Incentive Plan cannot adversely affect any award previously granted without the holder's written consent.

     The Committee may amend any grant under the Stock Incentive Plan, except that no award can be modified in a manner unfavorable to the holder without the written consent of the holder. In addition, the Committee may, without shareholder approval, cancel an option or other award granted to a holder and grant a new option or award to the employee on more favorable terms and conditions than the canceled award.

     The Stock Incentive Plan shall continue in effect for an unlimited period, but may be terminated by the Board of Directors in its discretion at any time. No ISOs may be granted under the Stock Incentive Plan after July 31, 2011.
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

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of certain federal income tax aspects of awards made under the Stock Incentive Plan, based upon the laws in effect on the date hereof.

     Non-Qualified Stock Options.  With respect to non-qualified stock options:
(a) no income is recognized by the participant at the time the option is granted; (b) upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise; and (c) at disposition, any appreciation after the date of exercise is treated either as long-term or short-term capital gain, depending on whether the shares were held for more than one year by the participant.

     Incentive Stock Options. No taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of his or her employment with the Company or one of its subsidiaries or within three months after termination (12 months after termination, in the event of permanent and total disability, or the term of the option, in the event of death). However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. If the participant continues to hold the shares acquired upon exercise of an ISO for at least two years from the date of grant and one year from the date of exercise, upon the sale of the shares any amount realized in excess of the option price will be taxed as long-term capital gain.

     If common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the one-year and two-year holding periods described above, the participant will generally recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option price. Any further gain recognized by the participant on such disposition will be taxed as short-term or long-term capital gain, depending on whether the shares were held for more than one year.

     Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally recognize as ordinary income in the year of exercise an amount equal to the amount of cash received plus the fair market value on the date of exercise of any shares received. If the participant receives common stock upon exercise of an SAR, rules similar to those described above under "Non-Qualified Stock Options" will apply with respect to the post-exercise appreciation.

     Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock vests, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code, to recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares on such date (determined without regard to the restrictions) over their purchase price. The holding period to determine whether the participant has long-term or short-term capital gain on a subsequent disposition of the shares generally begins when the restriction period expires, and the tax basis for such shares will generally be the fair market value of such shares on such date. However, if the participant has made an election under
Section 83(b), the holding period will commence on the date after the date of grant, and the tax basis will be equal to the fair market value of the shares on the date of grant (determined without regard to the restrictions).

     Deferred Stock. A participant receiving deferred stock generally will recognize ordinary income equal to the amount of cash received in settlement of the award or the fair market value on the settlement date of the stock distributed to the participant. The capital gain holding period for such stock will also commence on that date.

     Dividends and Dividend Equivalents. Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant. If, however, the participant makes a Section 83(b) election with respect to the restricted stock, the dividends will be taxable as ordinary dividend income to the participant. If dividend equivalents are

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

credited with respect to deferred stock or other awards, the participant generally will recognize ordinary income when the dividend equivalents are paid.

     Bonus Stock. A participant receiving bonus stock generally will recognize ordinary income on the date of grant equal to the fair market value of the bonus stock on such date, less the amount paid for such stock

     Tax-Offset Payments. A participant receiving a cash tax-offset payment will recognize ordinary income on the date of payment.

     Company Deductions. As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee or Outside Director recognizes ordinary income from awards under the Stock Incentive Plan, to the extent such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer named in the Proxy Statement who was employed by the Company at year-end, unless the compensation qualifies as "performance-based" under Section 162(m) of the Code or certain other exceptions apply. In addition, the Company will not be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

ADDITIONAL INFORMATION

     The last sale price of common stock on the Nasdaq SmallCap Market System on June 19, 2001 was $2.32 per share.

     The Board of Directors recommends a vote "FOR" approval of the 2001 Stock Incentive Plan. An affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote with respect to the proposal is required to approve the adoption of the Stock Incentive Plan. Abstentions will have the effect of votes against the proposal. Broker non-votes will not have the effect of votes against the proposal.

                                   PROPOSAL 5

        RATIFICATION OF OPTION GRANTS TO CERTAIN OFFICERS AND DIRECTORS

     In 1999 and 2000 the Company granted options to certain officers and directors as set forth below. At the time such options were granted, Section 505(d) of the New York Law required majority shareholder approval of the issuance of options or rights to purchase not in connection with a shareholder approved plan to officers, directors or employees of a corporation as an incentive to service or continued service. Effective October 11, 2000, Section 505(d) of the New York Law was amended to require that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation as an incentive to service or continued service to the corporation must be authorized as required by the policies of all stock exchanges or automated quotation systems on which a corporation's shares are listed or authorized for trading, or, if the corporation's shares are not so listed or authorized, by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, or be authorized by and consistent with a plan adopted by such a vote of shareholders. The Company's shares became listed on the Nasdaq SmallCap Market on September 22, 2000, and, as such, the Company is subject to the Nasdaq Rules, which require shareholder approval of certain plans or arrangements under which officers or directors may acquire stock of a company. The Company has not issued any additional options to officers and directors since becoming listed on the Nasdaq SmallCap Market, but now seeks shareholder ratification of the options granted to certain officers and directors listed below.

     The last sale price of the Company's common stock on the Nasdaq SmallCap Market System on June 19, 2001 was $2.32 per share. A discussion of certain federal income tax aspects relevant to the below listed grants is contained in the section entitled "Certain Federal Income Tax Consequences" in Proposal 4 above. Copies of the below listed agreements will be available at the Annual Meeting and may also be obtained by written request to the Company at Financial Performance Corporation, 777 Third Avenue, New York, NY 10017, Attn: Vice President-Finance.

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

     On November 15, 1999, Jeffrey S. Silverman and Ronald Nash were elected to the Company's Board of Directors, and, as an inducement to agree to serve as directors, on November 17, 1999 each of Messrs. Silverman and Nash were granted nonqualified five-year options to purchase 1,000,000 shares of common stock of the Company, immediately exercisable at $.43 per share.

     On January 10, 2000, the Company granted five year options to each of Messrs. Silverman and Nash to purchase 1,000,000 shares of common stock. The options were immediately exercisable at $14.50 per share, the closing price of the Company's common stock on the OTC Bulletin Board as of the close of business on such date.

     On April 25, 2000, we hired Edward T. Stolarski as Executive Vice President of the Company, effective May 15, 2000. Mr. Stolarski was also elected to the Board of Directors of the Company in May, 2000. On April 26, 2000, the Company granted five-year options to purchase 400,000 shares of common stock exercisable at $6.38 per share to Mr. Stolarski as an inducement to join the Company as Executive Vice President and a Director. Of these options, 100,000 are immediately exercisable, 150,000 are exercisable commencing April 27, 2001, and 150,000 are exercisable commencing April 27, 2002.

     On August 9, 2000, we elected Jonathan F. Foster, Nathan Gantcher and J. William Grimes to the Company's Board of Directors and, as an inducement to Messrs. Foster, Gantcher and Grimes to agree to serve as a directors of the Company, granted to each of them nonqualified five-year options to purchase 150,000 shares of common stock, immediately exercisable at $8.00 per share, the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on such date.

     The Company is a party to a voting agreement with the holders of 8,219,922 shares of the common stock of the Company, representing 62.6% of the shares entitled to vote at the Annual Meeting, pursuant to which the Company agreed to prepare and submit to its shareholders a Proxy Statement including a proposal ratifying the grant of the options to the officers and directors listed above, and such shareholders agreed to vote in favor of such proposal at a shareholders meeting to be held on or prior to December 31, 2001. The parties to the voting agreement include the following officers, directors and significant shareholders: Jeffrey Silverman, Ronald Nash, William Lilley III, Laurence J. DeFranco, James M. Willey (on behalf of the James M. Willey Trust -- 1995), Thomas P. Willey (on behalf of The Thomas P. Willey Revocable Trust of 1998) and Robert Trump.

     The Board of Directors recommends a vote "FOR" ratification of the 1999 and 2000 option grants to certain officers and directors of the Company as set forth above. An affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote with respect to the proposal is required to approve the ratification of the option grants. Abstentions will have the effect of votes against the proposal. Broker non-votes will not have the effect of votes against the proposal.

                                   PROPOSAL 6

        RATIFICATION OF CONVERSION RIGHTS GRANTED IN CONNECTION WITH THE WILLEY BROTHERS ACQUISITION AND THE ISSUANCE OF THE PREFERRED STOCK

     In January 2001, in connection with the acquisition by the Company of all of the outstanding common stock of Willey Brothers (the "Acquisition"), the Company issued certain promissory notes and Class A Convertible Preferred Stock, each of which included conversion rights whereby, subject to shareholder ratification, they could be converted into shares of common stock of the Company. The Company now seeks shareholder ratification of the conversion rights contained in the promissory notes and Class A Convertible Preferred Stock.

     In connection with the Acquisition, the Company entered into a Stock Purchase Agreement, dated as of January 11, 2001 (the "Stock Purchase Agreement"), with James M. Willey, individually and as trustee of the James M. Willey Trust -- 1995, and Thomas P. Willey, individually and as trustee of The Thomas P. Willey Revocable Trust of 1998 (collectively, the "Sellers"). The purchase price for the shares of Willey Brothers, delivered to the Sellers on January 16, 2001, included two subordinated convertible promissory notes, each in the principal amount of $3,750,000 and convertible, subject to shareholder ratification of such conversion rights by the shareholders of the Company and in accordance with their terms, into shares of common stock of the Company at $4.00 per share (the "Subordinated Notes"). The purchase price also
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

included $15.5 million in cash; 1,512,500 shares of common stock of the Company, restricted in accordance with the terms of the Stock Purchase Agreement; two subordinated convertible promissory notes, each in the principal amount of $1,000,000 and convertible in accordance with their terms into shares of common stock of the Company at $3.00 per share; and, an earn-out opportunity to each of the Sellers, pursuant to which they have the opportunity to receive aggregate cash payments of up to $600,000 annually for each of the next five years in the event earnings before interest, taxes, depreciation and amortization of Willey Brothers exceeds certain targets as defined in the Stock Purchase Agreement.

     In addition, the Company issued 1,650,000 shares of Class A Convertible Preferred Stock, at a purchase price of $2.50 per share. The Class A Convertible Preferred Stock is non-voting and convertible into shares of common stock of the Company on a share-for-share basis upon shareholder ratification of such conversion rights. Certain officers and directors of the Company purchased such Class A Convertible Preferred Stock as follows: Mr. Silverman -- 200,000 shares; Mr. Nash -- 200,000 shares; Mr. Gantcher -- 150,000 shares; and Mr.
Foster -- 10,000 shares. A portion of the aggregate of $4,125,000 received by the Company from the issuance of the Class A Convertible Preferred Stock was used to pay, in part, the purchase price of the Acquisition.

     Neither New York law nor our certificate of incorporation or by-laws require us to obtain shareholder approval of the conversion rights contained in the Subordinated Notes or the Class A Convertible Preferred Stock. Our common stock, however, is currently listed on the Nasdaq SmallCap Market, and we are therefore subject to the Nasdaq Rules. Among other things, the Nasdaq Rules require listed companies to seek and obtain shareholder approval in connection with the acquisition of the stock or assets of another company if, in connection with such acquisition, the listed company proposes to issue common stock, or securities convertible into or exercisable for common stock, with voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock, or if the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding prior to the issuance of the stock or securities. As of the date of the Acquisition, the Company had 11,458,140 shares issued and outstanding. The Subordinated Notes and Class A Convertible Preferred Stock issued in connection with the Acquisition are convertible into an aggregate of 3,525,000 shares of common stock of the Company. Such shares exceed the 20% threshold. Accordingly, shareholder ratification is required under the Nasdaq Rules.

     The Company is a party to a voting agreement with the holders of 8,219,922 shares of the common stock of the Company, representing 62.6% of the shares entitled to vote at the Annual Meeting, pursuant to which the Company agreed to prepare and submit to its shareholders a Proxy Statement including a proposal ratifying the conversion rights contained in the Subordinated Notes and the Class A Convertible Preferred Stock, and such shareholders agreed to vote in favor of such proposal at a shareholders meeting to be held on or prior to December 31, 2001. The parties to the voting agreement include the following officers, directors and significant shareholders: Jeffrey Silverman, Ronald Nash, William Lilley III, Laurence J. DeFranco, James M. Willey (on behalf of the James M. Willey Trust -- 1995), Thomas P. Willey (on behalf of The Thomas P. Willey Revocable Trust of 1998) and Robert Trump.

     If this proposal is approved by the shareholders, each issued and outstanding share of Class A Convertible Preferred Stock shall be automatically converted into one share of common stock of the Company immediately upon such approval, and the Subordinated Notes may be converted into common stock in accordance with their terms.

     The Board of Directors recommends a vote "FOR" ratification of the conversion rights contained in the Subordinated Notes and in the Class A Convertible Preferred Stock. An affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote with respect to the proposal is required to approve the ratification of the conversion rights. Abstentions will have the effect of votes against the proposal. Broker non-votes will not have the effect of votes against the proposal.

                           APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has selected Grant Thornton LLP as the Company's independent accountants who will make an examination of the accounts of the Company for the year ending December 31, 2001. A representative of Grant Thornton LLP is expected to be present at the annual meeting to respond to appropriate questions and to make a statement if that representative so desires.

                PROPOSALS BY STOCKHOLDERS -- 2001 ANNUAL MEETING

     All proposals by stockholders intended to be presented at the next annual meeting of stockholders (scheduled to be held in July 2002) must be received by the Company at its office at 777 Third Avenue, New York, New York 10017, no
later than March   , 2002 in order to be included in the Proxy Statement and
form of proxy relating to such meeting. All such proposals must comply with applicable SEC rules and regulations.

                                 OTHER BUSINESS

     Management is not aware of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the meeting, or any adjournment or adjournments thereof, the enclosed proxy confers upon the persons entitled to vote the shares represented by such proxies, discretionary authority to vote the same in respect to any such other business in accordance with their best judgment in the interest of the Company.

     MANAGEMENT UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN OR VERBAL REQUEST BY ANY SUCH STOCKHOLDER BY FIRST CLASS MAIL WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE FILED THEREWITH. WRITTEN REQUEST FOR SUCH REPORT SHOULD BE ADDRESSED TO SHARON BURD, VICE PRESIDENT AND CORPORATE CONTROLLER, FINANCIAL PERFORMANCE CORPORATION, 777 THIRD AVENUE, NEW YORK, NEW YORK 10017. VERBAL REQUESTS SHOULD BE MADE BY TELEPHONE TO SUCH PERSON AT (212) 446-0200.

     Stockholders are urged to vote the enclosed proxy, solicited on behalf of the Board of Directors, or vote by telephone or the via the Internet. Unless a contrary direction is indicated, proxies will be voted for the election as directors of the nominees listed in this Proxy Statement and for the other proposal contained in this Proxy Statement. The proxy does not affect the right to vote in person at the meeting and may be revoked by the stockholder any time prior to its being voted.

                                            By Order of the Board of Directors

                                           JEFFREY S. SILVERMAN
                                                       Chairman

June   , 2001

                                                                         ANNEX A

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                       FINANCIAL PERFORMANCE CORPORATION

     The Board of Directors (the "Board") of Financial Performance Corporation (the "Company") has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

COMPOSITION

     The members of the Committee shall meet the independence and experience requirements of the applicable rules of the Nasdaq Stock Market or other securities exchange on which the Company's equity securities are then listed. The Committee shall be comprised of at least two directors, the members of which shall be appointed by the Board.

PRINCIPAL FUNCTIONS

     The Committee shall assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's internal and external auditors. As such, the Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee's principal audit functions shall include the following:

     - Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     - Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Committee and the Board, as representatives of the Company's stockholders.

     - Approve the fees and other significant compensation to be paid to the independent auditor.

     - Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, which requires that auditors discuss with the Audit Committee any significant relationship that could impair their independence, discuss such reports with the auditor, and if so determined by the Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

     - Evaluate, together with the Board, the performance of the independent auditor and, if so determined by the Committee, recommend that the Board replace the independent auditor (or recommend that the outside auditor be proposed for stockholder approval in any proxy statement).

     - Review the planning of the independent audit and any special audit procedures required.

     - Review the results of the external audit of the Company's financial statements, the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the Company's chief financial officer, and management's responses to those reports.

     - Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

     - Review the Company's annual financial statements prior to filing of its Form 10-K, and discuss with management and the independent auditor any significant issues regarding accounting principles, practices and judgments.

     - Obtain from the independent auditor assurance that Section 10A (Audit Requirements) of the Securities and Exchange Act of 1934 has not been implicated.

     - Review the appointment and replacement of the senior internal audit executive.

     - Review the significant reports to management prepared by the internal auditing department and management's responses.

     - Review, in consultation with the independent auditor and the Company's chief financial officer, the adequacy of the Company's internal financial controls.

     - Approve for recommendation to the Board any material changes and other material questions regarding the appropriate accounting principles and practices to be followed when preparing the Company's financial statements.

     - Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy report.

     - Such other oversight duties and responsibilities as may be assigned to the Committee, from time to time, by the Board and/or Chairman of the Board.

MEETINGS

     The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee, the Chief Executive Officer of the Company or any member of the Committee. In addition, the Committee will make itself available to the independent auditors of the Company as requested by such independent auditors. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company's records. Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

LIMITATION OF RESPONSIBILITIES

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

APPROVAL

     This Charter was approved by the Board on August 9, 2000.

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement"), is entered into as
of August   , 2001, by and between FINANCIAL PERFORMANCE GROUP, a New York corporation ("FPCX New York"), and Financial Performance Corporation, a Delaware corporation ("FPCX Delaware") and wholly owned subsidiary of FPCX New York.

                              W I T N E S S E T H:

     WHEREAS, FPCX New York is a corporation, originally incorporated under the name Performance Services Group, duly organized and existing under the laws of the State of New York having at the date hereof authorized capital stock of 50,000,000 shares of common stock, par value $.01 per share ("New York Common Stock"), and 10,000,000 shares of preferred stock, par value $.01 per share ("New York Preferred Stock") of which 14,788,640 shares of New York Common Stock and no shares of New York Preferred Stock are issued and outstanding; and

     WHEREAS, FPCX Delaware is a corporation duly organized and existing under the laws of the State of Delaware having at the date hereof authorized capital stock of 100,000,000 shares of common stock, par value $.01 per share ("Delaware Common Stock"), and 20,000,000 shares of preferred stock, par value $.01 per share ("Delaware Preferred Stock") of which 1,000 shares of Delaware Common Stock are issued and outstanding and held by FPCX New York and no shares of Delaware Preferred Stock are issued outstanding; and

     WHEREAS, FPCX New York desires to reincorporate into the State of Delaware by merging with and into FPCX Delaware with FPCX Delaware continuing as the surviving corporation in such merger, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Delaware.

     NOW, THEREFORE, in consideration of the premises and mutual agreements, provisions and covenants contained herein, and subject to the terms and conditions hereof, the parties hereto do hereby agree as follows:

     1. Merger of FPCX New York into FPCX Delaware. At the Effective Time (as defined in Section 1.2 hereof), FPCX New York shall merge with and into FPCX Delaware in accordance with the New York Business Corporation Law (the "NYBCL") and the General Corporation Law of the State of Delaware (the "DGCL"). The separate existence of FPCX New York shall thereupon cease and FPCX Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of FPCX New York and FPCX Delaware (together sometimes referred to as the "Constituent Corporations"); and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations, on whatever account, as well as for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they had been of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the DGCL; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of FPCX New York, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as acts, plans, policies, agreements, arrangements, approvals and authorizations of FPCX Delaware and shall be as effective and binding thereon as the same were with respect to FPCX New York. The employees and agents of FPCX New York shall become the employees and agents of FPCX Delaware and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of FPCX New York. The requirements of any plans or agreements of FPCX New York involving the issuance or purchase by FPCX New York of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of FPCX Delaware. The subsidiaries of FPCX New York shall become the subsidiaries of FPCX Delaware.

     2. Effective Time. The Merger shall become effective upon the date the Certificate of Merger is filed by the Surviving Corporation with the Department of State of the State of New York pursuant to Section 907(e)(2) of the NYBCL, or the date a Certificate of Ownership and Merger is filed by the Surviving Corporation with the Secretary of State of the State of Delaware pursuant to
Section 253 of the DGCL, whichever filing occurs last (the "Effective Time").

     3. Effects of the Merger. At the Effective Time, the Merger shall have the effects specified in the NYBCL, the DGCL and this Merger Agreement.

     4. Name Change. At the Effective Time, the name of the Surviving Corporation shall be changed from "Financial Performance Corporation" to "BrandPartners Group, Inc."

     5. Certificate of Incorporation and Bylaws. At the Effective Time, the Certificate of Incorporation and Bylaws of FPCX Delaware as in effect immediately prior to the Effective Time shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation, except that the Certificate of Incorporation of the Surviving Corporation shall be amended to reflect the name change described in Section 4 above.

     6. Directors and Officers. At the Effective Time, the directors and officers of FPCX New York in office at the Effective Time shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, incompetency or removal; provided, however, that, in accordance with the Certificate of Incorporation of FPCX Delaware, the Board of Directors of FPCX Delaware shall be divided into three classes, denominated Class I, Class II and Class III, each with a term expiring at the annual meeting of stockholders of FPCX Delaware in the indicated year, as follows:

   CLASS I DIRECTORS     CLASS II DIRECTORS   CLASS III DIRECTORS
  (TERM EXPIRING 2002)  (TERM EXPIRING 2003)  (TERM EXPIRING 2004)
  --------------------  --------------------  --------------------

      Richard Levy      J. William Grimes     Jonathan Foster
      Ronald Nash       William Lilley III    Nathan Gantcher
                                              Jeffrey S. Silverman
                                              Edward T. Stolarski

     7. Conversion.

     (a) Shares. At the Effective Time, each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock, and each share of New York Preferred Stock issued and outstanding immediately prior to the Effective Time, if any, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Preferred Stock.

     (b) Options, Rights and Warrants. At the Effective Time, options, rights and warrants to acquire shares of New York Common Stock outstanding immediately prior to the Effective Time shall be automatically converted into options, rights and warrants to acquire an equal number of shares of Delaware Common Stock at the same price and upon the same terms and subject to the same conditions as in effect at the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of exercise of options under any stock option or similar plans as is equal to the shares of New York Common Stock so reserved as of the Effective Time. FPCX Delaware hereby assumes the outstanding and unexercised portion of such options, rights and warrants and the obligations of FPCX New York to issue shares upon exercise thereof.

     8. Cancellation. At the Effective Time, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by FPCX New York shall be canceled without any consideration being issued or paid therefor.

     9. Exchange of Certificates. At any time on or after the Effective Time of the Merger, the holders of New York Common Stock will be entitled, upon surrender of such certificates to the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the same number of shares of Delaware Common Stock. If any certificate representing shares of Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

     10. Conditions. Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) Approval. This Merger Agreement and the Merger shall have been adopted and approved by FPCX New York in the manner provided in Section 905 of the NYBCL and by FPCX Delaware in the manner provided in Section 253 of the DGCL; and

     (b) Third Party Consents. The parties shall have received all required consents to and approvals of the Merger.

     11. Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time with the mutual consent of the Board of Directors of FPCX New York and the Board of Directors of FPCX Delaware to the full extent permitted under applicable law.

     12. Abandonment; Postponement. At any time prior to the Effective Time this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of FPCX New York or FPCX Delaware or both, or the consummation of the Merger may be postponed for a reasonable period of time, without any action of the stockholders of FPCX New York or FPCX Delaware, notwithstanding the approval of this Merger Agreement by the stockholders or Boards of Directors of either FPCX New York or FPCX Delaware.

     13. Further Assurances. If at any time after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of FPCX New York, FPCX New York and its directors and officers at the Effective Time shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of FPCX New York or otherwise to take any and all such action.

     14. Counterparts. This Merger Agreement may be executed in any number of counterparts, all of which shall be considered to be an original instrument.

     15. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.

                                          FINANCIAL PERFORMANCE CORPORATION,
                                            a New York corporation

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          FINANCIAL PERFORMANCE CORPORATION,
                                            a Delaware corporation

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       Of
                       FINANCIAL PERFORMANCE CORPORATION

                                   ARTICLE I

                                      NAME

     The name of the corporation (the "Corporation") is: "Financial Performance Corporation."

                                   ARTICLE II

                                REGISTERED AGENT

     The address of the Corporation's registered office in the State of Delaware is 9 East Loockerman Street, in the City of Dover, County of Kent 19901. The name of its registered agent at such address is National Registered Agents, Inc.

                                  ARTICLE III

                                    PURPOSE

     The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the "DGCL").

                                   ARTICLE IV

                                 CAPITAL STOCK

     SECTION 1. Authorized Stock. The Corporation shall be authorized to issue 120,000,000 shares of capital stock, of which 100,000,000 shares shall be shares of Common Stock, $.01 par value ("Common Stock"), and 20,000,000 shares shall be shares of Preferred Stock, $.01 par value ("Preferred Stock").

     SECTION 2. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The board of directors of the Corporation (the "Board of Directors") is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the DGCL (a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

        (a) the designation of the series, which may be by distinguishing number, letter or title;

        (b) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

        (c) whether dividends, if any, shall be cumulative or noncumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

        (d) the rate of any dividends (or method of determining such dividends) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates or the method for determining the date or dates upon which such dividends shall be payable;

        (e) the price or prices (or method of determining such price or prices) at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events, if any;

        (f) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

        (g) the amount payable out of the assets of the Corporation to the holders of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

        (h) provisions, if any, for the conversion or exchange of the shares of such series, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock, or any other security, of the Corporation, or any other corporation or other entity, and the price or prices or rate or rates of conversion or exchange and any adjustments applicable thereto, and all other terms and conditions upon which such conversion or exchange may be made;

        (i) restrictions on the issuance of shares of the same series or of any other class or series, if any; and

        (j) the voting rights, if any, of the holders of shares of the series.

     SECTION 3. Common Stock; Voting; Registered Owner. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. The holders of shares of Common Stock shall be entitled to one vote for each such share upon all proposals presented to the stockholders on which the holders of Common Stock are entitled to vote. Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

     The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

     SECTION 4. Options, Warrants and Other Rights. The Board of Directors is authorized to create and issue options, warrants and other rights from time to time entitling the holders thereof to purchase securities or other property of the Corporation or any other entity, including any class or series of stock of the Corporation or any other entity and whether or not in connection with the issuance or sale of any securities or other property of the Corporation, for such consideration (if any), at such times and upon such other terms and conditions as may be determined or authorized by the Board of Directors and set forth in one or more agreements or instruments. Among other things and without limitation, such terms and conditions may provide for the following:

        (a) adjusting the number or exercise price of such options, warrants or other rights or the amount or nature of the securities or other property receivable upon exercise thereof in the event of a subdivision or combination of any securities, or a recapitalization, of the Corporation, the acquisition by any person of beneficial ownership of securities representing more than a designated percentage of the voting power of any outstanding series, class or classes of securities, a change in ownership of the Corporation's securities or a merger, statutory share exchange, consolidation, reorganization, sale of assets or other occurrence relating to the Corporation or any of its securities, and restricting the ability of the Corporation to enter into an agreement with respect to any such transaction absent an assumption by another party or parties thereto of the obligations of the Corporation under such options, warrants or other rights;

        (b) restricting, precluding or limiting the exercise, transfer or receipt of such options, warrants or other rights by any person that becomes the beneficial owner of a designated percentage of the voting power of any outstanding series, class or classes of securities of the Corporation or any direct or indirect transferee of such a person, or invalidating or voiding such options, warrants or other rights held by any such person or transferee; and

        (c) permitting the Board of Directors (or certain directors specified or qualified by the terms of the governing instruments of such options, warrants or other rights) to redeem, terminate or exchange such options, warrants or other rights.

This paragraph shall not be construed in any way to limit the power of the Board of Directors to create and issue options, warrants or other rights.

                                   ARTICLE V

                                  STOCKHOLDERS

     SECTION 1. Stockholder Action. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of that action by written consent have expressly been approved in advance by the Board of Directors of the Corporation.

     SECTION 2. Business Combinations with Interested Stockholders. The Corporation hereby elects not to be governed by Section 203 of the DGCL.

                                   ARTICLE VI

                               BOARD OF DIRECTORS

     SECTION 1. Number, Election and Terms. Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the directors of the Corporation shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the entire Board of Directors, but shall not be less than three nor more than eleven. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes denominated Class I, Class II and Class III, Class I directors to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2002, Class II directors to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2003, and Class III directors to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2004, with each class to hold office until its successor is duly elected and qualified. At each succeeding annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor shall have been duly elected and qualified.

     SECTION 2. Newly Created Directorships and Vacancies. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     SECTION 3. Removal. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office only for cause and only by either (i) the affirmative vote of the holders of at least 80% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors (the "Voting Stock") then outstanding, voting together as a single class or (ii) a resolution adopted by a majority of the entire Board of Directors and approved by the affirmative vote of the holders of at least a majority of the Voting Stock then outstanding, voting together as a single class.

                                  ARTICLE VII

                              AMENDMENT OF BY-LAWS

     A majority of the entire Board of Directors of the Corporation has the power to adopt, amend or repeal by-laws of the Corporation, subject to the power of the stockholders of the Corporation to adopt by-laws and to amend or repeal by-laws adopted by the Board of Directors; provided, however, that any proposed alteration or repeal of, or the adoption of any By-Law inconsistent with, Sections 3, 9 or 10 of Article I or Sections 1, 6, 7 or 12 of Article II, or
Article VII, of the By-Laws by the stockholders shall require the affirmative vote of the holders of at least 80% of the Voting Stock then outstanding, voting together as a single class; and provided, further, however, that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new By-Law or By-Laws must be contained in the notice of such special meeting.

                                  ARTICLE VIII

                   AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and, except as set forth in Article IX, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Voting Stock then outstanding, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal Article V, VI, VII or this Article VIII.

                                   ARTICLE IX

                       LIMITED LIABILITY; INDEMNIFICATION

     SECTION 1. Limited Liability of Directors. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended.

     SECTION 2. Indemnification and Insurance.  (a) Right to
Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974, as in effect from time to time, or otherwise) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section shall be a contract right and shall include the right to have the Corporation pay the expenses incurred in defending any such Proceeding in advance of its final disposition; any advance payments to be paid by the Corporation within 20 calendar days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that, if and to the extent the DGCL requires, the payment of such expenses incurred by a director or officer in such person's capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a Proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to have the Corporation pay the expenses incurred in defending any Proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within 30 calendar days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of this Article shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

     (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the corporation has a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against such persons and incurred by such persons in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

     (e) Severability. If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this
Article IX (including, without limitation, each portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article IX (including, without limitation, each such portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     IN WITNESS WHEREOF, I have made, subscribed and acknowledged this
certificate this             day of July, 2001.

                                          --------------------------------------
                                                       Incorporator

STATE OF NEW YORK     )
                      )     ss.:
COUNTY OF NEW YORK    )

     On the        day of July, 2001, before me personally came
               to me known and known to me to be the individual described in and who executed the foregoing instrument and duly acknowledged to me that she executed the same.

                                          --------------------------------------
                                                      Notary Public

                                                                       EXHIBIT C

                                    BY-LAWS

                                      -OF-

                       FINANCIAL PERFORMANCE CORPORATION

                             A DELAWARE CORPORATION

                                   ARTICLE I

                                  STOCKHOLDERS

     SECTION 1. Annual Meetings. The annual meeting of the stockholders shall be held at the principal office of the Corporation or at such other place at such time as may be fixed by resolution of the Board of Directors. If the date so designated falls on a legal holiday, then the meeting shall be held upon the first secular day thereafter.

     SECTION 2. Notice of Meeting. It shall be the duty of the Secretary to cause notice of each annual meeting to be mailed to each stockholder entitled to vote thereat or served personally upon him at least ten days prior to the date of the meeting but not more than sixty days prior thereto.

     SECTION 3. Special Meetings. Special meetings of the stockholders may be held at the principal office of the Corporation or at such other place as may be designated by the Board of Directors whenever called in writing by the Chairman or the President of the Corporation or by vote by a majority of the Board of Directors. Such request shall state the purpose or purposes of the meeting, and notice thereof shall be given as required by the next succeeding section.

     SECTION 4. Notice of Special Meetings. Notice of each special meeting, indicating briefly the purpose or purposes thereof, shall be served personally or mailed to each stockholder entitled to vote thereat at least ten days prior to the date of meeting but not earlier than sixty days prior thereto.

     SECTION 5. Quorum. The presence, in person or by proxy, of the holders of the majority of the outstanding stock entitled to vote shall be necessary to constitute a quorum for the transaction of business at any annual or special meeting of stockholders.

     SECTION 6. Adjournment of Meeting. If the holders of the amount of stock necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed by notice as above provided, for a special meeting, a majority in interest of the stockholders present in person or by proxy may adjourn, from time to time, without notice other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall attend, any business may be transacted at the meeting as originally notified.

     SECTION 7. Voting. At all meetings of the stockholders, each holder of record of common stock shall be entitled to cast one vote, in person or by proxy, for each share of stock having voting power standing in the name of such stockholder on the books of the Corporation on the record date which shall be fixed by the Board of Directors, but which shall be not less than ten days, nor more than sixty days prior to the date of the meeting. Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of preferred stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Proxies shall be in writing. All proxies shall be filed with the Secretary at the meeting or any adjournment or adjournments thereof, as the Board of Directors may determine.

     SECTION 8. Inspectors of Election. At each election of directors the polls shall be opened and closed, the proxies and ballots shall be received and be taken in charge, and all questions touching the qualifications of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by two inspectors, who shall be appointed by the presiding officer at the meeting.

     SECTION 9. Introduction of Business at a Meeting of Stockholders. At an annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such meeting. To be properly brought before a meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c), in the case of an annual meeting, otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 75 days nor more than 90 days prior to the date of the meeting; provided, however, that if less than 75 days' notice or prior public disclosure (inclusion in any press release issued by the Corporation in accordance with its usual procedures, whether or not carried by any wire service, or inclusion in any document filed with the United States Securities and Exchange Commission, or inclusion in any mailing to the Corporation's stockholders being deemed to constitute prior public disclosure) of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (1) the day on which such notice of the date of the meeting was mailed or (2) the day on which such public disclosure was made. Notwithstanding the aforesaid, the Board of Directors may by notice to stockholders given not less than twelve months prior to the meeting date indicated by the Board of Directors the latest date for stockholders to give notice as aforesaid to the Secretary in order that timely notice can then be given to the stockholders in the notice of such meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before a meeting of stockholders (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder's notice, and (d) any material interest of the stockholder in such proposal.

     Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 10. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the procedures prescribed by the By-Laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     SECTION 10. No Action by Written Consent. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of that action by written consent have expressly been approved in advance by the Board of Directors of the Corporation.

                                   ARTICLE II

                                   DIRECTORS

     SECTION 1. Number and Classification. Subject to the rights of holders of preferred stock having a preference over the common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, if any, the number of the directors of the Corporation shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the entire Board of Directors, but shall not be less than three nor more than eleven. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes denominated Class I, Class II and Class III, Class I directors to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2002, Class II directors to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2003, and Class III directors to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2004, with each class to hold office until its successor is duly elected and qualified. At each succeeding annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor shall have been duly elected and qualified.

     SECTION 2. Term of Office. The term of office of each of the directors shall be three years, except that the initial terms of the directors commencing in 2001 shall be such as shall be designated by the Board of Directors in accordance with the Certificate of Incorporation and the Agreement of Plan and Merger, by and between Financial Performance Corporation, a New York corporation, and Financial Performance Corporation, a Delaware corporation,
filed with the Delaware Secretary of State on August   , 2001. Directors shall
serve until a successor be elected and qualified.

     SECTION 3. Duties of Directors. The Board of Directors shall have the control and general management of the affairs and business of the Corporation, and they may adopt such rules and regulations for the conduct of their meetings, and management of the Corporation as they may deem proper not inconsistent with these By-Laws. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

     SECTION 4. Directors' Meetings. The annual meeting of the Board of Directors shall be held without further notice immediately following the annual meeting of stockholders, and at the same place, unless otherwise determined by the Board of Directors. Regular Meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman on at least four hours prior notice to each director, if by personal delivery, telephone, telegram or telex, or on at least three days' notice to each director, if by mail. Special meetings must be called by the Chairman upon the written request of a majority of the directors.

     A majority of the acting directors shall constitute a quorum for the transaction of business, but in the event of a quorum not being present, a less number may adjourn the meeting to some future time not more than twenty (20) days later.

     SECTION 5. Voting. At all Corporation meetings of the Board of Directors each director is to have one vote irrespective of the number of shares of stock that he or she may hold.

     SECTION 6. Vacancies. All vacancies occurring in the Board of Directors, whether caused by death, resignation or otherwise, shall be filled by the Board of Directors and the person so chosen shall hold office for the unexpired term of his predecessor and until a successor is elected and qualified.

     SECTION 7. Removal of Directors. Subject to the rights of any class or series of stock having a preference over the common stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office only for cause and only by either (i) the affirmative vote of the holders of at least 80% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors (the "Voting Stock") then outstanding, voting together as a single class, or (ii) a resolution adopted by a majority of the entire Board of Directors and approved by the affirmative vote of the holders of at least a majority of the Voting Stock then outstanding, voting together as a single class.

     SECTION 8. Stock of Other Corporations. If the Corporation shall own and hold any voting stock of any other corporation, one or more directors or executive officers or agents of this Corporation may be chosen directors of such other corporation, whether he or they be stockholders in such other corporation or not.

     SECTION 9. Telephone Meetings. Except as otherwise provided for in these By-Laws or by any provision of the Certificate of Incorporation, any one or more members of the Board of Directors or any committee thereof may participate in the meeting of such board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

     SECTION 10. Action by Written Consent of Board. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     SECTION 11. Executive and Other Committees. (a) The Board of Directors may designate an Executive Committee to exercise, subject to applicable provisions of law, all the powers of the Board in the management of the business and affairs of the Corporation when the Board is not in session, including without limitation the power to declare dividends, to authorize the issuance of the Corporation's capital stock and to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware, and may designate one or more other committees. The Executive Committee and each such other committee shall consist of one or more directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, other than the Executive Committee (the powers of which are expressly provided for herein), may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep written minutes of its proceedings and shall report such proceedings to the Board.

     (b) A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Article II, Section 4 of these By-Laws. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

     SECTION 12. Nominations of Directors. Only persons nominated in accordance with the procedures set forth in this Section 12 shall be eligible for election as directors at annual meetings of stockholders. Nominations of persons for election to the Board of Directors of the Corporation may be made at annual meetings of stockholders by or at the direction of the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at such annual meeting who complies with the notice procedures set forth in this Section 12. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the date of an annual meeting; provided, however, that if less than 40 days' notice or prior public disclosure of the date of such annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (1) the day on which such notice of the date of such annual meeting was mailed or (2) the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such stockholder's notice, and (iv) any other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or would otherwise be required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), whether or not such information is required pursuant to Regulation 14A; and (b) as to the stockholder giving the notice (I) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder's notice.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 12. The Chairman of an annual meeting of stockholders shall, if the facts warrant, determine and declare to such annual meeting that a nomination was not made in accordance with the procedures prescribed by the By-Laws, and if he should so determine, he shall so declare to such annual meeting and the defective nomination shall be disregarded.

                                  ARTICLE III

                                    OFFICERS

     SECTION 1. Elected Officers. The officers of the Corporation shall be a Chairman of the Board of Directors, a President, one or more Executive Vice-Presidents, one or more Senior Vice-Presidents, one or more Vice-Presidents, a Secretary, a Treasurer, an Assistant Secretary and Assistant Treasurer, if and when determined by the Board of Directors, and one or more Assistant Vice Presidents, if and when determined by the Board of Directors, none of whom need be directors, except the Chairman. Any person may hold more than one office in the Corporation. Officers shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article III. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

     SECTION 2. Election of Officers. The officers of the Corporation shall be chosen annually by the Board of Directors immediately after the election of new directors, and shall hold office until their successors are duly chosen and qualified. The Board or any committee thereof may from time to time elect, or the Chairman of the Board or President may appoint, such other officers (including one or more Executive Vice-Presidents, Senior Vice-Presidents, Vice-Presidents, Assistant Secretaries and Assistant Treasurers), as may be necessary or desirable for the conduct of the business of the Corporation.

     SECTION 3. Removal of Officers. Any officer may be removed and his successor elected at any regular or special meeting by a majority in number of the Board of Directors.

     SECTION 4. The Chairman of the Board; Chief Executive Officer. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors and shall be the Chief Executive Officer of the Corporation. The Chairman of the Board shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to such person's office which may be required by law and all such other duties as are properly required of him by the Board of Directors. He shall make reports to the Board of Directors and the stockholders, and shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect. The Chairman of the Board may also serve as President, if so elected by the Board. The Directors also may elect a Vice-Chairman to act in the place of the Chairman upon his or her absence or inability to act.

     SECTION 5. The President. The President shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Corporation's business and general supervision of its policies and affairs. The President, if he or she is also a Director, shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors.

     SECTION 6. Vice-Presidents. Each Senior Vice-President and Executive-Vice President and any Vice-President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Directors.

     SECTION 7. The Secretary; Assistant Secretary. The Secretary shall (a) keep the minutes of the meeting of the Board of Directors and of the stockholders; (b) unless the Corporation shall have a transfer agent for that purpose he shall keep the stock and transfer books in such manner as to show at any time the amount of capital stock, the manner and time that same was paid in, the names of the owners thereof, and their post-office addresses, the number of shares owned by each, and keep such stock and transfer books open daily during the usual hours of business at the office of the Corporation, subject to the inspection thereof as prescribed by law; (c) may sign certificates of stock countersigned by another officer; (d) perform all other duties incident to the office of Secretary, or as are properly required of him by the Board of Directors. The Assistant Secretary shall perform the duties of the Secretary in the absence or incapacity of the Secretary.

     SECTION 8. The Treasurer; Assistant Treasurer. The Treasurer shall (a) have the care and custody of and be responsible for the funds of the Corporation, and deposit the same in the name of the Corporation in such bank and banks as the directors may designate; (b) keep the books and records of the receipts and disbursements of the Corporation; (c) generally perform all the duties incident to the office of Treasurer, or as are properly required of him by the Board of Directors. The Assistant Treasurer shall perform the duties of the Treasurer in the absence or incapacity of the Treasurer.

     SECTION 9. The Assistant Vice-President. The Assistant Vice-President shall perform such duties assigned to him by the Chairman of the Board of Directors, the President and the Vice-President of the Corporation.

     SECTION 10. Vacancies. Vacancies in any office arising from any cause shall be filed by the Board of Directors at any regular or special meeting.

     SECTION 11. Compensation of Officers. The Officers shall receive such salary or compensation as may be determined by the Board of Directors.

                                   ARTICLE IV

                                      SEAL

     SECTION 1. The seal of the corporation shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal -- Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or reproduced or otherwise.

                                   ARTICLE V

                  CHECKS, CONTRACTS AND NEGOTIABLE INSTRUMENTS

     SECTION 1. All checks, notes, drafts, obligations, acceptances or orders for the payment of money or other negotiable instruments, and endorsements thereof, and all contracts and agreements of any kind and description, in order to be valid and binding upon the corporation, shall be signed by the President, Executive Vice-President, Senior Vice-President, Vice-President, Secretary, Assistant Secretary or Treasurer; or by such officer or officers or person or persons as the Board of Directors may from time to time by resolution designate or appoint for such purpose or purposes.

                                   ARTICLE VI

                                 CAPITAL STOCK

     SECTION 1. Certificates of Shares. The certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be prepared or be approved by the Board of Directors. The certificates shall be signed by the Chairman, the President or an Executive Vice-President, Senior Vice-President or a Vice-President and also by the Treasurer or an Assistant Treasurer or by the Secretary or an Assistant Secretary.

     All certificates shall be consecutively numbered. The name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the Corporation's books.

     All certificates surrendered to the Corporation shall be cancelled and no new certificate shall be issued until the former certificate for the same number of share shall have been surrendered and cancelled.

     SECTION 2. Transfer of Shares. Shares in the capital stock of the Corporation shall be transferred only on the books of the Corporation by the holder thereof in person, or by his attorney upon surrender and cancellation of certificates for a like number of shares.

     SECTION 3. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as respectively, they shall deem expedient, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

     SECTION 4. Transfer Agent. Registrar. The Board of Directors may appoint a transfer agent and a registrar and may require all stock certificates to bear the signature of such transfer agent or registrar of transfers or the signature of both.

     SECTION 5. Closing of Transfer Books. The stock transfer books may be closed for meetings of the stockholders during such period, not exceeding forty-five days, as from time to time may be fixed by the Board of Directors, and during such periods no stock shall be transferable, but the Board of Directors without closing the books of the Corporation may, however, fix a day not more than forty-five days prior to the date of holding any meeting of stockholders as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice of or to vote at such meeting. The stock transfer books may also be closed for payment of dividends during such periods, not exceeding forty-five days, as from time to time may be fixed by the Board of Directors, but the Board of Directors without closing the books of the Corporation may declare dividends payable only to the holders of record at the close of business on any business day not more than forty-five days prior to the date on which the dividend is paid.

                                  ARTICLE VII

                                   AMENDMENTS

     SECTION 1. All By-Laws of the Corporation may be altered, amended, repealed, and new By-Laws may be made by (i) the affirmative vote of a majority of the entire Board of Directors, subject to the power of the stockholders of the Corporation to adopt by-laws and to amend or repeal by-laws adopted by the Board of Directors, in the manner set forth below, or (ii) by the affirmative vote of the holders of a majority of the issued and outstanding Voting Stock, at an annual meeting or at a special meeting called for that purpose; provided, however, that any proposed amendment or repeal of, of the adoption of any By-Law inconsistent with, Sections 3, 9 or 10 of Article I, Sections 1, 6, 7, or 12 of
Article II, or this Article VII, by the stockholders shall require the affirmative vote of the holders of at least 80% of the Voting Stock then outstanding, voting together as a single class. Only such changes as have been specified in the notice shall be made. If, however, all the stockholders shall be present at any regular or special meeting, these By-Laws may be amended by a unanimous vote, without any previous notice.

                                  ARTICLE VIII

                                INDEMNIFICATION

     SECTION 1. Indemnification and Insurance. (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation

Law of the State of Delaware ("DGCL"), as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974, as in effect from time to time, or otherwise) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section shall be a contract right and shall include the right to have the Corporation pay the expenses incurred in defending any such Proceeding in advance of its final disposition; any advance payments to be paid by the Corporation within 20 calendar days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that, if and to the extent the DGCL requires, the payment of such expenses incurred by a director or officer in such person's capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a Proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to have the Corporation pay the expenses incurred in defending any Proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within 30 calendar days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     SECTION 2. Contracts and Funding. The Corporation may enter into contracts with any director, officer, employee or agent of the Corporation in furtherance of the provisions of this Article VIII and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article VIII.

     SECTION 3. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the corporation has a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against such persons and incurred by such persons in any such capacity, or arising out of such person's status as such, whether or not the

Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

     SECTION 4. Indemnification Not Exclusive Right. The right of indemnification and advancement of expenses provided in this Article VIII shall not be exclusive of any other rights to which a person seeking indemnification may otherwise be entitled, under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. The provisions of this Article VIII shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this
Article VIII and shall be applicable to Proceedings commenced or continuing after the adoption of this Article VIII, whether arising from acts or omissions occurring before or after such adoption.

     SECTION 5. Advancement of Expenses; Procedures. In furtherance, but not in limitation, of the foregoing provisions, the following procedures and remedies shall apply with respect to advancement of expenses and the right to indemnification under this Article VIII;

        (a) Advancement of Expenses. All reasonable expenses incurred by or on behalf of a person indemnified in connection with any Proceeding (an "Indemnitee") shall be advanced to the Indemnitee by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the expenses incurred by the Indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if it should ultimately be determined that the Indemnitee is not entitled to be indemnified against such expenses.

        (b) Written Request for Indemnification. To obtain indemnification under this Article VIII, an Indemnitee shall submit to the Secretary of the Corporation a written request, including such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the Indemnitee's entitlement to indemnification shall be made within a reasonable time after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

        (c) Procedure for Determination. The Indemnitee's entitlement to indemnification under this Article VIII shall be determined (I) by the Board of Directors by a majority vote of a quorum (as defined in Article II of these By-Laws) consisting of directors who were not parties to such action, suit or Proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, but only if a majority of the disinterested directors, if they constitute a quorum of the Board of Directors, presents the issue of entitlement to indemnification to the stockholders for their determination.

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
                                                                      Appendix A

                        FINANCIAL PERFORMANCE CORPORATION

                           INCENTIVE COMPENSATION PLAN

Section 1.    Purpose

         The purpose of this Plan is to recognize and reward key employees of the Company for the attainment of established performance goals reflecting both annual and long-term results which further the success of the Company.

Section 2.    Definitions

         For Plan purposes, the following terms shall have the following respective meanings:

         (a) "Award" means a payment or payment opportunity granted to a Participant pursuant to Section 5 of the Plan.

         (b) "Board" means the Board of Directors of Financial Performance Corporation.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Committee" means a committee designated by the Board and comprised of two or more non-employee members of the Board, each of whom is an "outside director" within the meaning of Section 162(m) of the Code.

         (e) "Company" means Financial Performance Corporation, including any subsidiary and division, and any other entity in which the Company has a significant equity interest, as determined by the Committee.

         (f) "Earnings Before Income Taxes" means the amount reported as such in the Company's annual report to shareholders, or comparable amount for a subsidiary or division, for the applicable period.

         (g) "Net Earnings" means the amount reported as such in the Company's annual report to shareholders, but before extraordinary items and the cumulative effect of accounting changes, for the applicable period, or comparable amount for a subsidiary or division, for the applicable period.

         (h) "Operating Profit" means the amount reported as income from operations in the Company's annual report to shareholders, or comparable amount for a subsidiary or division, for the applicable period.

         (i) "Participant" means an employee of the Company designated by the Committee to receive an Award.

         (j) "Performance Period" means either, as designated by the Committee, a single fiscal year of the Company, or three successive fiscal years of the Company, or such other period designated by the Committee.

         (k) "Plan" means the Incentive Compensation Plan as set forth herein and as may be amended from time to time pursuant to Section 14.

         (l) "Return on Equity" means the quotient resulting from dividing Net Earnings, by average shareholders' equity as reported in the Company's annual report to shareholders, for the applicable period.

Section 3.    Administration

         (a) The Committee shall have full power and authority to construe, interpret and administer the Plan and to make rules and regulations subject to the provisions of the Plan. All decisions, actions, determinations and interpretations of the Committee shall be made in its sole discretion and shall be final, conclusive and binding on all parties.

         (b) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him, or on his behalf, in his capacity as a member of the Committee or for any mistake of judgment made in good faith. To the extent permitted by law, the Company shall indemnify and hold harmless each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration of the Plan has been delegated, against any cost or expense (including counsel and related fees) or liability (including any sum paid in settlement of a claim with approval of the Committee) arising out of any act or omission in connection with the Plan unless arising out of such person's own fraud, gross negligence, willful misconduct or bad faith.

Section 4.    Eligibility for Participation

         The Committee shall select Participants from among officers and other key employees of the Company. No member of the Committee or other non-employee member of the Board shall participate in the Plan.

Section 5.    Determination and Payments of Award

         (a) For each Performance Period, the Committee shall, in its discretion, establish target award levels and respective performance measures which need to be attained in order for the Participant to earn the applicable Award(s). The performance measures used shall be Earnings Before Income Taxes, Net Earnings and Return on Equity, either solely or in combination, as established in the discretion of the Committee. The Committee shall have the right to reduce or eliminate Awards otherwise payable under the Plan.

         (b) Following the conclusion of the applicable Performance Period, if the performance measures have been attained, the Committee shall authorize the payment of Awards to Participants at the levels previously established by the Committee. However, an Award payment to any one Participant for Performance Period shall not exceed twenty- five percent (25%) of Operating Profit for the applicable period. The Committee shall have the right to reduce or eliminate Awards otherwise payable under the Plan.

         (c) The Committee may in its discretion determine to pay all or part of an Award to a person (or his or her beneficiary or estate) who has terminated employment with the Company prior to the end of a Performance Period if the applicable performance measures for the Award have been attained.

         (d) Awards may be paid in cash, shares of Common Stock or a combination and payments may be deferred pursuant to Section 7, all as determined by the Committee.

Section 6.    Withholding Tax

         The Company shall deduct from any payments under the Plan a sufficient amount to cover withholding of any federal, state or local taxes required by law.

Section 7.    Payment Deferrals

         The Committee may require or permit Participants to elect to defer the payment of Awards under such rules and procedures as it may establish under the Plan, including providing for the payment or crediting of interest on the deferred amounts or the payment or crediting of dividend equivalents if deferred amounts are denominated in Common Stock equivalents.

Section 8.    Transferability and Exercisability

         Awards and rights to deferred payments granted under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution.

Section 9.    Other Benefit and Compensation Programs

         Unless otherwise specifically determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant's compensation for purposes of calculating payments or benefits under any Company benefit plan, severance program or severance pay law of any country, or benefits that may be provided pursuant to a contractual obligation of the Company. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

Section 10.   Unfunded Plan

         Unless otherwise determined by the Committee, the Plan, and any deferred amounts under Section 7 hereof, shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

Section 11.   Future Rights

         No person shall have any claim or rights to be granted an Award under the Plan. No Participant shall have any right due to participation in the Plan to be retained in the employ of the Company. Likewise, participation in the Plan will not in any way affect the Company's right to terminate the employment of the Participant at any time with or without cause. Participation in the Plan with respect to any Performance Period shall not affect the Committee's right to include or exclude any person for participation with respect to any other Performance Period.

Section 12.   Governing Law

         The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable federal law.

Section 13.   Amendment or Termination

         The Board may from time to time amend or terminate the Plan, provided that shareholder approval shall be required for any amendment that increases the maximum amount payable to a Participant for a Performance Period from that specified in Section 5(b).

Section 14.   Effective Date

         The Plan shall become effective upon its approval by the shareholders of the Company. Such approval shall constitute the effectiveness of Awards granted by the Committee prior to such approval for purposes of qualifying such Awards for the performance-based exemption provided under section 162(m) of the Code.

                                                                      Appendix B


                        FINANCIAL PERFORMANCE CORPORATION

                            2001 STOCK INCENTIVE PLAN

SECTION 1.    PURPOSES

              The purpose of the Financial Performance Corporation 2001 Stock Incentive Plan (the "Plan") are (i) to enable Financial Performance Corporation (the "Company") and its Related Companies (as defined below) to attract, retain and reward employees and strengthen the existing mutuality of interests between such employees and the Company's shareholders by offering such employees an equity interest in the Company, (ii) to enable the Company to offer incentives to employees of entities which are acquired or established by the Company from time to time as incentives and inducements for employment, and (iii) to enable the Company to pay part of the compensation of its Outside Directors (as defined in Section 5.2) in options to purchase the Company's common stock ("Stock"), thereby increasing such directors' proprietary interests in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

SECTION 2.    TYPES OF AWARDS

              2.1 Awards under the Plan to employees may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Limited Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Bonus Stock; (vii) Loans; and/or (viii) Tax Offset Payments.

              2.2 An eligible employee may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem, the employee may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

              2.3 Outside Directors may receive only Stock Options and related Limited Stock Appreciation Rights and Tax Offset Payments.

SECTION 3.    ADMINISTRATION

              3.1 The Plan shall be administered (i) by the Committee (as defined below) in the case of awards to employees, and (ii) by the Company's Board of Directors (the "Board") in the case of awards to Outside Directors. The Committee shall be the Compensation Committee of the Board or such other committee of directors as the Board shall designate, which shall consist of not less than two directors.

              3.2 The Committee shall have the following authority with respect to awards under the Plan other than awards to Outside Directors: to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, except with respect to awards to Outside Directors, the Committee shall have the authority:

              (a) to determine whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

              (b) to select the employees to whom awards will be granted;

              (c) to determine the number of shares of Stock to be covered by each award granted hereunder subject to the limitations contained herein;

              (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such performance objectives (the "Performance Objectives") and such other factors as the Committee may establish, and to determine whether the Performance Objectives and other terms and conditions of the award are satisfied;

              (e) to determine the treatment of awards upon an employee's retirement, disability, death, termination for cause or other termination of employment;

              (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value of the Stock on a given date shall be the mean between the highest and lowest quoted selling price, regular way, of the Stock on the NASDAQ SmallCap Market (or the principal market or exchange upon which the Stock is traded or listed) on such date, or if no such sale of Stock occurs on such date, the weighted average of the high and low prices on the nearest trading date before such date;

              (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the employee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the employee, or (iv) that the employee has no rights with respect to such dividends;

              (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an employee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

              (i) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the employee shall be required to offer to the Company any shares that the employee wishes to sell, subject to such terms and conditions as the Committee may specify;

              (j) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent; and

              (k) to substitute new awards with more favorable terms and conditions for previously granted awards under the Plan, or for stock options or awards granted under other plans or agreements.

              3.3 The Committee shall have the right to designate awards as "Performance Awards." Awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and which the Committee may use either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

              The Performance Objectives for a particular Performance Award relative to a particular period shall be established by the Committee in writing no later than 90 days after the beginning of such period. The Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Committee shall have discretion to modify the Performance Objectives or vesting conditions of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to quality as "performance-based compensation" within the meaning of Section 162(m) of the Code.

              3.4 With respect to awards to Outside Directors, the Board shall have authority to grant and amend awards subject to the limitations of Sections 2.3, 6 and 7.2; to interpret the Plan and grants to Outside Directors pursuant to the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan. Subject to any express limitations set forth in the Plan, the Board shall have the same powers with respect to awards to Outside Directors as are set forth for the Committee with respect to awards to employees.

              3.5 All determinations made by the Committee or the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

              3.6 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Securities Exchange Act of 1934 or Performance Awards. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

SECTION 4.    STOCK SUBJECT TO PLAN

              4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 5,000,000 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against this share limit.

              4.2 To the extent a Stock Option terminates without having been exercised, or an award terminates without the employee having received stock in payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. If the exercise price of an option is paid in Stock or if shares of Stock are withheld from payment of an award to satisfy tax obligations with respect to such award, such shares will also not count against the Plan limits and shall again be available for distribution in connection with future awards under the Plan.

              4.3 No recipient shall be granted Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Bonus Stock, or any combination of the foregoing with respect to more than 1,500,000 shares of Stock in any fiscal year of the Company (subject to adjustment as provided in Section 4.4). No employee shall be granted Tax Offset Payments with respect to more than the number of shares of Stock covered by awards held by such employee.

              4.4 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee or the Board in its sole discretion, shall be made in the aggregate number and kind of shares or other property reserved for issuance under the Plan, the number and kind of shares or other property as to which awards may be granted to any individual in any fiscal year, the number and kind of shares or other property subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In addition, upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Board may take such action as it in its discretion deems appropriate to (i) cash out outstanding Stock Options at or immediately prior to the date of such event,
(ii) provide for the assumption of outstanding Stock Options by surviving, successor or transferee corporations, and/or (iii) provide that Stock Options shall be exercisable for a period of at least 10 business days from the date of receipt of a notice from the Company of such event, following the expiration of which period any unexercised Stock Options shall terminate. The Board's determination as to which adjustments shall be made and the extent thereof shall be final, binding and conclusive.

SECTION 5.    ELIGIBILITY

              5.1 Employees of the Company or a Related Company, including employees who are officers and/or directors of the Company, are eligible to be granted awards under the Plan. The employee participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

              5.2 For purposes of the Plan, the term "Outside Director" shall mean any director of the Company other than one who is an employee of the Company or a Related Company.

SECTION 6.    STOCK OPTIONS

              6.1 The Stock Options awarded to employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option is identified as a Non-Qualified Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. All Stock Options awarded to Outside Directors shall be Non-Qualified Stock Options.

              6.2 Subject to the following provisions, Stock Options awarded to employees by the Committee and Stock Options awarded to Outside Directors by the Board shall be in such form and shall have such terms and conditions as the Committee or the Board, as the case may be, may determine. All references to the Committee in the following paragraphs of this Section 6.2 shall be deemed to refer to the Board with respect to awards to Outside Directors.

                   (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee, and may be less than the fair market value of the Stock on the date of the award of the Stock Option.

                   (b) Option Term. The term of each Stock Option shall be fixed by the Committee.

                   (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part.

                   (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee and held for at least six months or subject to awards hereunder, "cashless exercise", any other manner permitted by law determined by the Committee, or any combination of the foregoing. If the Committee determines that a Stock Option may be exercised using shares of Restricted Stock, then unless the Committee provides otherwise, the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the Restricted Stock award.

                   (e) No Shareholder Rights. An optionee shall have neither rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

                   (f) Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

                   (g) Transferability. Stock Options shall not be transferable by the optionee other than by will or by the laws of descent and distribution, and during the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative; provided, however, the Committee may, in its discretion, authorize all or a portion of the Stock Options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children, stepchildren or grandchildren (including relationships arising from legal adoption) of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there shall be no consideration for any such transfer (other than interests in the transferee partnership), (y) the instrument pursuant to which such options are transferred must be approved by the Committee, and must expressly provide for the transferability in a manner consistent with this Section as well as any additional conditions on transfer and restrictions on the rights of the transferee, as may be required by the Committee, and (z) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following any such transfer, the Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

                   (h) Termination of Employment. Following the termination of an optionee's employment (or Board service) with the Company or a Related Company, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions with respect to termination of employment or service for different reasons. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

              6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Incentive Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded, or (iii) be awarded after July 31, 2011. No Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (A) have an option price which is less than 110% of the fair market value of the Stock on the date of award of the Incentive Stock Option or (B) be exercisable more than five years after the date such Incentive Stock Option is awarded.

SECTION 7.    STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

              7.1 A Stock Appreciation Right awarded to an employee shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the number of shares of Stock as to which the award is granted on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine. The grant shall specify the number of shares of Stock as to which the Stock Appreciation Right is granted.

              7.2 The Committee (or the Board with respect to Outside Directors), may grant a Stock Appreciation Right which may be exercised only within the 60-day period following occurrence of a Change of Control (as defined in Section 16.2) (such Stock Appreciation Right being referred to herein as a Limited Stock Appreciation Right). Unless the Committee (or Board with respect to Outside Directors) provides otherwise, in the event of a Change of Control the amount to be paid upon exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change of Control Price (as defined in Section 16.3).

SECTION 8.    RESTRICTED STOCK

              Subject to the following provisions, all awards of Restricted Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

                   (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine.

                   (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee's name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death), free of all restrictions.

                   (c) The Committee may provide that the employee shall have the right to vote and/or receive dividends on Restricted Stock. Unless the Committee provides otherwise, Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

                   (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the employee.

                   (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee's Restricted Stock, other than Performance Awards whose vesting was made subject to satisfaction of one or more Performance Objectives (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the
Code).

SECTION 9.    DEFERRED STOCK AWARDS

              Subject to the following provisions, all awards of Deferred Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

                   (a) The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any employee and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the grant or vesting of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified Performance Objectives or such other criteria as the Committee may determine.

                   (b) Except as may be provided by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

                   (c) At the expiration of the Deferral Period, the employee (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock, or (iii) a combination of shares and cash, as the Committee may determine.

                   (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before the Deferred Stock has vested, his or her Deferred Stock award shall be forfeited.

                   (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award, other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).


SECTION 10.   BONUS STOCK

              The Committee may award Bonus Stock to any eligible employee subject to such terms and conditions as the Committee shall determine. The grant of Bonus Stock may be conditioned upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine. The Committee may waive such conditions in whole or in part other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code). Unless otherwise specified by the Committee, no money shall be paid by the recipient for the Bonus Stock. Alternatively, the Committee may offer eligible employees the opportunity to purchase Bonus Stock at a discount from its fair market value. The Bonus Stock award shall be satisfied by the delivery of the designated number of shares of Stock which are not subject to restriction.

SECTION 11.   LOANS

              To the extent permitted by law, the Committee may provide that the Company shall make, or arrange for, a recourse loan or loans to an employee with respect to the exercise of any Stock Option awarded under the Plan, with respect to the payment of the purchase price, if any, of any Restricted Stock or Bonus Stock awarded hereunder, or with respect to any taxes arising from an award hereunder; provided, however, that the Company shall not loan to an employee more than the sum of (i) the excess of the purchase or exercise price of an award over the par value of any shares of Stock awarded plus (ii) the amount of any taxes arising from such award. The Committee shall have full authority to decide whether a loan will be made hereunder and to determine the amount, term and provisions of any such loan, including the interest rate to be charged, any security for the loan, the terms on which the loan is to be repaid and the conditions, if any, under which the loan may be forgiven; provided, however, that any such loan shall be a recourse loan and shall be secured by collateral other than the options or the underlying shares.

SECTION 12.   TAX OFFSET PAYMENTS

              The Committee (or the Board, with respect to Outside Directors) may provide for a Tax Offset Payment by the Company with respect to one or more awards granted under the Plan. The Tax Offset Payment shall be in an amount specified by the Committee (or the Board, with respect to Outside Directors), which shall not exceed the amount necessary to pay the federal, state, local and other taxes payable with respect to the applicable award and the receipt of the Tax Offset Payment, assuming that the recipient is taxed at the maximum tax rate applicable to such income. The Tax Offset Payment shall be paid solely in cash.

SECTION 13.   ELECTION TO DEFER AWARDS

              The Committee may permit an employee to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

SECTION 14.   TAX WITHHOLDING

              14.1 Each award holder shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, the minimum statutory federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the award holder.

              14.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the minimum statutory withholding tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock held for at least six months. Alternatively, the Committee may require that a portion of the shares of Stock otherwise deliverable be applied to satisfy the minimum statutory withholding tax obligations with respect to the award.

SECTION 15.   AMENDMENTS AND TERMINATION

              The Plan shall continue in effect for an unlimited period. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without shareholder approval except as required by law.

SECTION 16.   CHANGE OF CONTROL

              16.1 In the event of a Change of Control, unless otherwise provided in the grant or by amendment (with the holder's consent) of such grant:

                   (a) all outstanding Stock Options and all outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

                   (b) the restrictions applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

                   (c) to the extent the cash payment of any award is based on the fair market value of Stock, such fair market value shall be the Change of Control Price.

              16.2 A "Change of Control" means the happening of any of the following:

                   (a) When any "person," as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), or any person, entity or group specifically excluded by the Board, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

                   (b) When Incumbent Directors cease for any reason to constitute at least two-thirds of the Board (where "Incumbent Director" means any director on the date of adoption of the Plan and any director elected by, or on the recommendation of, or with the approval of, a majority of the directors who then qualified as Incumbent Directors);

                   (c) The effective date of any merger or consolidation of the Company with another corporation where (i) the shareholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger; provided, however, that, in each of the cases set forth above in clauses (c)(i) or (c)(ii), no "Change of Control" shall be deemed to take place if the transaction was approved by the Board of Directors, the majority of the members of which were in place prior to the commencement of such sale, merger or consolidation; or

                   (d) The date of approval by the shareholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

              16.3 "Change of Control Price" means the highest price per share paid in any transaction reported in the NASDAQ SmallCap Market or on any national securities exchange or other market where the Stock is traded, or paid or offered in any transaction related to a Change of Control, at any time during the 90-day period ending with the Change of Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Stock Options, the Change of Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

SECTION 17.   GENERAL PROVISIONS

              17.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or market or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

              17.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee


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
of the Company, or of a Related Company, any right to continued employment, and no award under the Plan shall confer upon any Outside Director any right to continued service as a director.

              17.3 Determinations by the Committee or the Board under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

              17.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 18.   EFFECTIVE DATE OF PLAN

              The Plan shall be effective upon approval by the Company's shareholders at the 2001 Annual Meeting of Shareholders.

                                                                      Appendix C

                        FINANCIAL PERFORMANCE CORPORATION

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of November 17, 1999, between FINANCIAL PERFORMANCE CORPORATION, a New York corporation (the "Company"), having an address at 335 Madison Avenue, 8th floor, New York, New York 10017 and JEFFREY SILVERMAN, having an address at c/o LTS Capital Partners, 777 Third Avenue, New York, New York 10017 (the "Grantee").

         The Company hereby grants to the Grantee an irrevocable nonqualified stock option (the "Option") to purchase from time to time all or any part of an aggregate of 1,000,000 shares of the Company's common stock, $.01 par value per share (the "Shares"). This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 1,000,000 Shares.

         3. Exercise Price. The exercise price shall be $.43 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on November 15, 1999.

         4. Medium and Time of Payment. The exercise price of the Option shall be paid in cash or by check payable to the order of the Company at the time of exercise. In addition, the Company shall accept full or partial payment in Shares previously owned by the Grantee having an aggregate fair market value on the date of exercise equal to the portion of the exercise price being so paid. The option may be partially exercised from time to time.

         Payment in full for all Shares with respect to which the Option is then being exercised shall be required before the issuance of any Shares pursuant to the exercise of the Option. In connection with the delivery of any certificates representing the Shares, the Company shall, at the request of the Grantee, withhold a number of Shares having an aggregate fair market value on the date of the exercise of the Option equal to the taxes then required by applicable federal, state and local law to be so withheld and such shares shall be irrevocably returned to treasury stock of the Company. If the Grantee does not so request the Company to withhold Shares, the Grantee shall pay to the Company any amount necessary to satisfy any applicable federal, state, or local tax withholding obligations.

         5. Term and Exercise of the Option. The Option shall expire five years from the date of this Agreement and may be exercised for all or any portion of the Shares (in whole shares) at any time and from time to time during such period.

         This Option may be exercised only by written notice to the Company indicating the number of whole Shares which are being purchased. Such notice must be signed by the Grantee and be accompanied by full payment of the exercise price.

         6. Transferability. The Option may only be transferred to an Affiliate of Grantee or by will or the laws of descent and distribution.

         7. Adjustments. (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend or make a distribution on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or take any action similar to (i) through (iv), then the number and kind of shares of capital stock purchasable upon exercise of the Option immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Grantee shall be entitled to receive the number and kind of shares of capital stock upon exercise that such holder would have owned or been entitled to receive had such Option been exercised immediately prior to the happening of the events described above (or in the case of clause (i) above, immediately prior to the record date therefor). An adjustment made pursuant to this Section 10(a) shall become effective immediately after the effective date, retroactive to the record date therefor in the case of clause (i) above, and shall become effective immediately after the effective date in the case of clauses (ii), (iii) or (iv) above.

                  (b) In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         8. Representations and Warranties of the Company. The Company hereby represents and warrants to the Grantee as follows:

                  8.1 This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  8.2 No Conflicts; Consents of Third Parties. The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Company with any of the provisions hereof does not (i) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination or acceleration under any Contract, Permit or Order to which the Company is a party or by which the Company or its assets or properties are bound; (ii) constitute a violation of any Law applicable to the Company or (iii) result in the creation of any Lien upon the properties or assets of the Company. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Company in connection with the execution and delivery of this Agreement, or the compliance by the Company with any of the provisions hereof or thereof, except as set forth on Schedule 4.1 of the Stock Purchase and Sale Agreement dated the date hereof by and among the Company, Silverman and Robert
S. Trump.

                  8.3 Reservation of Shares. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         9. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         10. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         11. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. Absent any agreement with the Company specifically providing for such terms, the Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company hereby agrees to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement from and after the date hereof.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the terms of the Grantee's Board membership or the relationship of the Grantee with the Company or any Affiliate shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation as a member of the Board or of any other relationship between the Grantee and the Company or any Affiliate, nor shall it interfere with the right of shareholders of the Company to remove the Grantee from the Board or the right of the Company or any Affiliate to treat the Grantee without regard to the effect which that treatment might have upon him as a Grantee.

         14. Certain Definitions.

                  "Affiliate" shall have the meaning specified in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

                  "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral.

                  "Governmental Body" means any governmental or regulatory body, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

                  "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

                  "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                  "Order" means any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

                  "Permit" means any approval, authorization, registration, consent, license permit or certificate by any Governmental Body.

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization, Government Body or other entity.

         15. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, four days after the date of deposit in the United States mails, to each party at its address set forth above or to such other address as may be designated in a notice given in accordance with this Section.

         16. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first written above.


                                         FINANCIAL PERFORMANCE CORPORATION


                                         By: /s/
                                             -----------------------------------
                                             Name:
                                             Title:


                                             /s/
                                             -----------------------------------
                                                 JEFFREY SILVERMAN

                        FINANCIAL PERFORMANCE CORPORATION

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of November 17, 1999, between FINANCIAL PERFORMANCE CORPORATION, a New York corporation (the "Company"), having an address at 335 Madison Avenue, 8th floor, New York, New York 10017 and RONALD NASH, having an address at 650 Fifth Avenue, New York, NY 10019 (the "Grantee").

         The Company hereby grants to the Grantee an irrevocable nonqualified stock option (the "Option") to purchase from time to time all or any part of an aggregate of 1,000,000 shares of the Company's common stock, $.01 par value per share (the "Shares"). This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 1,000,000 Shares.

         3. Exercise Price. The exercise price shall be $.43 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on November 15, 1999.

         4. Medium and Time of Payment. The exercise price of the Option shall be paid in cash or by check payable to the order of the Company at the time of exercise. In addition, the Company shall accept full or partial payment in Shares previously owned by the Grantee having an aggregate fair market value on the date of exercise equal to the portion of the exercise price being so paid. The option may be partially exercised from time to time.

         Payment in full for all Shares with respect to which the Option is then being exercised shall be required before the issuance of any Shares pursuant to the exercise of the Option. In connection with the delivery of any certificates representing the Shares, the Company shall, at the request of the Grantee, withhold a number of Shares having an aggregate fair market value on the date of the exercise of the Option equal to the taxes then required by applicable federal, state and local law to be so withheld and such shares shall be irrevocably returned to treasury stock of the Company. If the Grantee does not so request the Company to withhold Shares, the Grantee shall pay to the Company any amount necessary to satisfy any applicable federal, state, or local tax withholding obligations.

         5. Term and Exercise of the Option. The Option shall expire five years from the date of this Agreement and may be exercised for all or any portion of the Shares (in whole shares) at any time and from time to time during such period.

         This Option may be exercised only by written notice to the Company indicating the number of whole Shares which are being purchased. Such notice must be signed by the Grantee and be accompanied by full payment of the exercise price.

         6. Transferability. The Option may only be transferred to an Affiliate of Grantee or by will or the laws of descent and distribution.

         7. Adjustments. (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend or make a distribution on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or take any action similar to (i) through (iv), then the number and kind of shares of capital stock purchasable upon exercise of the Option immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Grantee shall be entitled to receive the number and kind of shares of capital stock upon exercise that such holder would have owned or been entitled to receive had such Option been exercised immediately prior to the happening of the events described above (or in the case of clause (i) above, immediately prior to the record date therefor). An adjustment made pursuant to this Section 10(a) shall become effective immediately after the effective date, retroactive to the record date therefor in the case of clause (i) above, and shall become effective immediately after the effective date in the case of clauses (ii), (iii) or (iv) above.

                  (b) In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         8. Representations and Warranties of the Company. The Company hereby represents and warrants to the Grantee as follows:

                  8.1 This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  8.2 No Conflicts; Consents of Third Parties. The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Company with any of the provisions hereof does not (i) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination or acceleration under any Contract, Permit or Order to which the Company is a party or by which the Company or its assets or properties are bound; (ii) constitute a violation of any Law applicable to the Company or (iii) result in the creation of any Lien upon the properties or assets of the Company. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Company in connection with the execution and delivery of this Agreement, or the compliance by the Company with any of the provisions hereof or thereof, except as set forth on Schedule 4.1 of the Stock Purchase and Sale Agreement dated the date hereof by and among the Company, Nash and Robert S. Trump.

                  8.3 Reservation of Shares. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         9. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         10. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         11. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. Absent any agreement with the Company specifically providing for such terms, the Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company hereby agrees to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement from and after the date hereof.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the terms of the Grantee's Board membership or the relationship of the Grantee with the Company or any Affiliate shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation as a member of the Board or of any other relationship between the Grantee and the Company or any Affiliate, nor shall it interfere with the right of shareholders of the Company to remove the Grantee from the Board or the right of the Company or any Affiliate to treat the Grantee without regard to the effect which that treatment might have upon him as a Grantee.

         14. Certain Definitions.

                  "Affiliate" shall have the meaning specified in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

                  "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral.

                  "Governmental Body" means any governmental or regulatory body, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

                  "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

                  "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                  "Order" means any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

                  "Permit" means any approval, authorization, registration, consent, license permit or certificate by any Governmental Body.

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization, Government Body or other entity.

         15. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, four days after the date of deposit in the United States mails, to each party at its address set forth above or to such other address as may be designated in a notice given in accordance with this Section.

         16. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first written above.

                                       FINANCIAL PERFORMANCE CORPORATION

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:


                                           /s/
                                           -------------------------------------
                                               RONALD NASH

                        FINANCIAL PERFORMANCE CORPORATION

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of January 10, 2000, between FINANCIAL PERFORMANCE CORPORATION, a New York corporation (the "Company"), having an address at 335 Madison Avenue, 8th floor, New York, New York 10017 and JEFFREY SILVERMAN, having an address at c/o LTS Capital Partners, 777 Third Avenue, New York, New York 10017 (the "Grantee").

         The Company hereby grants to the Grantee an irrevocable nonqualified stock option (the "Option") to purchase from time to time all or any part of an aggregate of 1,000,000 shares of the Company's common stock, $.01 par value per share (the "Shares"). This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 1,000,000 Shares.

         3. Exercise Price. The exercise price shall be $14.50 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on January 10, 2000.

         4. Medium and Time of Payment. The exercise price of the Option shall be paid in cash or by check payable to the order of the Company at the time of exercise. In addition, the Company shall accept full or partial payment in Shares previously owned by the Grantee having an aggregate fair market value on the date of exercise equal to the portion of the exercise price being so paid. The option may be partially exercised from time to time.

                  Payment in full for all Shares with respect to which the Option is then being exercised shall be required before the issuance of any Shares pursuant to the exercise of the Option. In connection with the delivery of any certificates representing the Shares, the Company shall, at the request of the Grantee, withhold a number of Shares having an aggregate fair market value on the date of the exercise of the Option equal to the taxes then required by applicable federal, state and local law to be so withheld and such shares shall be irrevocably returned to treasury stock of the Company. If the Grantee does not so request the Company to withhold Shares, the Grantee shall pay to the Company any amount necessary to satisfy any applicable federal, state, or local tax withholding obligations.

         5. Term and Exercise of the Option. The Option shall expire five years from the date of this Agreement and may be exercised for all or any portion of the Shares (in whole shares) at any time and from time to time during such period.

                  This Option may be exercised only by written notice to the Company indicating the number of whole Shares which are being purchased. Such notice must be signed by the Grantee and be accompanied by full payment of the exercise price.

         6. Transferability. The Option may only be transferred to an Affiliate of Grantee or by will or the laws of descent and distribution.

         7. Adjustments. (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend or make a distribution on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or take any action similar to (i) through (iv), then the number and kind of shares of capital stock purchasable upon exercise of the Option immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Grantee shall be entitled to receive the number and kind of shares of capital stock upon exercise that such holder would have owned or been entitled to receive had such Option been exercised immediately prior to the happening of the events described above (or in the case of clause (i) above, immediately prior to the record date therefor). An adjustment made pursuant to this Section 10(a) shall become effective immediately after the effective date, retroactive to the record date therefor in the case of clause (i) above, and shall become effective immediately after the effective date in the case of clauses (ii), (iii) or (iv) above.

                  (b) In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         8. Representations and Warranties of the Company. The Company hereby represents and warrants to the Grantee as follows:

                  8.1 This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  8.2 No Conflicts; Consents of Third Parties. The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Company with any of the provisions hereof does not (i) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination or acceleration under any Contract, Permit or Order to which the Company is a party or by which the Company or its assets or properties are bound; (ii) constitute a violation of any Law applicable to the Company or (iii) result in the creation of any Lien upon the properties or assets of the Company. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Company in connection with the execution and delivery of this Agreement, or the compliance by the Company with any of the provisions hereof or thereof, except as set forth on Schedule 4.1 of the Stock Purchase and Sale Agreement dated the date hereof by and among the Company, Silverman and Robert
S. Trump and any notification required to be made to any quotation system operated by a national securities association on which the Company's common stock is listed or may be listed.

                  8.3 Reservation of Shares. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         9. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         10. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         11. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. Absent any agreement with the Company specifically providing for such terms, the Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company hereby agrees to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement from and after the date hereof.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the terms of the Grantee's Board membership or the relationship of the Grantee with the Company or any Affiliate shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation as a member of the Board or of any other relationship between the Grantee and the Company or any Affiliate, nor shall it interfere with the right of shareholders of the Company to remove the Grantee from the Board or the right of the Company or any Affiliate to treat the Grantee without regard to the effect which that treatment might have upon him as a Grantee.

         14. Certain Definitions.

                  "Affiliate" shall have the meaning specified in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

                  "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral.

                  "Governmental Body" means any governmental or regulatory body, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

                  "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

                  "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                  "Order" means any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

                  "Permit" means any approval, authorization, registration, consent, license permit or certificate by any Governmental Body.

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization, Government Body or other entity.

         15. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, four days after the date of deposit in the United States mails, to each party at its address set forth above or to such other address as may be designated in a notice given in accordance with this Section.

         16. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first written above.

                                       FINANCIAL PERFORMANCE CORPORATION

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:


                                           /s/
                                           -------------------------------------
                                               JEFFREY S. SILVERMAN

                        FINANCIAL PERFORMANCE CORPORATION

                             STOCK OPTION AGREEMENT

         STOCK OPTION AGREEMENT (the "Agreement"), dated as of January 10, 2000, between FINANCIAL PERFORMANCE CORPORATION, a New York corporation (the "Company"), having an address at 335 Madison Avenue, 8th floor, New York, New York 10017 and RONALD NASH, having an address at c/o LTS Capital Partners, 777 Third Avenue, New York, New York 10017 (the "Grantee").

         The Company hereby grants to the Grantee an irrevocable nonqualified stock option (the "Option") to purchase from time to time all or any part of an aggregate of 1,000,000 shares of the Company's common stock, $.01 par value per share (the "Shares"). This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 1,000,000 Shares.

         3. Exercise Price. The exercise price shall be $14.50 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on January 10, 2000.

         4. Medium and Time of Payment. The exercise price of the Option shall be paid in cash or by check payable to the order of the Company at the time of exercise. In addition, the Company shall accept full or partial payment in Shares previously owned by the Grantee having an aggregate fair market value on the date of exercise equal to the portion of the exercise price being so paid. The option may be partially exercised from time to time.

                  Payment in full for all Shares with respect to which the Option is then being exercised shall be required before the issuance of any Shares pursuant to the exercise of the Option. In connection with the delivery of any certificates representing the Shares, the Company shall, at the request of the Grantee, withhold a number of Shares having an aggregate fair market value on the date of the exercise of the Option equal to the taxes then required by applicable federal, state and local law to be so withheld and such shares shall be irrevocably returned to treasury stock of the Company. If the Grantee does not so request the Company to withhold Shares, the Grantee shall pay to the Company any amount necessary to satisfy any applicable federal, state, or local tax withholding obligations.

         5. Term and Exercise of the Option. The Option shall expire five years from the date of this Agreement and may be exercised for all or any portion of the Shares (in whole shares) at any time and from time to time during such period.

                  This Option may be exercised only by written notice to the Company indicating the number of whole Shares which are being purchased. Such notice must be signed by the Grantee and be accompanied by full payment of the exercise price.

         6. Transferability. The Option may only be transferred to an Affiliate of Grantee or by will or the laws of descent and distribution.

         7. Adjustments. (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend or make a distribution on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or take any action similar to (i) through (iv), then the number and kind of shares of capital stock purchasable upon exercise of the Option immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Grantee shall be entitled to receive the number and kind of shares of capital stock upon exercise that such holder would have owned or been entitled to receive had such Option been exercised immediately prior to the happening of the events described above (or in the case of clause (i) above, immediately prior to the record date therefor). An adjustment made pursuant to this Section 10(a) shall become effective immediately after the effective date, retroactive to the record date therefor in the case of clause (i) above, and shall become effective immediately after the effective date in the case of clauses (ii), (iii) or (iv) above.

                  (b) In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         8. Representations and Warranties of the Company. The Company hereby represents and warrants to the Grantee as follows:

                  8.1 This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  8.2 No Conflicts; Consents of Third Parties. The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Company with any of the provisions hereof does not (i) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination or acceleration under any Contract, Permit or Order to which the Company is a party or by which the Company or its assets or properties are bound; (ii) constitute a violation of any Law applicable to the Company or (iii) result in the creation of any Lien upon the properties or assets of the Company. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Company in connection with the execution and delivery of this Agreement, or the compliance by the Company with any of the provisions hereof or thereof, except as set forth on Schedule 4.1 of the Stock Purchase and Sale Agreement dated the date hereof by and among the Company, Silverman and Robert
S. Trump and any notification required to be made to any quotation system operated by a national securities association on which the Company's common stock is listed or may be listed.

                  8.3 Reservation of Shares. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         9. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         10. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         11. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. Absent any agreement with the Company specifically providing for such terms, the Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company hereby agrees to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement from and after the date hereof.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the terms of the Grantee's Board membership or the relationship of the Grantee with the Company or any Affiliate shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation as a member of the Board or of any other relationship between the Grantee and the Company or any Affiliate, nor shall it interfere with the right of shareholders of the Company to remove the Grantee from the Board or the right of the Company or any Affiliate to treat the Grantee without regard to the effect which that treatment might have upon him as a Grantee.

         14. Certain Definitions.

                  "Affiliate" shall have the meaning specified in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

                  "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral.

                  "Governmental Body" means any governmental or regulatory body, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

                  "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

                  "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                  "Order" means any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

                  "Permit" means any approval, authorization, registration, consent, license permit or certificate by any Governmental Body.

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization, Government Body or other entity.

         15. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, four days after the date of deposit in the United States mails, to each party at its address set forth above or to such other address as may be designated in a notice given in accordance with this Section.

         16. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first written above.

                                      FINANCIAL PERFORMANCE CORPORATION


                                      By: /s/
                                          -------------------------------------
                                          Name:
                                          Title:


                                          /s/
                                          -------------------------------------
                                              RONALD NASH

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of April 26, 2000 between Financial Performance Corporation, a New York corporation (the "Company"), having an address at 777 Third Avenue, 30th Floor, New York, New York 10017 and Edward T. Stolarski, residing at 40 Hackberry Hill Road, Weston, Connecticut 06883 ("Grantee").

         In consideration of Grantee's employment by the Company in accordance with a certain employment agreement, dated as of April 25, 2000, between the Company and the Grantee, the Company hereby grants to the Grantee, a nonqualified stock option (the "Option") to purchase from time to time all or a portion of an aggregate of 100,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), subject to and upon the terms set forth herein. This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 100,000 Shares.

         3. Exercise Price. The exercise price shall be $6.38 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on April 25, 2000.

         4. Term of Option. The Option shall expire five years from the date of this Agreement. The Option may be exercised for all or any portion of the Shares (in whole shares) at any time and from time to time from the date hereof to the expiration date; provided, however, that if the Option is partially exercised, it shall be done so in denominations of 25,000 Shares or more.

         5. Exercise of Options. The Option may be exercised by written notice to the Chief Executive Officer of the Company at the Company's principal office. Such notice shall state the election to exercise the Option and the number of shares in respect of which it shall be exercised, and shall be signed by the Grantee or his "Permitted Assigns," in accordance with Paragraph 6 below. In the event that the Option shall be exercised pursuant to paragraph 6 hereof by any person other than the Grantee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option, as may be reasonably required by the Company and its counsel. The notice of exercise shall be accompanied by payment of the full purchase price of the Shares being purchased in cash or cash equivalents. The Grantee shall have the right to instruct the Company to withhold a portion of the Option shares to meet the obligations for tax withholding upon exercise of the Option or pay cash to satisfy such tax withholding obligations. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Grantee or his Permitted Assigns and shall be delivered, as provided above, to or upon the written order of the person or persons exercising the Option as soon as practicable (except as otherwise provided below in this paragraph 5) after the due and proper exercise of the Option. The holder of the Option shall not have any rights of a stockholder with respect to the shares covered by the Option unless and until the certificate or certificates for such shares shall have been issued and delivered. It is expressly understood that, notwithstanding anything contained in this Agreement to the contrary, (1) the time for the delivery of the certificate or certificates of Common Stock may be postponed by the Company for such period as may be required by the Company to comply with any listing requirements of any national securities exchange or to comply with any applicable State or Federal law, and (2) the Company shall not be obligated to sell, issue or deliver any shares as to which the option or any part thereof shall have been exercised unless such shares are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         6. Nontransferability. The Option shall not be assignable or transferable other than to a member of the immediate family of Grantee or to trustees of a trust, the beneficiaries of which are members of the Grantee's immediate family, or by will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

         7. Adjustments. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, reclassification, Common Stock dividend (in excess of 5% thereon), Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock after the date hereof, an appropriate substitution or adjustment shall be made in the number of shares subject to the Option and to the exercise price; provided, however, that such adjustment shall not increase the aggregate value of the Option, no fractional shares shall be issued, and the aggregate exercise price shall be appropriately reduced on account of any fractional shares. Without limiting the foregoing, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         8. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         9. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         10. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         11. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first above written.

                                       FINANCIAL PERFORMANCE CORPORATION



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:





                                                 /s/
                                           -------------------------------------
                                                     Edward T. Stolarski

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of April 26, 2000 between Financial Performance Corporation, a New York corporation (the "Company"), having an address at 777 Third Avenue, 30th Floor, New York, New York 10017 and Edward T. Stolarski, residing at 40 Hackberry Hill Road, Weston, Connecticut 06883 ("Grantee").

         In consideration of Grantee's employment by the Company in accordance with a certain employment agreement, dated as of April 25, 2000, between the Company and the Grantee, the Company hereby grants to the Grantee, a nonqualified stock option (the "Option") to purchase from time to time all or a portion of an aggregate of 300,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), subject to and upon the terms set forth herein. This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 300,000 Shares.

         3. Exercise Price. The exercise price shall be $6.38 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on April 25, 2000.

         4. Term and Vesting of Option. Subject to the terms of this Agreement, the Option shall expire five years from the date hereof and shall vest and be exercisable as follows: all or a portion of 150,000 Shares (in whole shares) of the Option from April 27, 2001 to the expiration of the Option; and, all or any portion of 150,000 Shares (in whole shares) of the Option from April 27, 2002 to the expiration of the Option; provided, however, that any portion of the Option shall be exercisable in denominations of 25,000 Shares or more.

         5. Exercise of Options. The Option may be exercised by written notice to the Chief Executive Officer of the Company at the Company's principal office. Such notice shall state the election to exercise the Option and the number of shares in respect of which it shall be exercised, and shall be signed by the Grantee or his "Permitted Assigns," in accordance with Paragraph 6 below. In the event that the Option shall be exercised pursuant to paragraph 6 hereof by any person other than the Grantee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option, as may be reasonably required by the Company and its counsel. The notice of exercise shall be accompanied by payment of the full purchase price of the Shares being purchased in cash or cash equivalents. The Grantee shall have the right to instruct the Company to withhold a portion of the Option shares to meet the obligations for tax withholding upon exercise of the Option or pay cash to satisfy such tax withholding obligations. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Grantee or his Permitted Assigns and shall be delivered, as provided above, to or upon the written order of the person or persons exercising the Option as soon as practicable (except as otherwise provided below in this paragraph 5) after the due and proper exercise of the Option. The holder of the Option shall not have any rights of a stockholder with respect to the shares covered by the Option unless and until the certificate or certificates for such shares shall have been issued and delivered. It is expressly understood that, notwithstanding anything contained in this Agreement to the contrary, (1) the time for the delivery of the certificate or certificates of Common Stock may be postponed by the Company for such period as may be required by the Company to comply with any listing requirements of any national securities exchange or to comply with any applicable State or Federal law, and (2) the Company shall not be obligated to sell, issue or deliver any shares as to which the option or any part thereof shall have been exercised unless such shares are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         6. Nontransferability. The Option shall not be assignable or transferable other than to a member of the immediate family of Grantee or to trustees of a trust, the beneficiaries of which are members of the Grantee's immediate family, or by will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

         7.Termination of Employment. In the event the employment of the Grantee with the Company is terminated by the Company for Cause (as such term is defined in the Employment Letter, dated April 25, 2000, between the Company and the Grantee), all rights to purchase shares pursuant to the Option shall forthwith cease and terminate. In the event the employment of the Grantee with the Company is terminated by the Company without Cause, the rights to exercise the Option shall accelerate and the Grantee shall have the right for a period of three months after the termination of his employment, to exercise all of the shares subject to the Option. In the event the employment of the Grantee with the Company is terminated by the Grantee, all rights to purchase shares pursuant to the Option shall forthwith cease and terminate, except that for a period of three months after the termination of his employment, the Grantee shall have the right to exercise the Option with respect to those shares which he had a right to purchase as of the date of termination. If such termination results from physical disability, then the right to exercise the Option shall accelerate and the Grantee shall have the right to exercise the Option in full for a period of twelve (12) months after the date of the date of his termination of employment or until the expiration date of the Option, if sooner. Notwithstanding anything contained herein to the contrary, if the Grantee terminates his employment as a result of a Change in Control of the Company (as defined below), all options not otherwise vested pursuant to this agreement, shall immediately vest and be exercisable upon such termination. Change in Control of the Company shall occur at any time that Jeffrey S. Silverman shall no longer be Chairman of the Company and the majority of the members of the Board of Directors shall consist of individuals who were not directors of the Company on the first annual meeting of shareholders subsequent to the date hereof.

         8. Death of Grantee. In the event of the death of the Grantee while he is in the employ of the Company, the Option or unexercised portion thereof shall be exercisable in full at any time prior to the expiration date of the Option, in accordance with the terms of the Option, but only by the person or persons to whom such Grantee's rights under the Option shall pass by the Grantee's will or by laws of descent and distribution of the state of his domicile at the time of his death.

         9. Adjustments. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, reclassification, Common Stock dividend (in excess of 5% thereon), Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock after the date hereof, an appropriate substitution or adjustment shall be made in the number of shares subject to the Option and to the exercise price; provided, however, that such adjustment shall not increase the aggregate value of the Option, no fractional shares shall be issued, and the aggregate exercise price shall be appropriately reduced on account of any fractional shares. Without limiting the foregoing, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         10. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         11. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first above written.

                                    FINANCIAL PERFORMANCE CORPORATION



                                    By: /s/
                                        ----------------------------------------
                                        Name:
                                        Title:





                                               /s/
                                        ----------------------------------------
                                                    Edward T. Stolarski

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of August 9, 2000 between Financial Performance Corporation, a New York corporation (the "Company"), having an address at 777 Third Avenue, 30th Floor, New York, New York 10017 and Nathan Gantcher ("Grantee").

         As an inducement to Grantee to agree to serve as a director of the Company, the Company hereby grants to the Grantee a nonqualified stock option (the "Option") to purchase from time to time all or a portion of an aggregate of 150,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), subject to and upon the terms set forth herein. This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 150,000 Shares.

         3. Exercise Price. The exercise price shall be $8.00 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on August 9, 2000.

         4. Term and Vesting of Option. Subject to the terms of this Agreement, the Option shall vest and be exercisable on the date hereof and shall expire five years from the date hereof; provided, however, that any portion of the Option shall be exercisable in denominations of 25,000 Shares or more.

         5. Exercise of Options. The Option may be exercised by written notice to the Chief Executive Officer of the Company at the Company's principal office. Such notice shall state the election to exercise the Option and the number of shares in respect of which it shall be exercised, and shall be signed by the Grantee or his "permitted assigns," in accordance with paragraph 7 below. In the event that the Option shall be exercised pursuant to paragraph 7 hereof by any person other than the Grantee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option, as may be reasonably required by the Company and its counsel. The notice of exercise shall be accompanied by payment of the full purchase price of the Shares being purchased in cash or cash equivalents, in shares of Common Stock which have been owned by the Grantee for at least six months, or any combination thereof. The Grantee shall have the right to instruct the Company to withhold a portion of the Option shares to meet the minimum obligations, if any, for tax withholding upon exercise of the Option or pay cash to satisfy such tax withholding obligations. In the alternative, the Grantee may tender to the Company shares of the Company owned by the Grantee for at least six months to satisfy such tax withholding obligation. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Grantee or his permitted assigns and shall be delivered, as provided above, to or upon the written order of the person or persons exercising the Option as soon as practicable (except as otherwise provided below in this paragraph 5) after the due and proper exercise of the Option. The holder of the Option shall not have any rights of a stockholder with respect to the shares covered by the Option unless and until the certificate or certificates for such shares shall have been issued and delivered. It is expressly understood that, notwithstanding anything contained in this Agreement to the contrary, (1) the time for the delivery of the certificate or certificates of Common Stock may be postponed by the Company for such period as may be required by the Company to comply with any listing requirements of any national securities exchange or trading market or to comply with any applicable State or Federal law, and (2) the Company shall not be obligated to sell, issue or deliver any shares as to which the option or any part thereof shall have been exercised unless such shares are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended. If the Company files a registration statement for any of its Common Stock (either for its own account or the account of a security holder or holders), the Company will use its reasonable efforts to include in such registration, and/or in any underwriting therein, any or all of the Shares requested by the Grantee to be so included, upon reasonable and customary terms and conditions, provided such inclusion would not have a material adverse effect upon such filing or the consummation of the offering contemplated thereby. The Company agrees to pay for expenses of registering the Shares. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         6. Reload Grants. To the extent the Grantee exercises the Option or any Reload Option (as defined below) granted hereunder by delivering Shares owned by the Grantee for more than six months instead of paying cash, then, provided that the Grantee continues to serve as a director of the Company on the date of such exercise, the Grantee shall automatically receive on the date of such exercise a new option (a "Reload Option") to purchase additional Shares equal to the number of Shares delivered by the Grantee upon such exercise. The Reload Option shall be subject to the same terms and conditions as the Option, including its expiration date, except that the Reload Option shall have an exercise price equal to the closing price per Share on the date the Reload Option is granted.

         7. Nontransferability. The Option shall not be assignable or transferable other than by will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

                  Notwithstanding the aforesaid, the Option may be transferred by the Grantee to (i) the spouse, children or grandchildren of the Grantee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) the transfer must be either a gift or made for estate planning purposes, (y) such transfer shall be subject to such limits and conditions as the Board of Directors of the Company may impose, and (z) subsequent transfers of the transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

         8. Death of Grantee. In the event of the death of the Grantee, the Option or unexercised portion thereof shall be exercisable in full at any time prior to the expiration date of the Option, in accordance with the terms of the Option, but only by the person or persons to whom such Grantee's rights under the Option shall pass by the Grantee's will or by laws of descent and distribution of the state of his domicile at the time of his death.

         9. Adjustments. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, reclassification, Common Stock dividend (in excess of 5% thereon), Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock after the date hereof, an appropriate substitution or adjustment shall be made in the number of shares subject to the Option and to the exercise price; provided, however, that such adjustment shall not increase the aggregate value of the Option, no fractional shares shall be issued, and the aggregate exercise price shall be appropriately reduced on account of any fractional shares. Without limiting the foregoing, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary of the Company in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         10. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         11. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first above written.

                                       FINANCIAL PERFORMANCE CORPORATION



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:




                                           /s/
                                           -------------------------------------
                                               Nathan Gantcher

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of August 9, 2000 between Financial Performance Corporation, a New York corporation (the "Company"), having an address at 777 Third Avenue, 30th Floor, New York, New York 10017 and J. William Grimes ("Grantee").

         As an inducement to Grantee to agree to serve as a director of the Company, the Company hereby grants to the Grantee a nonqualified stock option (the "Option") to purchase from time to time all or a portion of an aggregate of 150,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), subject to and upon the terms set forth herein. This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 150,000 Shares.

         3. Exercise Price. The exercise price shall be $8.00 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on August 9, 2000.

         4. Term and Vesting of Option. Subject to the terms of this Agreement, the Option shall vest and be exercisable on the date hereof and shall expire five years from the date hereof; provided, however, that any portion of the Option shall be exercisable in denominations of 25,000 Shares or more.

         5. Exercise of Options. The Option may be exercised by written notice to the Chief Executive Officer of the Company at the Company's principal office. Such notice shall state the election to exercise the Option and the number of shares in respect of which it shall be exercised, and shall be signed by the Grantee or his "permitted assigns," in accordance with paragraph 7 below. In the event that the Option shall be exercised pursuant to paragraph 7 hereof by any person other than the Grantee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option, as may be reasonably required by the Company and its counsel. The notice of exercise shall be accompanied by payment of the full purchase price of the Shares being purchased in cash or cash equivalents, in shares of Common Stock which have been owned by the Grantee for at least six months, or any combination thereof. The Grantee shall have the right to instruct the Company to withhold a portion of the Option shares to meet the minimum obligations, if any, for tax withholding upon exercise of the Option or pay cash to satisfy such tax withholding obligations. In the alternative, the Grantee may tender to the Company shares of the Company owned by the Grantee for at least six months to satisfy such tax withholding obligation. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Grantee or his permitted assigns and shall be delivered, as provided above, to or upon the written order of the person or persons exercising the Option as soon as practicable (except as otherwise provided below in this paragraph 5) after the due and proper exercise of the Option. The holder of the Option shall not have any rights of a stockholder with respect to the shares covered by the Option unless and until the certificate or certificates for such shares shall have been issued and delivered. It is expressly understood that, notwithstanding anything contained in this Agreement to the contrary, (1) the time for the delivery of the certificate or certificates of Common Stock may be postponed by the Company for such period as may be required by the Company to comply with any listing requirements of any national securities exchange or trading market or to comply with any applicable State or Federal law, and (2) the Company shall not be obligated to sell, issue or deliver any shares as to which the option or any part thereof shall have been exercised unless such shares are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended. If the Company files a registration statement for any of its Common Stock (either for its own account or the account of a security holder or holders), the Company will use its reasonable efforts to include in such registration, and/or in any underwriting therein, any or all of the Shares requested by the Grantee to be so included, upon reasonable and customary terms and conditions, provided such inclusion would not have a material adverse effect upon such filing or the consummation of the offering contemplated thereby. The Company agrees to pay for expenses of registering the Shares. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         6. Reload Grants. To the extent the Grantee exercises the Option or any Reload Option (as defined below) granted hereunder by delivering Shares owned by the Grantee for more than six months instead of paying cash, then, provided that the Grantee continues to serve as a director of the Company on the date of such exercise, the Grantee shall automatically receive on the date of such exercise a new option (a "Reload Option") to purchase additional Shares equal to the number of Shares delivered by the Grantee upon such exercise. The Reload Option shall be subject to the same terms and conditions as the Option, including its expiration date, except that the Reload Option shall have an exercise price equal to the closing price per Share on the date the Reload Option is granted.

         7. Nontransferability. The Option shall not be assignable or transferable other than by will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

                  Notwithstanding the aforesaid, the Option may be transferred by the Grantee to (i) the spouse, children or grandchildren of the Grantee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) the transfer must be either a gift or made for estate planning purposes, (y) such transfer shall be subject to such limits and conditions as the Board of Directors of the Company may impose, and (z) subsequent transfers of the transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

         8. Death of Grantee. In the event of the death of the Grantee, the Option or unexercised portion thereof shall be exercisable in full at any time prior to the expiration date of the Option, in accordance with the terms of the Option, but only by the person or persons to whom such Grantee's rights under the Option shall pass by the Grantee's will or by laws of descent and distribution of the state of his domicile at the time of his death.

         9. Adjustments. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, reclassification, Common Stock dividend (in excess of 5% thereon), Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock after the date hereof, an appropriate substitution or adjustment shall be made in the number of shares subject to the Option and to the exercise price; provided, however, that such adjustment shall not increase the aggregate value of the Option, no fractional shares shall be issued, and the aggregate exercise price shall be appropriately reduced on account of any fractional shares. Without limiting the foregoing, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary of the Company in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         10. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         11. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first above written.

                                        FINANCIAL PERFORMANCE CORPORATION



                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:




                                            /s/
                                            ------------------------------------
                                                J. William Grimes

                             STOCK OPTION AGREEMENT


         STOCK OPTION AGREEMENT (the "Agreement"), dated as of August 9, 2000 between Financial Performance Corporation, a New York corporation (the "Company"), having an address at 777 Third Avenue, 30th Floor, New York, New York 10017 and Jonathan F. Foster ("Grantee").

         As an inducement to Grantee to agree to serve as a director of the Company, the Company hereby grants to the Grantee a nonqualified stock option (the "Option") to purchase from time to time all or a portion of an aggregate of 150,000 shares of the Company's common stock, $.01 par value per share (the "Shares"), subject to and upon the terms set forth herein. This Option is a nonqualified Stock Option which is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

         1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

         2. Number of Shares. This Option shall be for an aggregate of 150,000 Shares.

         3. Exercise Price. The exercise price shall be $8.00 per share, which amount equals the closing sale price of the Company's common stock as quoted on the OTC Bulletin Board as of the close of business on August 9, 2000.

         4. Term and Vesting of Option. Subject to the terms of this Agreement, the Option shall vest and be exercisable on the date hereof and shall expire five years from the date hereof; provided, however, that any portion of the Option shall be exercisable in denominations of 25,000 Shares or more.

         5. Exercise of Options. The Option may be exercised by written notice to the Chief Executive Officer of the Company at the Company's principal office. Such notice shall state the election to exercise the Option and the number of shares in respect of which it shall be exercised, and shall be signed by the Grantee or his "permitted assigns," in accordance with paragraph 7 below. In the event that the Option shall be exercised pursuant to paragraph 7 hereof by any person other than the Grantee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option, as may be reasonably required by the Company and its counsel. The notice of exercise shall be accompanied by payment of the full purchase price of the Shares being purchased in cash or cash equivalents, in shares of Common Stock which have been owned by the Grantee for at least six months, or any combination thereof. The Grantee shall have the right to instruct the Company to withhold a portion of the Option shares to meet the minimum obligations, if any, for tax withholding upon exercise of the Option or pay cash to satisfy such tax withholding obligations. In the alternative, the Grantee may tender to the Company shares of the Company owned by the Grantee for at least six months to satisfy such tax withholding obligation. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Grantee or his permitted assigns and shall be delivered, as provided above, to or upon the written order of the person or persons exercising the Option as soon as practicable (except as otherwise provided below in this paragraph 5) after the due and proper exercise of the Option. The holder of the Option shall not have any rights of a stockholder with respect to the shares covered by the Option unless and until the certificate or certificates for such shares shall have been issued and delivered. It is expressly understood that, notwithstanding anything contained in this Agreement to the contrary, (1) the time for the delivery of the certificate or certificates of Common Stock may be postponed by the Company for such period as may be required by the Company to comply with any listing requirements of any national securities exchange or trading market or to comply with any applicable State or Federal law, and (2) the Company shall not be obligated to sell, issue or deliver any shares as to which the option or any part thereof shall have been exercised unless such shares are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended. If the Company files a registration statement for any of its Common Stock (either for its own account or the account of a security holder or holders), the Company will use its reasonable efforts to include in such registration, and/or in any underwriting therein, any or all of the Shares requested by the Grantee to be so included, upon reasonable and customary terms and conditions, provided such inclusion would not have a material adverse effect upon such filing or the consummation of the offering contemplated thereby. The Company agrees to pay for expenses of registering the Shares. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The Company has reserved for issuance out of the authorized capital stock of the Company a number of shares of the Company's common stock equal to the number of shares of the Company's common stock issuable upon the exercise of the Option.

         6. Reload Grants. To the extent the Grantee exercises the Option or any Reload Option (as defined below) granted hereunder by delivering Shares owned by the Grantee for more than six months instead of paying cash, then, provided that the Grantee continues to serve as a director of the Company on the date of such exercise, the Grantee shall automatically receive on the date of such exercise a new option (a "Reload Option") to purchase additional Shares equal to the number of Shares delivered by the Grantee upon such exercise. The Reload Option shall be subject to the same terms and conditions as the Option, including its expiration date, except that the Reload Option shall have an exercise price equal to the closing price per Share on the date the Reload Option is granted.

         7. Nontransferability. The Option shall not be assignable or transferable other than by will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

                  Notwithstanding the aforesaid, the Option may be transferred by the Grantee to (i) the spouse, children or grandchildren of the Grantee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) the transfer must be either a gift or made for estate planning purposes, (y) such transfer shall be subject to such limits and conditions as the Board of Directors of the Company may impose, and (z) subsequent transfers of the transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

         8. Death of Grantee. In the event of the death of the Grantee, the Option or unexercised portion thereof shall be exercisable in full at any time prior to the expiration date of the Option, in accordance with the terms of the Option, but only by the person or persons to whom such Grantee's rights under the Option shall pass by the Grantee's will or by laws of descent and distribution of the state of his domicile at the time of his death.

         9. Adjustments. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, reclassification, Common Stock dividend (in excess of 5% thereon), Common Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock after the date hereof, an appropriate substitution or adjustment shall be made in the number of shares subject to the Option and to the exercise price; provided, however, that such adjustment shall not increase the aggregate value of the Option, no fractional shares shall be issued, and the aggregate exercise price shall be appropriately reduced on account of any fractional shares. Without limiting the foregoing, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary of the Company in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Shares issuable upon exercise of the Option) or in case of the sale, transfer or other disposition of all or substantially all of the assets of the Company, then the Grantee shall be entitled to receive upon exercise of the Option such number of shares of capital stock or other securities or property upon, or as a result of, such transaction that the Grantee would have been entitled to receive had the Option been exercised immediately prior to such transaction.

         10. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         11. Rights as a Shareholder. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

         12. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

         13. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to any rules regarding conflicts of law.

         IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Stock Option Agreement as of the date first above written.

                                       FINANCIAL PERFORMANCE CORPORATION



                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:




                                           /s/
                                           -------------------------------------
                                               Jonathan F. Foster

                                                            Please mark
                                                            your votes  [X]
                          PROXY BY MAIL                     like this

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS "1" THROUGH "6".

ITEM 1- ELECTION OF DIRECTORS:                          For    Withhold
        Nominees:                                        All      All
        01 Jonathan F. Foster    02 Nathan Gantcher      [ ]      [ ]
        03 J. William Grimes     04 Richard Levy
        05 William Lilley III    06 Ronald Nash
        07 Jeffrey S. Silverman  08 Edward T. Stolarski

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the blank space below.

-------------------------------------------------------------

-------------------------------------------------------------

                                                  FOR AGAINST ABSTAIN
ITEM 2- APPROVAL OF REINCORPORATION IN            [ ]   [ ]     [ ]
        DELAWARE, INCLUDING CLASSIFICATION OF
        BOARD, INCREASE IN AUTHORIZED CAPITAL
        STOCK AND NAME CHANGE

                                                 FOR AGAINST ABSTAIN
ITEM 3- APPROVAL OF INCENTIVE COMPENSATION PLAN  [ ]   [ ]     [ ]

ITEM 4- APPROVAL OF STOCK INCENTIVE PLAN         [ ]   [ ]     [ ]

ITEM 5- RATIFICATION OF OPTION GRANTS TO
        OFFICERS AND DIRECTORS                   [ ]   [ ]     [ ]

ITEM 6- RATIFICATION OF CONVERSION RIGHTS OF
        CERTAIN PROMISSORY NOTES AND PREFERRED
        STOCK                                    [ ]   [ ]     [ ]

        IN THEIR DISCRETION, THE PROXIES ARE
        AUTHORIZED TO VOTE UPON SUCH OTHER       CHECK HERE IF
        BUSINESS AS MAY PROPERLY COME BEFORE THE     CHANGE OF [ ]
        MEETING.                                       ADDRESS

--------------------------------------------  ---------------------
                                                 COMPANY NUMBER:

                                                  PROXY NUMBER:

                                                 ACCOUNT NUMBER:
--------------------------------------------  ---------------------


SIGNATURE                          SIGNATURE                   DATE
         --------------------------          ------------------    -------------

Please sign exactly as your name or names appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

                         VOTE BY TELEPHONE OR INTERNET
        [PHONE GRAPHIC] QUICK *** EASY *** IMMEDIATE [COMPUTER GRAPHIC]

                       FINANCIAL PERFORMANCE CORPORATION

- You can now vote your shares electronically through the Internet or by telephone.

- This eliminates the need to return the proxy card.

- Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY THROUGH THE INTERNET
---------------------------------------
www.continentalstock.com.

Have your proxy card at hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY TELEPHONE
-------------------------------
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card at hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

      PLEASE DO NOT RETURN THE ABOVE CARD IF YOU HAVE VOTED ELECTRONICALLY
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PROXY                                                                     PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                       FINANCIAL PERFORMANCE CORPORATION
            PROXY -- ANNUAL MEETING OF SHAREHOLDERS, AUGUST 1, 2001

       The undersigned hereby appoints Jeffrey S. Silverman and Edward T. Stolarski, and each of them, proxies and attorneys-in-fact of the undersigned, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Financial Performance Corporation held of record by the undersigned on June 20, 2001 at the Annual Meeting of Shareholders to be held on August 1, 2001 or any adjournment thereof.

                 (Continued and to be signed on reverse side.)

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